Filed pursuant to Rule 497
Securities Act File No. 333-229337

PROSPECTUS SUPPLEMENT
(to Prospectus dated March 25, 2019)

$42,500,000

Oxford Square Capital Corp.

6.25% Notes due 2026

Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest in publicly traded debt and/or equity securities. We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” The portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” A portion of our investment portfolio may consist of debt investments for which issuers are not required to make significant principal payments until the maturity of the senior loans, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, many of the debt securities we hold typically contain interest reset provisions that may make it more difficult for a borrower to repay the loan, heightening the risk that we may lose all or part of our investment.

We are offering $42.5 million in aggregate principal amount of 6.25% notes due 2026, which we refer to as the “Notes.” The Notes will mature on April 30, 2026. We will pay interest on the Notes on January 31, April 30, July 31 and October 31 of each year, beginning on July 31, 2019. We may redeem the Notes in whole or in part at any time, or from time to time, on or after April 30, 2022, at the redemption price of par, plus accrued interest, as discussed under the caption “Description of the Notes—Optional Redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 6.50% Unsecured Notes due 2024 (the “6.50% Unsecured Notes”). Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, CLO vehicles in which we hold an equity interest and financing vehicles (including Oxford Square Funding 2018, LLC) since the Notes are obligations exclusively of Oxford Square Capital Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.

As of the offering date of the Notes, the Notes will rank pari passu, which means equal to, approximately $64.4 million principal amount of our 6.50% Unsecured Notes, plus accrued interest. The Notes will also rank pari passu, which means equal to, our general liabilities. In total, these general liabilities were approximately $4.2 million as of December 31, 2018. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

We intend to list the Notes on the NASDAQ Global Select Market and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “OXSQZ.” The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

Please read this prospectus supplement and the accompanying prospectus before investing in the Notes and keep each for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in the Notes. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or on our website at www.oxfordsquarecapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission (“SEC”) also maintains a website at http://www.sec.gov that contains information about us.

Investing in the Notes involves a high degree of risk and should be considered speculative. For more information regarding the risks you should consider, including the risk of leverage, please see “Supplementary Risk Factors” beginning on page S-14 of this prospectus supplement and “Risk Factors” on page 16 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or determined if either this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	100%	$42,500,000
Underwriting discount (sales load)	3.125%	$1,328,125
Proceeds to us before expenses(1)	96.875%	$41,171,875

____________

(1)      We estimate that we will incur approximately $250,000 in offering expenses in connection with this offering. See “Underwriting.”

The underwriters may exercise an option to purchase up to an additional $6.375 million total aggregate principal amount of Notes offered hereby, within 30 days of the date of this prospectus supplement. If this option is exercised in full, the total public offering price will be $48,875,000, the total underwriting discount (sales load) paid by us will be $1,527,344, and total proceeds, before expenses, will be $47,347,656.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about April 3, 2019.

Joint Book-Running Managers

Ladenburg Thalmann            BB&T Capital Markets

Lead Managers

B. Riley FBR            Incapital

Co-Manager

National Securities Corporation

The date of this prospectus supplement is March 27, 2019

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. NEITHER WE NOR THE UNDERWRITERS HAVE AUTHORIZED ANY DEALER, SALESMAN, OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH THEY RELATE, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THE DATES ON THEIR RESPECTIVE COVERS, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR ANY SALES OF THE SECURITIES. OUR FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES. TO THE EXTENT REQUIRED BY LAW, WE WILL AMEND OR SUPPLEMENT THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS TO REFLECT ANY MATERIAL CHANGES SUBSEQUENT TO THE DATE OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS AND PRIOR TO THE COMPLETION OF ANY OFFERING PURSUANT TO THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT

S-i

PROSPECTUS

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

We have filed a registration statement on Form N-2 (File No. 333-229337) utilizing a shelf registration process relating to the securities described in this prospectus supplement, which registration statement was declared effective on March 25, 2019.

This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure about the securities which we may offer from time to time, some of which may not apply to the Notes offered by this prospectus supplement. For information about the Notes, see “Summary of the Specific Terms of the Notes and the Offering” and “Description of the Notes” in this prospectus supplement and “Description of Our Debt Securities” in the accompanying prospectus.

To the extent the information contained in this prospectus supplement differs from or adds to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. The information contained in this prospectus supplement supersedes any inconsistent information included in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Where You Can Find Additional Information” and “Supplementary Risk Factors” included in this prospectus supplement and under “Where You Can Find Additional Information”, “Risk Factors” and “Incorporation of Certain Information by Reference” in the accompanying prospectus before investing in the Notes.

S-iii

SUMMARY

The following summary contains basic information about the offering of our Notes pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of our Notes pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the Notes we are offering. You should carefully read the section entitled “Supplementary Risk Factors” in this prospectus supplement and the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our consolidated financial statements included in the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ option to purchase additional Notes.

Except where the context requires otherwise, the terms “OXSQ,” “Company,” “we,” “us” and “our” refer to Oxford Square Capital Corp. (formerly known as TICC Capital Corp.) together with its subsidiaries, Oxford Square Funding 2018, LLC (“OXSQ Funding”), TICC CLO 2012-1 LLC, which was dissolved in 2017 (“2012 Securitization Issuer” or “TICC CLO 2012-1”), and TICC CLO LLC, which ceased operations in 2014 (“2011 Securitization Issuer” or “TICC CLO”); “Oxford Square Management” refers to Oxford Square Management, LLC (formerly known as TICC Management, LLC); and “Oxford Funds” refers to Oxford Funds, LLC (formerly known as BDC Partners, LLC).

Overview

We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated for tax purposes as a (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with our 2003 taxable year. Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are early-stage CLO vehicles intended to aggregate loans that may be used to form the basis of a traditional CLO vehicle. We may also invest in publicly traded debt and/or equity securities. As a BDC, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets.

Our capital is generally used by our corporate borrowers to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. In making our CLO investments, we consider the indenture structure for that vehicle, its operating characteristics and compliance with its various indenture provisions, as well as its corporate loan-based collateral pool.

We generally expect to invest between $5.0 million and $50.0 million in each of our portfolio investments, although this investment size may vary as the size of our capital base changes and market conditions warrant. We invest in both fixed and variable interest rate structures. We expect that our investment portfolio will be diversified among a large number of investments, with few investments, if any, exceeding 5% of the total portfolio.

The structures of our investments will vary and we seek to invest across a wide range of different industries. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and which are cash flow positive. Many of these companies are expected to have financial backing provided by other financial or strategic sponsors at the time we make an investment. The portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” A portion of our investment portfolio may consist of debt investments for which issuers are not required to make significant principal payments until the maturity of the senior loans, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, many of the debt securities we hold typically contain interest reset provisions that may make it more difficult for a borrower to repay the loan, heightening the risk that we may lose all or part of our investment.

We also purchase portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Other than CLO vehicles, we do not intend to invest, and we would be limited to 15% of our net assets if we did invest, in any types of entities that rely on the exceptions set forth in section 3(c)(1) or section 3(c)(7) of the 1940 Act. Structurally, CLO vehicles are entities that are formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally required to absorb the CLO’s losses before any of the CLO’s other tranches, yet it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest of CLO investments which, if it were rated, may also be referred to as “junk.” We primarily focus on investing in the junior tranches and the equity of CLO vehicles. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. However, there can be no assurance that the collateral securing such senior secured loans would satisfy all of the unpaid principal and interest of our investment in the CLO vehicle in the event of default and the junior tranches, especially the equity tranches, of CLO vehicles are the last tranches to be paid, if at all, in the event of a default. Our investment strategy may also include warehouse facilities, which are early-stage CLO vehicles intended to aggregate loans that may be used to form the basis of a traditional CLO vehicle.

We have historically borrowed funds to make investments and may continue to do so. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Oxford Square Management, will be borne by our common stockholders.

6.50% Unsecured Notes

On April 12, 2017, we completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of our 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market under the trading symbol “OXSQL.”

OXSQ Facility

On June 21, 2018, OXSQ Funding, a special purpose vehicle that is our wholly-owned subsidiary, entered into a credit facility (the “OXSQ Facility”) with Citibank, N.A. On October 12, 2018, OXSQ Funding amended the OXSQ Facility to provide for additional borrowings under the OXSQ Facility. Pursuant to the terms of the OXSQ Facility, as amended, OXSQ Funding may borrow up to $125.0 million. As of December 31, 2018, the OXSQ Facility had approximately $85.7 million of principal outstanding. Subject to certain exceptions, pricing under the OXSQ Facility is based on the London interbank offered rate for an interest period equal to three months plus a spread of 2.25% per annum. Interest on the outstanding principal amount owing under the OXSQ Facility is payable quarterly in arrears. The OXSQ Facility will mature, and all outstanding principal and accrued and unpaid interest thereunder will be due and payable, on June 21, 2020, and is subject to periodic repayment prior to such date from collections on OXSQ Funding’s loan assets and certain other mandatory payment requirements.

Organizational and Regulatory Structure

Our investment activities are managed by Oxford Square Management. Oxford Square Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Oxford Square Management is owned by Oxford Funds, its managing member, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in Oxford Square Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, directly or indirectly own or control all of the outstanding equity interests of Oxford Funds. Under the investment advisory agreement, or the “Investment Advisory Agreement,” we have agreed to pay Oxford Square Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance.

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company” in the accompanying prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC.

Our consolidated operations include the activities of our wholly-owned subsidiaries, OXSQ Funding and TICC CLO 2012-1, for the periods during which they were held. OXSQ Funding, a special purpose vehicle, was formed for the purpose of entering into the OXSQ Facility. TICC CLO 2012-1 was formed for the purpose of enabling us to obtain debt financing and is operated solely for our investment activities. TICC CLO 2012-1 ceased operations on August 25, 2017. During the quarter ended December 31, 2017, we, as collateral manager of TICC CLO 2012-1, dissolved TICC CLO 2012-1 pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

Set forth below is a chart detailing our current organizational structure.

Oxford Funds, LLC
Managing Member Interest
Oxford Square Management, LLC
Administration Agreement
Advisory Agreement
Oxford Square Capital Corp.
100% Equity Interest
Oxford Square Funding 2018, LLC

Our Corporate Information

Our headquarters are located at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

Market Overview and Opportunity

The market volatility and price decline in the fourth quarter made 2018 a challenging year for corporate loans and CLO equity. During the fourth quarter of 2018, the S&P / LSTA Leveraged Loan Index fell from a price of 98.6% to 93.8% by the end of December. The LSTA Corporate Loan Index is an index of U.S. leveraged loans that seeks to mirror the market-weighted performance of the largest institutional leveraged loans. The Company believes that the index broadly reflects the overall pricing environments for the markets that it participates in, including the syndicated corporate loan market and the CLO junior debt and equity markets.

We believe the decrease in U.S. loan prices during the fourth quarter of 2018 was in part driven by large outflows from U.S. loan mutual funds and ETFs. We believe that the fundamentals across the U.S. loan market continue to be stable. Corporate loan default rates remain at low levels, providing investors with a generally lower-risk, lower-return corporate debt environment. At the present time, approximately only 1% of the S&P / LSTA Leveraged Loan Index trades at a price of “par” or higher. This environment may allow CLO managers to buy performing loan assets in the secondary market at discounts to par, which may build CLO asset value and spread over time, ultimately accruing to the benefit of CLO equity. Moreover, as we execute our corporate loan strategy of focusing primarily on smaller broadly-syndicated loans, narrowly syndicated loans and club deals, through purchases in both the primary and secondary markets, we remain mindful of maintaining overall portfolio liquidity. We believe this strategy allows us to maintain corporate debt investments which have sufficient liquidity in order to take advantage of market opportunities.

We continue to view our mandate as maximizing the risk-adjusted return on our stockholders’ investment in OXSQ. We view the market opportunity currently available to us as strong and, as a permanent capital vehicle, we have historically been able to take a longer-term view towards our investments. We believe this perspective served us well in 2018.

Competitive Advantages

We believe that we are well positioned to provide financing to corporate borrowers and structured finance vehicles that, in turn, provide capital to corporate borrowers for the following reasons:

•      Expertise in credit analysis and monitoring investments; and

•      Established transaction sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is on middle-market companies, we have invested, and in the future will likely continue to invest, in larger and smaller companies and in other investment structures on an opportunistic basis including CLO investment vehicles. We believe our experience in analyzing middle-market companies and CLO investment structures, as detailed in the biographies of Oxford Square Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the investment merits of middle-market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•      Jonathan H. Cohen, our Chief Executive Officer, has more than 25 years of experience in debt and equity research and investment. Mr. Cohen has also served as the Chief Executive Officer and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as Chief Executive Officer of its investment adviser, Oxford Lane Management, LLC, or “Oxford Lane Management,” since 2010. Since 2015 and 2018, respectively, Mr. Cohen has also served as the Chief Executive Officer of each of Oxford Bridge Management, LLC, or “Oxford Bridge Management,” the investment adviser to Oxford Bridge, LLC and Oxford Bridge II, LLC (collectively, the “Oxford Bridge Funds”), and Oxford Gate Management, LLC, or “Oxford Gate Management,” the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”). The Oxford Bridge Funds and the Oxford Gate Funds are private investment funds. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University.

•      Saul B. Rosenthal, our President and Chief Operating Officer, has 18 years of experience in the capital markets, with a focus on middle-market transactions. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served as President of Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the invest adviser to the Oxford Gate Funds, since 2015 and 2018, respectively. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc. and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

•      Darryl Monasebian is the Executive Vice President and head of risk and portfolio management of Oxford Square Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the invest adviser to the Oxford Gate Funds, since 2015 and 2018, respectively. Prior to joining Oxford Square Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that he was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

•      Debdeep Maji is a Senior Managing Director of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the investment adviser to the Oxford Gate Funds. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

•      Kevin Yonon is a Managing Director of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the investment adviser to the Oxford Gate Funds. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Established deal sourcing network

Through the investment professionals of Oxford Square Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of Oxford Square Management have developed strong relationships within the investment community over their years within the banking, investment management and equity research fields.

Management Fee

We pay Oxford Square Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee, or the “Base Fee,” and an incentive fee. The cost of both the Base Fee payable to Oxford Square Management and any incentive fees earned by Oxford Square Management are ultimately borne by our common stockholders.

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is currently calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of Oxford Square’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by Oxford Square in connection with any share or debt issuances until such proceeds have been invested in accordance with Oxford Square’s investment objectives). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets have decreased during the quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts: net investment income incentive fee and capital gains incentive fee. The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that Oxford Square has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that Oxford Square receives from portfolio companies) accrued during the calendar quarter, minus Oxford Square’s operating expenses accrued during the calendar quarter (including the Base Fee, expenses payable under an administration agreement, or the “Administration Agreement,” and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, or “OID,” debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. “Pre-Incentive Fee Net Investment Income” does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of Oxford Square Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

From January 1, 2005 through March 31, 2016, the “Pre-Incentive Fee Net Investment Income,” which was expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%.

Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to Oxford Square Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by Oxford Square’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. There is no accumulation of amounts from quarter to quarter for the “Preferred Return Amount,” and accordingly there is no clawback of amounts previously paid to Oxford Square Management if the “Pre-Incentive Fee Net Investment Income” for subsequent quarters is below the quarterly “Preferred Return Amount,” and there is no delay of payment of incentive fees to Oxford Square Management if the “Pre-Incentive Fee Net Investment Income” for prior quarters is below the quarterly “Preferred Return Amount” for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, which provides that a net investment income incentive fee will not be payable to Oxford Square Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by Oxford Square Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consists of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized gains and unrealized depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement. See “Investment Advisory Agreement” in the accompanying prospectus.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in our securities, including the Notes, involves other significant risks, including the following:

•      We are dependent upon Oxford Square Management’s management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

•      We operate in a highly competitive market for investment opportunities.

•      There will be uncertainity as to the value of our portfolio investments, which may impact our net asset value.

•      The lack of liquidity in our investments may adversely affect our business.

•      We may experience fluctuations in our operating results for any period, and as a result, our financial results for any period should not be relied upon as being indicative of performance in future periods.

•      Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•      Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have a materially negative impact on our business, financial condition and results of operations.

•      Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

•      We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Beginning on April 6, 2019, we will be permitted to borrow more money, which will further magnify the potential for gain or loss on amounts invested and may further increase the risk of investing in us.

•      If we are unable to comply with the covenants or restrictions in our borrowings, our business could be materially adversely affected.

•      The terms of the OXSQ Facility may contractually limit our ability to incur additional indebtedness.

•      Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

•      A change in interest rates may adversely affect our profitability and we may expose ourselves to risks if we engage in hedging transactions to mitigate changes in interest rates.

•      We will be subject to corporate-level U.S. federal income tax if we are unable to qualify for tax treatment as a RIC for U.S. federal income tax purposes

•      We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

•      Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

•      Uncertainty about presidential administration initiatives could negatively impact our business, financial condition and results of operations.

•     Our investment portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

•     Most of our debt investments will not fully amortize during their lifetime, which may subject us to the risk of loss of our principal in the event a portfolio company is unable to repay us prior to maturity.

•      Our investments in the companies that we target may be extremely risky and we could lose all or part of our investments.

•      Our incentive fee may induce Oxford Square Management to use leverage and to make speculative investments.

•      Our investments in CLO vehicles may be riskier and less transparent than direct investments in portfolio companies and our investments in warehouse facilities are subject to greater risks compared to our other investments.

•      Failure by a CLO vehicle in which we are invested to satisfy certain tests may harm our operating results.

•      Our financial results may be affected adversely if one or more of our equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect or if the market price fluctuates significantly in such illiquid investments.

•      The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have incurred or may incur in the future.

•      The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

•      The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

•      There is no existing trading market for the Notes and, even if NASDAQ approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

•      We may choose to redeem the Notes when prevailing interest rates are relatively low.

•      If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

•      A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.

See “Supplementary Risk Factors” beginning on page S-14 of this prospectus supplement and “Risk Factors” beginning on page 16 of the accompanying prospecuts, and the other information included in this prospectus supplement and the accompanying prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities, including the Notes.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

Issuer	Oxford Square Capital Corp.
Title of the Securities	6.25% Notes due 2026
Initial aggregate principal amount being offered	$42.5 million
Option to purchase additional shares	The underwriters may also purchase from us from time to time up to an additional $6.375 million aggregate principal amount of Notes within 30 days of the date of this prospectus supplement.
Initial public offering price	100% of the aggregate principal amount
Principal payable at maturity

100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, and Registrar for the Notes or at such other office in New York, New York as we may designate.

Type of note	Fixed rate note
Private rating of the Notes

A- from Egan-Jones Ratings Company. An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the Notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is paid for by the issuer and is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. See “Risk Factors — A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly”.

Listing	We intend to list the Notes on the Nasdaq Global Select Market, within 30 days of the original issue date under the trading symbol “OXSQZ.”
Interest Rate	6.25% per year
Day count basis	360-day year of twelve 30-day months
Original issue date	April 3, 2019
Stated maturity date	April 30, 2026
Date interest starts accruing	April 3, 2019
Interest payment dates

Every January 31, April 30, July 31, and October 31, beginning July 31, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods

The initial interest period will be the period from and including April 3, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	January 15, April 15, July 15, and October 15, beginning July 15, 2019.

Specified Currency	U.S. Dollars
Place of Payment	New York City and/or such other places that may be specified in the indenture or a notice to holders
Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

•   pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 6.50% Unsecured Notes (which have an aggregate principal amount of approximately $64.4 million, plus accrued interest, as of the offering date of the Notes). The Notes will also rank pari passu with, which means equal to, our general liabilities, which consist of trade and other payables, including any outstanding dividend payable, base and incentive management fees payable, interest and debt fees payable, vendor payables and accrued expenses such as auditor fees, legal fees, director fees, etc. In total, these general liabilities were approximately $4.2 million as of December 31, 2018.

•   senior to any of our future indebtedness that expressly provides it is subordinated to the Notes. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

•   effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Currently, we do not have any secured indebtedness at the Oxford Square Capital Corp. level.

•   structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, CLO vehicles in which we hold an equity interest and financing vehicles (including the OXSQ Facility, which had approximately $77.4 million of principal outstanding as of March 25, 2019) since the Notes are obligations exclusively of Oxford Square Capital Corp. and not of any of our subsidiaries. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets.

Except as described under the captions “Description of the Notes — Events of Default,” “— Other Covenants,” and “— Merger or Consolidation” in this prospectus supplement, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business Day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemptions

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2022 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act. If we redeem only some of the Notes, the Trustee or, with respect to global securities, The Depository Trust Company (“DTC”) will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking Fund

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance

The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes.

Covenant defeasance

The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from the restrictive covenants under the indenture relating to the Notes. The consequences to the holders of the Notes is that, while they no longer benefit from the restrictive covenants under the indenture, and while the Notes may not be accelerated for any reason, the holders of Notes nonetheless are guaranteed to receive the principal and interest owed to them.

Form of Notes

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, and Registrar,	U.S. Bank National Association
Other covenants	In addition to any covenants described elsewhere in this prospectus, the following covenants shall apply to the Notes:

•   We agree that for the period of time during which the Notes are outstanding, we will not violate (whether or not we are subject to) Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% effective April 6, 2019) immediately after such borrowings. See “Risk Factors - Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage” in the accompanying prospectus.

•   We agree that for the period of time during which the Notes are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to us by the SEC, and (ii) any SEC no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a regulated investment company under Subchapter M of the Code.

•   We agree that, if, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Events of Default	You will have rights if an Event of Default occurs with respect to the Notes.
The term “Event of Default” in respect of the Notes means any of the following:
• We do not pay the principal (or premium, if any) of any Note when due.

• We do not pay interest on any Note when due, and such default is not cured within 30 days.

•   We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25.0% of the principal amount of the Notes.

•   We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•   On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

Further Issuances

We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without consent of the holders thereof, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could rank higher in priority of payment or have a lien or other security interest greater than that accorded to the holders of the Notes.

Global Clearance and Settlement Procedures

Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds

We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $40.9 million (or $47.1 million if the underwriters exercise their option to purchase additional Notes in full) after deducting underwriting discounts and commissions and estimated offering expenses payable by us. We intend to use the net proceeds from this offering to primarily fund investments in debt securities and CLO investments in accordance with our investment objective and for other general corporate purposes. We may use a portion of the net proceeds from the offering to repay outstanding indebtedness under the OXSQ Facility. As of March 25, 2019, we had $77.4 million of indebtedness outstanding under the OXSQ Facility.

SUPPLEMENTARY RISK FACTORS

Investing in our Notes involves a number of significant risks. Before you invest in our Notes, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our Notes. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected, and consequently, our ability to repay principal and pay interest on the Notes could be materially affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure, or trading markets similar to ours.

RISKS RELATING TO THE NOTES

The Notes will be unsecured and therefore are effectively subordinated to any secured indebtedness we have incurred or may incur in the future and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries, including our wholly owned subsidiaries. As a result, the Notes will be effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes.

The Notes will rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 6.50% Unsecured Notes (which have an aggregate principal amount of $64.4 million, plus accrued interest, as of the offering date of the Notes). The Notes will also rank pari passu with our general liabilities, which consist of trade and other payables, including any outstanding dividend payable, base and incentive management fees payable, interest and debt fees payable, vendor payables and accrued expenses such as auditor fees, legal fees, director fees, etc. In total, these general liabilities were approximately $4.2 million as of December 31, 2018.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes will be obligations exclusively of Oxford Square Capital Corp., will not be of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the Notes will be structurally subordinated to all existing and future indebtedness and other liabilities of any of our subsidiaries, CLO vehicles in which we hold an equity interest and financing vehicles (including the OXSQ Facility, which had approximately $77.4 million of principal outstanding as of March 25, 2019) since the Notes are obligations exclusively of Oxford Square Capital Corp. and not of any of our subsidiaries. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets.

The indenture under which the Notes are issued contains limited protection for holders of the Notes.

The indenture under which the Notes are issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes do not place any restrictions on our or our subsidiaries’ ability to:

•      issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or the portfolio companies with respect to which we hold an equity investment that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of these entities, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions (whether or not we are subject thereto), but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% effective April 6, 2019) after such borrowings See “Risk Factors — Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage” in the accompanying prospectus;

•      pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause our asset coverage to fall below the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time in order to maintain the BDC’s status as a RIC. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200 (or 150% effective April 6, 2019) at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

•      sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•      enter into transactions with affiliates;

•      create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•      make investments; or

•      create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

There is no existing trading market for the Notes, and, even if NASDAQ approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on the NASDAQ Global Select Market within 30 days of the original issue date under the trading symbol “OXSQZ.” However, there is no assurance that the Notes will be approved for listing on the NASDAQ Global Select Market.

Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion.

Accordingly, we cannot assure you that the Notes will be approved for listing on NASDAQ, that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after April 30, 2022, we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including the OXSQ Facility, or other indebtedness to which we may be a party that is not waived by the required lenders or holders thereof, and the remedies sought by the holders of such indebtedness, could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness, including the Notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, and the lender under the OXSQ Facility or other debt we may incur in the future could elect to terminate its commitment, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the lender under the OXSQ Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the OXSQ Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under such debt, the lender of such debt could exercise its rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the OXSQ Facility has and any future credit facilities will likely have customary cross-default provisions, if the indebtedness under the Notes the OXSQ Facility, or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings, if any, are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are paid for by the issuer and are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.

The Notes have received a private rating of A- from Egan-Jones Ratings Company. An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•      our future operating results;

•      our business prospects and the prospects of our portfolio companies;

•      the impact of investments that we expect to make;

•      our contractual arrangements and relationships with third parties;

•      the dependence of our future success on the general economy and its impact on the industries in which we invest;

•      the ability of our portfolio companies to achieve their objectives;

•      our expected financings and investments;

•      the adequacy of our cash resources and working capital; and

•      the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•      an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•      a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•      interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•      currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•      the risks, uncertainties and other factors we identify in “Supplementary Risk Factors” in this prospectus supplement and in “Risk Factors” in the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Supplementary Risk Factors” in this prospectus supplement and in “Risk Factors” in the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and the accompanying prospectus. However, we will update this prospectus supplement and the accompanying prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the $42.5 million aggregate principal amount of Notes in this offering will be approximately $40.9 million (or approximately $47.1 million if the underwriters fully exercise their overallotment option), in each case assuming a public offering price of 100% of par, after deducting the underwriting discounts and commissions of $1.3 million (or approximately $1.5 million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $250,000 payable by us.

We intend to use the net proceeds from this offering to primarily fund investments in debt securities and CLO investments in accordance with our investment objective and for other general corporate purposes. We may use a portion of the net proceeds from the offering to repay outstanding indebtedness under the OXSQ Facility. As of March 25, 2019, we had $77.4 million of indebtedness outstanding under the OXSQ Facility.

Such temporary investments primarily include cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less, which are consistent with maintaining our election as a RIC. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such temporary investments.

CAPITALIZATION

The following table sets forth:

•      the actual capitalization of Oxford Square Capital Corp. at December 31, 2018; and

•      on an as adjusted basis to reflect the sale of $42.5 million aggregate principal amount of the Notes offered hereby but without giving effect to the use of the cash proceeds from such sale as described in “Use of Proceeds.”

This table should be read in conjunction with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and financial statements and notes thereto included in this prospectus supplement. The adjusted information is illustrative only.

	As of December 31, 2018
	Actual	As Adjusted for this Offering(1)
Assets:
Cash and cash equivalents	$13,905,059	$54,826,934
Total assets	467,145,213	508,067,088
Liabilities:
Notes offered hereby, net of deferred issuance costs	$—	$40,921,875
Other liabilities and Debt(2)	152,420,966	152,420,966
Total liabilities	152,420,966	193,342,841
Net Assets:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 47,650,959 issued and outstanding	476,509	476,509
Capital in excess of par value	456,970,560	456,970,560
Net unrealized depreciation investments	(50,369,942)	(50,369,942)
Accumulated net realized losses	(84,690,178)	(84,690,178)
Distributions in excess of investment income	(7,662,702)	(7,662,702)
Total net assets	314,724,247	314,724,247
Total liabilities and net assets	$467,145,213	$508,067,088

____________

(1)  Excludes any exercise of the underwriters’ option to purchase additional Notes.

(2)  The table above does not include any activity after December 31, 2018, including our repayment on January 30, 2019 of approximately $7.3 million of the principal outstanding under the OXSQ Facility.

DESCRIPTION OF THE NOTES

The Notes will be issued under a base indenture, dated as of April 12, 2017, and the second supplemental indenture thereto, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the indenture, as well as the second supplemental indenture thereto, as the indenture and to U.S. Bank National Association as the trustee. The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our Notes.

This section includes a description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The base indenture has been attached as an exhibit to the registration statement of which this prospectus is a part and the second supplemental indenture will be attached as an exhibit to a post-effective amendment to the registration statement of which this prospectus is a part, in each case as filed with the SEC. See “Where You Can Find Additional Information” in the accompanying prospectus for information on how to obtain a copy of the indenture.

General

The Notes will mature on April 30, 2026. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is 6.25% per year and will be paid every January 31, April 30, July 31 and October 31, beginning July 31, 2019, and the regular record dates for interest payments will be every January 15, April 15, July 15, and October 15, beginning July 15, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including April 3, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

Except as described under the captions “— Events of Default,” “— Other Covenants,” and “— Merger or Consolidation” in this prospectus, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2022 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee or, with respect to global securities, The Depository Trust Company, New York, New York, known as DTC, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•      we do not pay the principal of (or premium, if any, on) any Note when due;

•      we do not pay interest on any Note when due, and such default is not cured within 30 days;

•      we remain in breach of a covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the Notes);

•      we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days; or

•      on the last business day of each of twenty-four consecutive calendar months, the Notes have the asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•      you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•      the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer reasonable indemnity, security, or both to the trustee against the cost, expenses, and other liabilities of taking that action;

•      the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•     the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default in:

•      in the payment of principal or interest; or

•      in respect of a covenant that cannot be modified or amended without the consent of each holder of the Notes.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•      where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•      the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and

•      we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•      change the stated maturity of the principal of or interest on the Notes;

•      reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•      reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•      change the place or currency of payment on a Note;

•      impair your right to sue for payment;

•      reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•     reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•      if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•      if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Satisfaction and Discharge

The indenture will be discharged and will cease to be of further effect with respect to the Notes when:

•	Either

•	all the Notes that have been authenticated have been delivered to the trustee for cancellation; or

•	all the Notes that have not been delivered to the trustee for cancellation:

•	have become due and payable, or

•	will become due and payable at their stated maturity within one year, or

•	are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the Notes, in amounts in the currency payable for the Notes as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes delivered to the trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;

•	we have paid or caused to be paid all other sums payable by us under the indenture with respect to the Notes; and

•	we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the Notes have been complied with.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of the Notes nonetheless could look to the Company for repayment of the Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment.

In order to achieve covenant defeasance, the following must occur:

•      Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•      we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•      we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•      defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•      no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•      Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•      we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or a U.S. Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit. Under current U.S. federal tax law the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit;

•      we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•      defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and

•      no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Other Covenants

In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•      We agree that for the period of time during which the Notes are outstanding, we will not violate (whether or not we are subject thereto) Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% effective April 6, 2019) after such borrowings. See “Risk Factors - Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage” in the accompanying prospectus.

•      We agree that for the period of time during which the Notes are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to us by the SEC, and (ii) any SEC no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a regulated investment company under Subchapter M of the Code.

•      If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•      only in fully registered certificated form;

•      without interest coupons; and

•      unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem less than all the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Notes that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Ranking

The Notes will be our direct unsecured obligations and will rank:

•      pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 6.50% Unsecured Notes (which have an aggregate principal amount of approximately $64.4 million, plus accrued interest, as of the offering date of the Notes). The Notes will also rank pari passu with, which means equal to, our general liabilities, which consist of trade and other payables, including any outstanding dividend payable, base and incentive management fees payable, interest and debt fees payable, vendor payables and accrued expenses such as auditor fees, legal fees, director fees, etc. In total, these general liabilities were approximately $4.2 million as of December 31, 2018.

•      senior to any of our future indebtedness that expressly provides it is subordinated to the Notes. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

•      effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Currently, we do not have any secured indebtedness at the Oxford Square Capital Corp. level.

•     structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, CLO vehicles in which we hold an equity interest and financing vehicles (including the OXSQ Facility, which had approximately $77.4 million of principal outstanding as of March 25, 2019) since the Notes are obligations exclusively of Oxford Square Capital Corp. and not of any of our subsidiaries. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount of such issue, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor's Rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the Trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the Trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase, ownership and disposition of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment) and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price ( i.e., the first price at which a substantial amount of the Notes is sold for money other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). It also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. In addition, this summary only addresses U.S. federal income tax consequences, and, except as otherwise noted below, does not address any U.S. state or local or non-U.S. tax consequences. If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were U.S. citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Characterization of the Notes

Under present law, we are of the opinion that the Notes will constitute indebtedness of us for U.S. federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to the Notes consistent with this characterization.

Taxation of U.S. Holders

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by certain other non-corporate U.S. holders (including individuals) generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Unearned Income Medicare Contribution

A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by individuals, estates, and certain trusts with adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale, exchange, redemption, retirement or other taxable disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and nonresident alien individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Taxation of Non-U.S. Holders

Payments of Interest

Subject to the discussion of backup withholding and FATCA below, a non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder has provided a statement in the year in which a payment occurs or in the preceding 3 years, on an Internal Revenue Service (“IRS”) Form W-8BEN, Form W-8BEN-E, or other applicable form signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a U.S. person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a U.S. trade or business (and, under certain income tax treaties, is attributable to a permanent establishment maintained in the United States by the non-U.S. holder), so long as the non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Sale, Exchange, Redemption, Retirement or other Taxable Disposition

Subject to the discussion of backup withholding and FATCA below, a non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a permanent establishment maintained in the United States by the non-U.S. holder) and (ii) that the non-U.S. holder is not an individual who is present in the United States for 183 days or more in the taxable year of the sale, exchange, redemption, retirement or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Information Reporting and Backup Withholding

U.S. Holders

A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding (currently at a rate of 24%) on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption, retirement or other taxable disposition of the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

The amount of interest we pay to a non-U.S. holder on the Notes will be reported to such non-U.S. Holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above. Copies of the information returns reporting those payments and the amounts withheld, if any, may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption, retirement or other taxable disposition of the Notes, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

Non-U.S. Holders

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a U.S. person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a note through the foreign office of a broker who is a U.S. person or has certain enumerated connections with the United States, the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a U.S. person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a U.S. person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding or payments of the gross proceeds from the sale of any property occurring after December 31, 2018 that could produce U.S.- source interest or dividends, the U.S. Treasury department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding tax on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. holder and the status of the intermediaries through which they hold the Notes, non-U.S. holders could be subject to this 30% withholding tax with respect to interest paid on the Notes and potentially proceeds from the sale of the Notes. Under certain circumstances, a non-U.S. holder might be eligible for refunds or credits of such taxes.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

Ladenburg Thalmann is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated March 27, 2019, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the aggregate principal amount of Notes set forth opposite the underwriter’s name.

Underwriters	Principal amount of notes
Ladenburg Thalmann & Co. Inc.	$23,950,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$4,700,000
B. Riley FBR, Inc.	$2,450,000
Incapital LLC	$10,675,000
National Securities Corporation	$725,000
Total	$42,500,000

The underwriting agreement provides that the obligations of the underwriters to purchase the Notes included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Notes (other than those covered by the overallotment option described below) if they purchase any of the Notes.

The underwriters propose to offer some of the Notes directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to dealers at the public offering price less a concession not to exceed 2.0% of the aggregate principal amount of the Notes. The underwriting discount of $0.78125 per Note is equal to 3.125% of the aggregate principal amount of the Notes. If all of the Notes are not sold at the offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Notes purchased on or before April 3, 2019. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional $6.375 million aggregate principal amount of the Notes at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Notes approximately proportionate to that underwriter’s initial purchase commitment.

We have agreed that, for a period of 90 days from the date of this prospectus supplement, we will not, without the prior written consent of Ladenburg Thalmann, on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing. Ladenburg Thalmann in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

The 90-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 90-day period we issue an earnings release or material news or a material event relating to us occurs or (ii) prior to the expiration of the 90-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

We intend to list the Notes on the NASDAQ Global Select Market. We expect trading in the Notes on the NASDAQ Global Select Market to begin within 30 days after the original issue date under the trading symbol “OXSQZ.” We offer no assurances that an active trading market for the Notes will develop and continue after the offering.

The following table shows the public offering price, the underwriting discounts and commissions to be paid to the underwriters and the proceeds, before expenses, to us in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Notes.

	Per note	Without Option	With Option
Public offering price	100%	$42,500,000	$48,875,000
Underwriting discount (sales load) paid by us(1)	3.125%	$1,328,125	$1,527,344
Estimated Proceeds to us, before expenses	96.875%	$41,171,875	$47,347,656

____________

(1)  The expenses associated with the offering, including the underwriting discount, are paid by us and are ultimately borne by our shareholders.

We have agreed to reimburse the underwriters for the reasonable fees and disbursements of counsel in connection with the qualification of the Notes under Blue Sky and state securities laws and in connection with the review and qualification of this offering with FINRA.

We estimate expenses payable by us in connection with this offering, other than the underwriting discounts and commissions referred to above, will be approximately $250,000.

We and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Notes. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Notes as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Notes in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, may purchase and sell Notes in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Notes in excess of the number of Notes to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Notes made in an amount up to the number of Notes represented by the underwriters’ overallotment option. In determining the source of Notes to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Notes available for purchase in the open market as compared to the price at which they may purchase Notes through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of Notes in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of Notes in excess of the overallotment option. The underwriters must close out any naked short position by purchasing Notes in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Notes in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Notes in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann & Co. Inc. repurchases Notes originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Notes. They may also cause the price of Notes to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Select Market, or in the over-the-counter market, or otherwise. Trading is expected to commence on the NASDAQ Global Select Market within 30 days after the date of initial delivery of the Notes. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of Notes to underwriters for sale to their online brokerage account holders. The representative will allocate Notes to underwriters that may make Internet distributions on the same basis as other allocations. In addition, Notes may be sold by the underwriters to securities dealers who resell Notes to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and advisory services for us, our investment adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

The principal business address of Ladenburg Thalmann & Co. Inc. is 277 Park Avenue, 26th floor, New York, New York 10172.

Settlement

We expect that delivery of the Notes will be made against payment therefor on or about April 3, 2019, which will be the fifth business day following the date of the pricing of the Notes. Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery hereunder will be required, by virtue of the fact that the Notes initially will settle in T+5 business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.

Other Jurisdictions

The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Potential Conflicts of Interest

Ladenburg Thalmann & Co. Inc. and its affiliates have provided, and may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement.

Specifically, pursuant to an underwriting agreement with Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein, we issued approximately $64.4 million in aggregate principal of our 6.50% Unsecured Notes. In connection with the foregoing, we paid underwriting discounts and commissions of approximately $2.0 million to the underwriters.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the issuer, for which they received or will receive customary fees and expenses, including acting as underwriters for our securities offerings. In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

LEGAL MATTERS

Certain legal matters regarding the Notes offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP.

EXPERTS

The consolidated financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2018 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at www.oxfordsquarecapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus.

$600,000,000

Oxford Square Capital Corp.

Common Stock
Preferred Stock	Debt Securities
Subscription Rights	Warrants

Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest in publicly traded debt and/or equity securities. We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” The portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” A portion of our investment portfolio may consist of debt investments for which issuers are not required to make significant principal payments until the maturity of the senior loans, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, many of the debt securities we hold typically contain interest reset provisions that may make it more difficult for a borrower to repay the loan, heightening the risk that we may lose all or part of our investment.

We may offer, from time to time, in one or more offerings or series, up to $600,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission, or the “SEC,” may permit.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “OXSQ.” On March 21, 2019, the last reported sales price on the Nasdaq Global Select Market for our common stock was $6.36 per share. On December 31, 2018, our net asset value was $6.60 per share.

Our 6.50% Unsecured Notes due 2024 (the “6.50% Unsecured Notes”) are currently listed on the NASDAQ Global Select Market under the symbol “OXSQL”. The reported closing price for our 6.50% Unsecured Notes on March 21, 2019 was $25.14 per note.

An investment in our securities is subject to a number of significant risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement. This prospectus and any accompanying prospectus supplement will together constitute the prospectus for an offering of our securities.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus contains and any accompanying prospectus supplement will contain important information about us that a prospective investor should know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information with the SEC (http://www.sec.gov), which is available free of charge by contacting Oxford Square Capital Corp. at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or by visiting our website (www.oxfordsquarecapital.com). The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of this prospectus or any other report or document we file with or furnish to the SEC.

March 25, 2019

You should rely only on the information contained, collectively, in this prospectus and any accompanying prospectus supplement. We have not authorized any person to give any information or to make any representation other than those contained in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their respective covers; however, this prospectus and any accompanying prospectus supplement will be updated to reflect any material changes.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series up to $600,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide an accompanying prospectus supplement that will contain specific information about the terms of that offering. The accompanying prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between information in this prospectus and the accompanying prospectus supplement, you should rely only on the information contained in the prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Incorporation of Certain Information By Reference,” “Where You Can Find Additional Information” and “Risk Factors” and summarized in this prospectus before you make an investment decision.

ii

SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements including the risks set forth under the caption “Risk Factors” in this prospectus and any accompanying prospectus supplement and the information set forth under the caption “Where You Can Find Additional Information” in this prospectus.

Except where the context requires otherwise, the terms “OXSQ,” “Company,” “we,” “us” and “our” refer to Oxford Square Capital Corp. (formerly known as TICC Capital Corp.) together with its subsidiaries, Oxford Square Funding 2018, LLC (“OXSQ Funding”), TICC CLO 2012-1 LLC, which was dissolved in 2017 (“2012 Securitization Issuer” or “TICC CLO 2012-1”), and TICC CLO LLC, which ceased operations in 2014 (“2011 Securitization Issuer” or “TICC CLO”); “Oxford Square Management” refers to Oxford Square Management, LLC (formerly known as TICC Management, LLC); and “Oxford Funds” refers to Oxford Funds, LLC (formerly known as BDC Partners, LLC).

Overview

We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a BDC under the 1940 Act. We have elected to be treated for tax purposes as a RIC under the Code beginning with our 2003 taxable year. Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and CLO structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are early-stage CLO vehicles intended to aggregate loans that may be used to form the basis of a traditional CLO vehicle. We may also invest in publicly traded debt and/or equity securities. As a BDC, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets.

Our capital is generally used by our corporate borrowers to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. In making our CLO investments, we consider the indenture structure for that vehicle, its operating characteristics and compliance with its various indenture provisions, as well as its corporate loan-based collateral pool.

We generally expect to invest between $5.0 million and $50.0 million in each of our portfolio investments, although this investment size may vary as the size of our capital base changes and market conditions warrant. We invest in both fixed and variable interest rate structures. We expect that our investment portfolio will be diversified among a large number of investments, with few investments, if any, exceeding 5% of the total portfolio.

The structures of our investments will vary and we seek to invest across a wide range of different industries. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and which are cash flow positive. Many of these companies are expected to have financial backing provided by other financial or strategic sponsors at the time we make an investment. The portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” A portion of our investment portfolio may consist of debt investments for which issuers are not required to make significant principal payments until the maturity of the senior loans, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, many of the debt securities we hold typically contain interest reset provisions that may make it more difficult for a borrower to repay the loan, heightening the risk that we may lose all or part of our investment.

We also purchase portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Other than CLO vehicles, we do not intend to invest, and we would be limited to 15% of our net assets if we did invest, in any types of entities that rely on the exceptions set forth in section 3(c)(1) or section 3(c)(7) of the 1940 Act. Structurally, CLO vehicles are entities that are formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally required to absorb the CLO’s losses before any of the CLO’s other tranches, yet it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest of CLO investments which, if it were rated, may also be referred to as “junk.” We primarily focus on investing in the junior tranches and the equity of CLO vehicles. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. However, there can be no assurance that the collateral securing such senior secured loans would satisfy all of the unpaid principal and interest of our investment in the CLO vehicle in the event of default and the junior tranches, especially the equity tranches, of CLO vehicles are the last tranches to be paid, if at all, in the event of a default. Our investment strategy may also include warehouse facilities, which are early-stage CLO vehicles intended to aggregate loans that may be used to form the basis of a traditional CLO vehicle.

We have historically borrowed funds to make investments and may continue to do so. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Oxford Square Management, will be borne by our common stockholders.

6.50% Unsecured Notes

On April 12, 2017, we completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of our 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market under the trading symbol “OXSQL.”

OXSQ Facility

On June 21, 2018, OXSQ Funding, a special purpose vehicle that is our wholly-owned subsidiary, entered into a credit facility (the “OXSQ Facility” or the “Credit Facility”) with Citibank, N.A. On October 12, 2018, OXSQ Funding amended the OXSQ Facility to provide for additional borrowings under the OXSQ Facility. Pursuant to the terms of the OXSQ Facility, as amended, OXSQ Funding may borrow up to $125.0 million. As of December 31, 2018, the OXSQ Facility had approximately $85.7 million of principal outstanding. Subject to certain exceptions, pricing under the OXSQ Facility is based on the London interbank offered rate for an interest period equal to three months plus a spread of 2.25% per annum. Interest on the outstanding principal amount owing under the OXSQ Facility is payable quarterly in arrears. The OXSQ Facility will mature, and all outstanding principal and accrued and unpaid interest thereunder will be due and payable, on June 21, 2020, and is subject to periodic repayment prior to such date from collections on OXSQ Funding’s loan assets and certain other mandatory payment requirements.

Organizational and Regulatory Structure

Our investment activities are managed by Oxford Square Management. Oxford Square Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Oxford Square Management is owned by Oxford Funds, its managing member, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in Oxford Square Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, directly or indirectly own or control all of the outstanding equity interests of Oxford Funds. Under the investment advisory agreement, or the “Investment Advisory Agreement,” we have agreed to pay Oxford Square Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement” in this prospectus.

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company” in this prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code.”

Our consolidated operations include the activities of our wholly-owned subsidiaries, OXSQ Funding and TICC CLO 2012-1, for the periods during which they were held. OXSQ Funding, a special purpose vehicle, was formed for the purpose of entering into the OXSQ Facility. TICC CLO 2012-1 was formed for the purpose of enabling us to obtain debt financing and is operated solely for our investment activities. TICC CLO 2012-1 ceased operations on August 25, 2017. During the quarter ended December 31, 2017, we, as collateral manager of TICC CLO 2012-1, dissolved TICC CLO 2012-1 pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

Set forth below is a chart detailing our organizational structure as of December 31, 2018.

Our Corporate Information

Our headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut and our telephone number is (203) 983-5275.

Market Overview and Opportunity

The market volatility and price decline in the fourth quarter made 2018 a challenging year for corporate loans and CLO equity. During the fourth quarter of 2018, the S&P / LSTA Leveraged Loan Index fell from a price of 98.6% to 93.8% by the end of December. The LSTA Corporate Loan Index is an index of U.S. leveraged loans that seeks to mirror the market-weighted performance of the largest institutional leveraged loans. The Company believes that the index broadly reflects the overall pricing environments for the markets that it participates in, including the syndicated corporate loan market and the CLO junior debt and equity markets.

We believe the decrease in U.S. loan prices during the fourth quarter of 2018 was in part driven by large outflows out of U.S. loan mutual funds and ETFs. We believe that the fundamentals across the U.S. loan market continue to be stable. Corporate loan default rates remain at low levels, providing investors with a generally lower-risk, lower-return corporate debt environment. At the present time, approximately only 1% of the S&P / LSTA Leveraged Loan Index trades at a price of “par” or higher. This environment may allow CLO managers to buy performing loan assets in the secondary market at discounts to par, which may build CLO asset value and spread over time, ultimately accruing to the benefit of CLO equity. Moreover, as we execute our corporate loan strategy of focusing primarily on smaller broadly-syndicated loans, narrowly syndicated loans and club deals, through purchases in both the primary and secondary markets, we remain mindful of maintaining overall portfolio liquidity. We believe this strategy allows us to maintain corporate debt investments which have sufficient liquidity in order to take advantage of market opportunities.

We continue to view our mandate as maximizing the risk-adjusted return on our stockholders’ investment in OXSQ. We view the market opportunity currently available to us as strong and, as a permanent capital vehicle, we have historically been able to take a longer-term view towards our investments. We believe this perspective served us well in 2018.

Competitive Advantages

We believe that we are well positioned to provide financing to corporate borrowers and structured finance vehicles that, in turn, provide capital to corporate borrowers for the following reasons:

•        Expertise in credit analysis and monitoring investments; and

•        Established transaction sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is on middle-market companies, we have invested, and in the future will likely continue to invest, in larger and smaller companies and in other investment structures on an opportunistic basis including CLO investment vehicles. We believe our experience in analyzing middle-market companies and CLO investment structures, as detailed in the biographies of Oxford Square Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the investment merits of middle-market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•	Jonathan H. Cohen, our Chief Executive Officer, has more than 25 years of experience in debt and equity research and investment. Mr. Cohen has also served as the Chief Executive Officer and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as Chief Executive Officer of its investment adviser, Oxford Lane Management, LLC, or “Oxford Lane Management,” since 2010. Since 2015 and 2018, respectively, Mr. Cohen has also served as the Chief Executive Officer of each of Oxford Bridge Management, LLC, or “Oxford Bridge Management,” the investment adviser to Oxford Bridge, LLC and Oxford Bridge II, LLC (collectively, the “Oxford Bridge Funds”), and Oxford Gate Management, LLC, or “Oxford Gate Management,” the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”). The Oxford Bridge Funds and the Oxford Gate Funds are private investment funds. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University.

•	Saul B. Rosenthal, our President and Chief Operating Officer, has 18 years of experience in the capital markets, with a focus on middle-market transactions. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served as President of Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the invest adviser to the Oxford Gate Funds, since 2015 and 2018, respectively. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc. and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

•	Darryl Monasebian is the Executive Vice President and head of risk and portfolio management of Oxford Square Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the invest adviser to the Oxford Gate Funds, since 2015 and 2018, respectively. Prior to joining Oxford Square Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that he was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

•	Debdeep Maji is a Senior Managing Director of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the investment adviser to the Oxford Gate Funds. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University

of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

•	Kevin Yonon is a Managing Director of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the investment adviser to the Oxford Gate Funds. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Established deal sourcing network

Through the investment professionals of Oxford Square Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of Oxford Square Management have developed strong relationships within the investment community over their years within the banking, investment management and equity research fields.

Management Fee

We pay Oxford Square Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee, or the “Base Fee,” and an incentive fee. The cost of both the Base Fee payable to Oxford Square Management and any incentive fees earned by Oxford Square Management are ultimately borne by our common stockholders.

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is currently calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of Oxford Square’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by Oxford Square in connection with any share or debt issuances until such proceeds have been invested in accordance with Oxford Square’s investment objectives). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets have decreased during the quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts: net investment income incentive fee and capital gains incentive fee. The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that Oxford Square has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that Oxford Square receives from portfolio companies) accrued during the calendar quarter, minus Oxford Square’s operating expenses accrued during the calendar quarter (including the Base Fee, expenses payable under an administration agreement, or the “Administration Agreement,” and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, or “OID,” debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. “Pre-Incentive Fee Net Investment Income” does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of Oxford Square Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

From January 1, 2005 through March 31, 2016, the “Pre-Incentive Fee Net Investment Income,” which was expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%.

Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to Oxford Square Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”;
(b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by Oxford Square’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. There is no accumulation of amounts from quarter to quarter for the “Preferred Return Amount,” and accordingly there is no clawback of amounts previously paid to Oxford Square Management if the “Pre-Incentive Fee Net Investment Income” for subsequent quarters is below the quarterly “Preferred Return Amount,” and there is no delay of payment of incentive fees to Oxford Square Management if the “Pre-Incentive Fee Net Investment Income” for prior quarters is below the quarterly “Preferred Return Amount” for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, which provides that a net investment income incentive fee will not be payable to Oxford Square Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by Oxford Square Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consists of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized gains and unrealized depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement. See “Investment Advisory Agreement.”

Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in our securities involves other significant risks, including the following:

•	We are dependent upon Oxford Square Management’s management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

•	We operate in a highly competitive market for investment opportunities.

•	There will be uncertainity as to the value of our portfolio investments, which may impact our net asset value.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may experience fluctuations in our operating results for any period, and as a result, our financial results for any period should not be relied upon as being indicative of performance in future periods.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have a materially negative impact on our business, financial condition and results of operations.

•	Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

•	We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Beginning on April 6, 2019, we will be permitted to borrow more money, which will further magnify the potential for gain or loss on amounts invested and may further increase the risk of investing in us.

•	If we are unable to comply with the covenants or restrictions in our borrowings, our business could be materially adversely affected.

•	The terms of the OXSQ Facility may contractually limit our ability to incur additional indebtedness.

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

•	A change in interest rates may adversely affect our profitability and we may expose ourselves to risks if we engage in hedging transactions to mitigate changes in interest rates.

•	We will be subject to corporate-level U.S. federal income tax if we are unable to qualify for tax treatment as a RIC for U.S. federal income tax purposes.

•	We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

•	Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

•	Uncertainty about presidential administration initiatives could negatively impact our business, financial condition and results of operations.

•	Our investment portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

•	Most of our debt investments will not fully amortize during their lifetime, which may subject us to the risk of loss of our principal in the event a portfolio company is unable to repay us prior to maturity.

•	Our investments in the companies that we target may be extremely risky and we could lose all or part of our investments.

•	Our incentive fee may induce Oxford Square Management to use leverage and to make speculative investments.

•	Our investments in CLO vehicles may be riskier and less transparent than direct investments in portfolio companies and our investments in warehouse facilities are subject to greater risks compared to our other investments.

•	Failure by a CLO vehicle in which we are invested to satisfy certain tests may harm our operating results.

•	Our financial results may be affected adversely if one or more of our equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect or if the market price fluctuates significantly in such illiquid investments.

•	Our common stock price may be volatile.

•	Our shares of common stock have traded at a discount from net asset value and may do so in the future.

•	You may not receive distributions or our distributions may decline or may not grow over time.

•	If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

•	Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

See “Risk Factors” beginning on page 16, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

OFFERINGS

We may offer, from time to time, up to $600,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share of (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus.”

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investments in corporate debt and equity securities and investments in structured finance vehicles. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

NASDAQ Global Select Market symbol for common stock	“OXSQ”

NASDAQ Global Select Market symbol for 6.50% Unsecured Notes	“OXSQL”

Distributions

To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

Taxation

We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute (or are deemed to distribute) to our stockholders as distributions. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage

We have historically and may in the future borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Oxford Square Management, will be borne by our common stockholders.

Management Arrangements

Oxford Square Management serves as our investment adviser. Oxford Funds serves as our administrator. For a description of Oxford Square Management and Oxford Funds, and our contractual arrangements with these companies, see “Portfolio Management — Investment Advisory Agreement,” and “— Administration Agreement.”

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our distribution reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our distribution reinvestment plan so as to receive cash distributions by delivering a written notice to our distribution paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our distribution reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Distribution Reinvestment Plan.”

Certain Anti-Takeover Measures

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Our Capital Stock.”

Where You Can Find Additional Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended, or the “Securities Act.” The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at www.oxfordsquarecapital.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “OXSQ,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OXSQ. The fee table and example below include all fees and expenses of our consolidated subsidiaries.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses borne by our common stockholders (as a percentage of offering price)	—	%(2)
Distribution reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to our common stock):
Base management fee	2.23	%(4)
Incentive fees payable under our investment advisory agreement	1.46	%(5)
Interest payments on borrowed funds	2.72	%(6)
Other expenses (includes OXSQ’s consolidated subsidiaries)	1.17	%(7)
Total annual expenses	7.58	%(8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we assumed we would maintain the current amount of leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$75	$219	$355	$667

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

___________

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
(3)	The expenses of the distribution reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.
(4)	Assumes gross assets (which equals the total assets on our Consolidated Statements of Assets and Liabilities adjusted as described in this footnote) of $467.1 million and $148.2 million of leverage (including $64.4 million in aggregate principal of our 6.50% Unsecured Notes and outstanding principal borrowings of $85.7 million under the OXSQ Facility, in each case, as of December 31, 2018 and less any respective amortization of deferred issuance costs), and assumes net assets of $314.7 million. The above calculation presents our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Square Capital Corp., including those acquired using borrowings for investment purposes. As a result, to the extent we use additional leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement” in this prospectus for additional information.

(5)	Assumes that annual incentive fees earned by Oxford Square Management remain consistent with the incentive fees earned by Oxford Square Management during the year ended December 31, 2018, excluding any reversal of previously accrued investment income incentive fees or hypothetical capital gains incentive fees described below. In subsequent periods, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to Oxford Square Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by OXSQ’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, (the “Total Return Requirement”) which provides that a net investment income incentive fee will not be payable to Oxford Square Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). The second part of the incentive fee equals 20.0% of our net realized gains for the calendar year less any unrealized losses for such year and will be payable at the end of each calendar year. It should be noted that no capital gains incentive fee was calculated as of December 31, 2018, which is calculated based upon an assumed liquidation of the entire portfolio, and no other changes in realized or unrealized gains and losses, as of December 31, 2018 and the termination of the Investment Advisory Agreement on such date. For a more detailed discussion of the calculation of the incentive fees, see “Investment Advisory Agreement” in this prospectus.
(6)	Assumes that we have $150.0 million of outstanding principal borrowings as of December 31, 2018. The calculation also assumes an effective interest rate of 7.00% (including amortization of deferred issuance costs) on the approximately $64.4 million of 6.50% Unsecured Notes outstanding as of December 31, 2018 and an effective interest rate of 4.74% (including amortization of deferred issuance costs) on the approximately $85.7 million outstanding under the OXSQ Facility as of December 31, 2018. This table includes all of the commitment fees, interest expense and amortized financing costs of the 6.50% Unsecured Notes and the OXSQ Facility, as well as the fees and expenses of issuing and servicing any other borrowings or leverage that the Company expects to incur during the 12 months following effectiveness of the registration statement of which this prospectus forms a part. We may issue preferred stock, which may be considered a form of leverage, pursuant to the registration statement of which this prospectus forms a part, although we have no current plans to do so during the 12 months following effectiveness of such registration statement.
(7)	“Other expenses” ($3.7 million) are based on the actual expenses for the year ended December 31, 2018, and adjusted for any new and non-recurring expenses. These expenses include certain expenses allocated to the Company under the Investment Advisory Agreement, such as travel expenses incurred in connection with the investigation and monitoring of our investments. In the event of a debt restructuring or extinguishment, we may incur a loss comprised of deferred financing costs and note discount which may cause actual expenses to exceed those amounts projected in the table.
(8)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of any wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation. The indirect expenses associated with the Company’s CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then OXSQ’s total annual expenses would have been 10.85%.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus. Financial information at and for the fiscal years ended December 31, 2018, 2017, 2016, 2015 and 2014 is derived from our financial statements that were audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. Historical data is not necessarily indicative of the results to be expected for any future period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” below for more information.

($ in millions, except per share data)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Total Investment Income	$56.3	$61.4	$69.3	$87.5	$117.3
Total Expenses	$22.8	$30.7	$42.5	$47.8	$48.7
Net Investment Income	$33.5	$30.7	$26.8	$39.6	$68.6
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9.2)	$43.6	$110.4	$(66.1)	$(3.3)
Per Share Data:
Net Increase in Net Assets Resulting from Net Investment Income per common share (Basic)	$0.67	$0.60	$0.52	$0.66	$1.17
Net Increase in Net Assets Resulting from Net Investment Income per common share (Diluted)(1)	$0.67	$0.60	$0.52	$0.66	$1.10
Net Increase (Decrease) in Net Assets Resulting from Operations per common share (Basic)	$(0.19)	$0.85	$2.13	$(1.11)	$(0.06)
Net Increase (Decrease) in Net Assets Resulting from Operations per common share (Diluted)(1)	$(0.19)	$0.83	$1.90	$(1.11)	$(0.06)
Distributions Declared per Share	$0.80	$0.80	$1.16	$1.14	$1.16
Balance Sheet Data:
Total Assets	$467.1	$454.1	$612.5	$718.3	$1,037.0
Total Long Term Debt	$148.2	$62.3	$220.0	$347.7	$495.4
Total Net Assets	$314.7	$388.4	$386.0	$360.9	$520.8
Other Data:
Number of Portfolio Companies at Period End	50	51	60	72	77
Portfolio Investments Acquired	$244.6	$208.8	$171.6	$234.8	$556.7
Repayments	$131.5	$189.2	$115.2	$224.2	$311.9
Proceeds from Sales	$25.9	$171.4	$176.8	$196.2	$127.5
Reductions to CLO Equity cost value(2)	$18.8 (5)	$37.1 (6)	$34.2 (7)	$41.6 (8)	—
Total Return Based on Market Value(2)	26.95%	(2.01)%	33.29%	(4.35)%	(17.22)%
Total Return Based on Net Asset Value(3)	(1.99)%	11.33%	35.31%	(12.73)%	(0.51)%
Weighted Average Yield on Debt Investments at Period End(4)	9.7%	9.7%	8.3%	7.1%	7.8%

___________

(1)	Due to the anti-dilutive effect on the computation of net increase in net assets resulting from net investment income (diluted) per share for the years ended December 31, 2017, 2016 and 2015, and net increase (decrease) in net assets resulting from operations (diluted) per share for the years ended December 31, 2015 and 2014, the adjustments for interest and deferred issuance costs on the Convertible Notes, and the related impact on the Base Fees and net investment income incentive fees, as well as weighted average common shares outstanding adjustments for the dilutive effect of the Convertible Notes were excluded from the respective period’s diluted earnings per share computation.
(2)	Total return based on market value equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming distribution reinvestment prices obtained under the Company’s distribution reinvestment plan, excluding any discounts. Total return is not annualized.
(3)	Total return based on net asset value equals the increase or decrease of ending net asset value over beginning net asset value, plus distributions, divided by the beginning net asset value. Total return is not annualized.
(4)	Weighted average yield calculation includes the impact of any loans on non-accrual status as of the year end.

(5)	Reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $46.6 million and the effective yield interest income of approximately $27.8 million.
(6)	Reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $70.4 million and the effective yield interest income of approximately $33.3 million.
(7)	Reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $66.7 million and the effective yield interest income of approximately $32.5 million.
(8)	Reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $76.5 million and the effective yield interest income of approximately $34.9 million.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial data for each of the fiscal years ended December 31, 2018 and 2017. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

($ in thousands, except per share data)(1)	2018				2017
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total investment income	$15,193	$15,218	$12,519	$13,347	$13,442	$14,498	$17,012	$16,465
Total expenses before incentive fee	$5,536	$5,036	$3,991	$3,623	$4,790	$7,166	$7,755	$7,128
Total incentive fee	$1,175	$1,570	$840	$1,000	$1,023	$564	$1,210	$1,053
Total expenses	$6,711	$6,606	$4,831	$4,624	$5,813	$7,730	$8,965	$8,182
Net investment income	$8,483	$8,613	$7,688	$8,723	$7,629	$6,768	$8,047	$8,283
Net increase (decrease) in net assets resulting from operations	$(34,118)	$6,512	$6,902	$11,490	$16,422	$6,016	$9,118	$12,054
Net increase in net assets resulting from net investment income per common share, basic(1)(4)	$0.18	$0.18	$0.15	$0.17	$0.15	$0.13	$0.16	$0.16
Net increase in net assets resulting from net investment income per common share, diluted(1)(2)(4)	$0.18	$0.18	$0.15	$0.17	$0.15	$0.13	$0.16	$0.16
Net increase (decrease) in net assets resulting from operations per common share, basic(1)(4)	$(0.71)	$0.13	$0.14	$0.22	$0.32	$0.12	$0.18	$0.23
Net increase (decrease) in net assets resulting from operations per common share, diluted(1)(3)(4)	$(0.71)	$0.13	$0.14	$0.22	$0.31	$0.12	$0.18	$0.23

___________

(1)	Amounts may differ from actual quarterly results previously reported, due to rounding.
(2)	Due to the anti-dilutive effect on the computation of diluted net increase in net assets resulting from net investment income per share, the adjustments for interest and deferred issuance costs on the Convertible Notes, and the related impact on the Base Fees and net investment income incentive fees as well as weighted average common shares outstanding adjustments for the dilutive effect of the Convertible Notes were excluded from the quarters ended presented for the fiscal years 2018 and 2017.
(3)	Due to the anti-dilutive effect on the computation of diluted net increase (decrease) in net assets resulting from operations per share, the adjustments for interest and deferred issuance costs on the Convertible Notes, and the related impact on the Base Fees and net investment income incentive fees as well as weighted average common shares outstanding adjustments for the dilutive effect of the Convertible Notes were excluded from the quarters ended September 30, 2017, June 30, 2017 and March 31, 2016.
(4)	Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the fiscal years ended December 31, 2018 and 2017.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risk factors described below are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with a business development company with investment objectives, investment policies, capital structure or trading markets similar to ours, including the risks associated with investing in a portfolio of small and developing or financially troubled businesses. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility, including our ability to borrow money.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, including our ability to borrow money.

We are dependent upon Oxford Square Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

We depend on the diligence, skill and network of business contacts of the senior management of Oxford Square Management. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of Oxford Square Management, and Saul B. Rosenthal, the President and Chief Operating Officer of Oxford Square Management. Neither Mr. Cohen nor Mr. Rosenthal will devote all of their business time to our operations, and both will have other demands on their time as a result of their other activities. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective. In addition, due to Oxford Square Management’s relatively small staff size, the departure of any of Oxford Square Management’s personnel, including investment, accounting and compliance professionals, could have a material adverse effect on us.

Our financial condition and results of operations will depend on our ability to manage our existing portfolio and future growth effectively.

Our ability to achieve our investment objective will depend on our ability to manage our existing investment portfolio and to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria, and our ability to raise and retain debt and equity capital. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms.

We and Oxford Square Management, through its managing member, Oxford Funds, will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of our investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against such company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently.

While we are currently not subject to any securities litigation, due to the volatility of our stock price and for a variety of other reasons, we may in the future become the target of additional securities litigation and the subject of additional shareholder activism.

If at any time our current investment advisory agreement is terminated we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline.

Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

The SEC has raised questions regarding certain non-traditional investments, including investments in CLOs.

The staff of the Division of Investment Management has, in correspondence with certain BDCs, raised questions about the level and special risks of investments in CLOs. While it is not possible to predict what conclusions the staff will reach in these areas, or what recommendations the staff might make to the SEC, the imposition of limitations on investments by BDCs in CLOs could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or cause us to take certain actions with potential negative impacts on our financial condition and results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make. We compete with a large number of hedge funds and CLO investment vehicles, other equity and non-equity based investment funds, including other BDCs, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. If we are unable to source attractive investments, we may hold a greater percentage of our assets in cash than anticipated, which could impact potential returns on our portfolio. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Our business model depends to a significant extent upon strong referral relationships with financial sponsors, and the inability of the senior investment professionals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with financial sponsors, brokers and agents, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the senior investment professionals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior investment professionals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us. If our investment adviser is unable to source investment opportunities, we may hold a greater percentage of our assets in cash than anticipated, which could impact potential returns on our portfolio.

We may not realize gains from our equity investments.

When we invest in debt securities, we may acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

There will be uncertainty as to the value of our portfolio investments, which may impact our net asset value.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities on a quarterly basis in accordance with our valuation policy, which is consistent with U.S. generally accepted accounting principles, or “GAAP.” Our board of directors utilizes the services of third-party valuation firms to aid it in determining the fair value of certain securities. The board of directors discusses valuations and determines the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

As stated above, our investments are generally not in publicly traded securities. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. For example, there is a limited secondary market for any of our investments in warehouse facilities and our investments in warehouse facilities are less liquid than our investments in CLOs. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, because we generally invest in debt securities with a term of up to seven years and generally intend to hold such investments until maturity of the debt, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We may experience fluctuations in our operating results for any period, and as a result, our financial results for any period should not be relied upon as being indicative of performance in future periods.

We may experience fluctuations in our operating results due to a number of factors, including the rate at which we make new investments, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Market conditions affect debt and equity capital markets in the U.S. and abroad and may in the future have a negative impact on our business and operations.

Equity capital may be difficult to raise because, subject to some limited exceptions which apply to us, as a BDC we are generally not able to issue additional shares of our common stock at a price less than net asset value. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% (or 150% effective April 6, 2019) immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the recent period of extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

Our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of certain major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, signs of deteriorating sovereign debt conditions in Europe and concerns of economic slowdown in China create uncertainty that could lead to further disruptions and instability. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. In the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations. Any default by the U.S. government on its obligations or any prolonged U.S. government shutdown could negatively impact the U.S. economy and our portfolio companies. Multiple factors relating to the international operations of some of our portfolio companies and to particular countries in which they operate could negatively impact their business, financial condition and results of operations. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, or “Brexit,” and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. The initial negotiations on Brexit commenced in June 2017. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because the U.K. Parliament rejected Prime Minister Theresa May’s proposed Brexit deal with the European Union in January 2019, there is increased uncertainty on the outcome of Brexit. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

The Republican Party currently controls the executive branch and the Senate portion of the legislative branch of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. For example, in March 2018, the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement”) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. Although the U.S. ratified the Paris Agreement on November 4, 2016, the current administration announced the U.S. would cease participation. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation, at least through November 4, 2020 (the earliest date the U.S. may withdraw from the Paris Agreement), which could increase their operating costs and/or decrease their revenues.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or the “BBA,” in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a BDC, we seek to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Our ability to grow our business could be impaired by an inability to access the capital markets or to enter into new credit facilities. At various times over the past three years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market disruption and tightening of credit has led to increased market volatility and widespread reduction of business activity generally. If we are unable to raise additional equity capital or consummate new credit facilities on terms that are acceptable to us, we may not be able to initiate significant originations.

These situations may arise due to circumstances that we may be unable to control, such as access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially harm our business. Even though such conditions have improved broadly and significantly over the short-term, adverse conditions in particular sectors of the financial markets could adversely impact our business over the long-term.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation. Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could adversely affect our ability to service our outstanding borrowings.

As a BDC, we are required to carry our investments at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in fair values of our investments are recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings. The unprecedented declines in prices and liquidity in the corporate debt markets from 2008 through mid-2010 resulted in significant net unrealized depreciation in our portfolio, reducing our net asset value. Depending on market conditions, we may incur substantial losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Even in the event the value of your investment declines, the management fee and, in certain circumstances, the incentive fee will still be payable.

The management fee is calculated as a percentage of our gross assets at a specific time. Accordingly, the management fee will be payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of the incentive fee is payable if our net investment income for a calendar quarter exceeds a designated hurdle rate. Although this portion of the incentive fee is subject to the Total Return Requirement, the net investment income incentive fee may still be payable during a quarter with net capital losses. Accordingly, this portion of our adviser’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we recognize deferred loan interest income in excess of our available capital as a result of our receipt of payment-in-kind, or “PIK” interest, we may be required to liquidate assets in order to pay a portion of the incentive fee. Oxford Square Management, however, is not required to reimburse us for the portion of any incentive fees attributable to deferred loan interest income in the event of a subsequent default.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to our investment adviser.

Certain of our debt investments contain provisions providing for the payment of contractual PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to our investment adviser is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to our investment adviser.

Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives that is based on accrued income that we never receive.

Part of the incentive fee payable by us to our investment adviser that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under our investment advisory agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Beginning on April 6, 2019, we will be permitted to borrow more money, which will further magnify the potential for gain or loss on amounts invested and may further increase the risk of investing in us.

Borrowings (including through securitization transactions, which are consolidated in our financial statements), also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to Oxford Square Management will be payable on our gross assets, including those assets acquired through the use of leverage, Oxford Square Management may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Oxford Square Management.

On March 23, 2018, the Small Business Credit Availability Act (the “SBCAA”) was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCAA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. On April 6, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective as of April 6, 2019. Prior to the enactment of the SBCAA, BDCs were required to maintain an asset coverage ratio of at least 200% in order to incur debt or to issue other senior securities. Generally, for every $1.00 of debt incurred or in senior securities issued, a BDC was required to have at least $2.00 of assets immediately following such incurrence or issuance. For those BDCs that satisfy the SBCAA’s disclosure and approval requirements, the minimum asset coverage ratio is reduced such that for every $1.00 of debt incurred or in senior securities issued, a BDC must now have at least $1.50 of assets. If we incur additional leverage, general interest rate fluctuations may have a more significant negative impact on our investments and investment opportunities than they would have absent such additional incurrence, and, accordingly, may have a material adverse effect on our investment objectives and rate of return on investment capital.

We completed a public offering of our 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30 and December 30. The 6.50% Unsecured Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

On June 21, 2018, Oxford Funding entered into the OXSQ Facility. On October 12, 2018, OXSQ Funding amended the OXSQ Facility to provide for additional borrowings under the OXSQ Facility. Pursuant to the terms of the OXSQ Facility, as amended, OXSQ Funding may borrow up to $125.0 million. As of December 31, 2018, the OXSQ Facility had approximately $85.7 million of principal outstanding. Subject to certain exceptions, pricing under the OXSQ Facility is based on the London interbank offered rate for an interest period equal to three months plus a spread of 2.25% per annum. Interest on the outstanding principal amount owing under the OXSQ Facility is payable quarterly in arrears. The OXSQ Facility will mature, and all outstanding principal and accrued and unpaid interest thereunder will be due and payable, on June 21, 2020, and is subject to periodic repayment prior to such date from collections on OXSQ Funding’s loan assets and certain other mandatory payment requirements.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on the portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed total return on our portfolio (net of expenses)
	- 10.0%	- 5.0%	0.0%	5.0%	10.0%
Corresponding return to stockholder(1)	-17.6%	-10.1%	-2.7%	4.7%	12.1%

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(1)	Assumes $467.1 million in total assets and $150.0 million in total principal debt outstanding, which reflects our total assets and total debt outstanding as of December 31, 2018, (excluding non-portfolio related assets and non-leverage related liabilities) and a cost of leverage of approximately 5.7%.

Our portfolio must have an annual return of at least 1.8% in order to cover the annual interest payments on our current borrowings.

If we are unable to comply with the covenants or restrictions in our borrowings, our business could be materially adversely affected.

The OXSQ Facility includes covenants, among others, that, subject to exceptions, restrict our ability to pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The OXSQ Facility also includes a change of control provision that accelerates the indebtedness under the facility in the event of certain change of control events. Complying with these restrictions may prevent us from taking actions that we believe would help us grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. In addition, the restrictions contained in the OXSQ Facility could limit our ability to make distributions to our stockholders in certain circumstances, which could result in us failing to qualify for tax treatment as a RIC and thus becoming subject to corporate-level U.S. federal income tax (and any applicable state and local taxes).

The breach of any of the covenants or restrictions, unless cured within the applicable grace period, would result in a default under the OXSQ Facility that would permit the lender thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the OXSQ Facility could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to the OXSQ Facility if for any reason we are unable to comply with it, and we may not be able to refinance the OXSQ Facility on terms acceptable to us, or at all.

The terms of the OXSQ Facility may contractually limit our ability to incur additional indebtedness.

We will need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. We believe that having the flexibility to incur additional leverage could augment the returns to our stockholders and would be in the best interests of our stockholders. Contractual leverage limitations under our existing OXSQ Facility or future borrowings may limit our ability to incur additional indebtedness. We cannot assure you that we will be able to negotiate a change to the OXSQ Facility to allow us to incur additional leverage or that any such an amendment will be available to us on favorable terms. An inability on our part to amend the contractual asset coverage limitation and access additional leverage could limit our ability to take advantage of the benefits described above related to our ability to incur additional leverage and could decrease our earnings, if any, which would have an adverse effect on our results of operations and the value of our shares of common stock.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments. We expect to issue equity securities and expect to borrow from financial institutions in the future. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to our stockholders to maintain our tax treatment as a regulated investment company. As a result, any such cash earnings may not be available to fund investment originations. We expect to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% (or 150% effective April 6, 2019) of our total borrowings and preferred stock.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Our ability to grow our business requires a substantial amount of capital, which we may acquire from the following sources:

Senior Securities and Other Indebtedness

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% effective April 6, 2019) immediately after each issuance of senior securities. This requirement of sustaining a 200% (or 150% effective April 6, 2019) asset coverage ratio limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt. Further additional debt financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so.

As a result of the issuance of senior securities, including preferred stock and debt securities, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Because we may incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. When we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. See “— We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” for a description of our outstanding senior securities.

On April 12, 2017 we issued approximately $64.4 million in aggregate principal of our 6.50% Unsecured Notes. As of December 31, 2018, approximately $64.4 million of the 6.50% Unsecured Notes remained outstanding. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information.

Our ability to pay distributions or issue additional senior securities may be restricted if our asset coverage ratio is not at least 200% (or 150% effective April 6, 2019). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of Oxford Square and its stockholders, and our stockholders approve such sale.

In certain limited circumstances, we may also issue shares at a price below net asset value in connection with a transferable rights offering so long as: (1) the offer does not discriminate among stockholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. We are currently authorized to issue up to 100,000,000 shares of common stock, of which 47,650,959 shares are issued and outstanding as of March 21, 2019. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to distributions and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by our Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests.

The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

A change in interest rates may adversely affect our profitability and we may expose ourselves to risks if we engage in hedging transactions to mitigate changes in interest rates.

Currently, all of the debt investments in our investment portfolio are at variable rates. In addition, our CLO equity investments are sensitive to risks associated with changes in interest rates. Although we have not done so in the past, we may in the future choose to hedge against interest rate fluctuations by using standard hedging instruments such as futures, forward contracts, options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. To the extent we engage in hedging transactions, we also face the risk that counterparties to the derivative instruments we hold may default, which may expose us to unexpected losses from positions where we believed that our risk had been appropriately hedged. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise if we choose to employ hedging strategies in the future.

The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, we may incur greater and indirect costs to engage in derivatives transactions or financial commitment transactions, and our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify for tax treatment as a RIC for U.S. federal income tax purposes.

To remain entitled to the tax benefits accorded to RICs under the Code, we must meet certain income source, asset diversification and Annual Distribution Requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities. The Annual Distribution Requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level U.S. federal income tax on all of our income.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC treatment. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for tax treatment as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC and the U.S. federal income tax consequences to us and our stockholders of such qualification, and could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

We have purchased and may in the future purchase residual or subordinated interests in CLOs that are treated for U.S. federal income tax purposes as shares in a “passive foreign investment company,” or a “PFIC.” If we acquire investments in a PFIC (including equity tranche investments in CLOs that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable distribution by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our tax treatment as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or a “CFC” (including equity tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

If we do not receive timely distributions from our CLO investments, we may fail to qualify as a RIC.

We are required to include in our taxable income our proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which we have made a qualifying electing fund, or “QEF,” election or are CFCs. To the extent that such CLOs do not distribute all of their earnings and profits on a current basis, we may fail to qualify as a RIC. To qualify as a RIC, we must, among other thing, derive in each taxable year at least 90% of our gross income from certain sources specified in the Code, or the “90% Income Test.” Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Recently, however, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

The CLOs in which we invest may be subject to withholding tax if they fail to comply with certain reporting requirements.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” imposes a withholding tax of 30% on payments of U.S. source interest and distributions to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income taxes in excess of the cash distributions they receive.

We may distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The Internal Revenue Service has published guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If we decide to make any distributions consistent with this guidance that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as OID, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition, we may be required to accrue for U.S. federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the Annual Distribution Requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, reduce new investments or make taxable distributions of our stock or debt securities to meet that distribution requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level U.S. federal income tax.

In addition, OID income for certain portfolio investments may or may not be included as a factor in the determination of the fair value of such investments.

There are significant potential conflicts of interest between Oxford Square and our management team.

In the course of our investing activities, we pay management and incentive fees to Oxford Square Management, and reimburse Oxford Funds for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of Oxford Square Management has interests that differ from those of our stockholders, giving rise to a conflict.

Oxford Square Management receives a quarterly incentive fee based, in part, on our “Pre-Incentive Fee Net Investment Income,” if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to Oxford Square Management. To the extent we or Oxford Square Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide Oxford Square Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

In addition, our executive officers and directors, and the executive officers of Oxford Square Management, and its managing member, Oxford Funds, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Charles M. Royce, a member of our Board of Directors, holds a minority, non-controlling interest in our investment adviser.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that currently invests primarily in CLO debt and equity tranches, and its investment adviser, Oxford Lane Management. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the investment adviser to the Oxford Gate Funds. The Oxford Bridge Funds and Oxford Gate Funds are private funds that invest principally in CLO debt and equity. Oxford Funds is the managing member of Oxford Bridge Management, LLC. As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal, on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage the portfolios of Oxford Lane Capital Corp., the Oxford Bridge Funds and the Oxford Gate Funds, respectively, on the other hand. In addition, Bruce L. Rubin, our Chief Financial Officer, Corporate Secretary and Treasurer, currently serves in similar capacities for Oxford Lane Capital Corp. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, LLC, Oxford Bridge Management, LLC, Oxford Gate Management, LLC and Oxford Funds. Further, Mr. Gerald Cummins, our Chief Compliance Officer, currently serves in similar capacities for Oxford Lane Management, Oxford Lane Capital Corp., Oxford Square Management, LLC, Oxford Bridge Management, LLC and Oxford Gate Management, LLC. Because of these possible conflicts of interest, these individuals may direct potential business and investment opportunities to other entities rather than to us or such individuals may undertake or otherwise engage in activities or conduct on behalf of such other entities that is not in, or which may be adverse to, our best interests.

Oxford Square Management, Oxford Lane Management, LLC, Oxford Bridge Management, LLC and Oxford Gate Management, LLC are subject to a written policy with respect to the allocation of investment opportunities among Oxford Square, Oxford Lane Capital Corp., the Oxford Bridge Funds and the Oxford Gate Funds. Where investments are suitable for more than one entity, the allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, the absolute size of the investment as well as its relative size compared to the total assets of each entity, current and anticipated weighted average costs of capital, and whether the proposed investment is an add-on investment to an existing investment, among other factors, an investment amount will be determined by the adviser to each entity. If the investment opportunity is sufficient for each entity to receive its investment amount, then each entity receives the investment amount; otherwise, the investment amount is reduced pro rata.

On October 13, 2016, we filed an exemptive application with the SEC to permit us to co-invest with funds or entities managed by Oxford Square Management or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. On June 14, 2017, the SEC issued an order permitting Oxford Square and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions, or the “Order.” Subject to satisfaction of certain conditions to the Order, Oxford Square and certain of its affiliates are now permitted, together with any future BDCs, registered closed- end funds and certain private funds, each of whose investment adviser is Oxford Square’s investment adviser or an investment adviser controlling, controlled by, or under common control with Oxford Square’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing Oxford Square’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business. In particular, legislative initiatives relating to climate change, tax reform healthcare reform and similar public policy matters may impact the portfolio companies in which we invest to the extent they operate in industries that may be subject to such changes.

On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of “systemically important financial institutions” or “SIFIs” subject to enhanced prudential standards set by the Federal Reserve Board, staggering application of this change based on the size and risk of the covered bank holding company. On May 30, 2018, the Federal Reserve Board voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks. The effect of this change and any further rules or regulations are and could be complex and far-reaching, and the change and any future laws or regulations or changes thereto could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current U.S. presidential administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Uncertainty about presidential administration initiatives could negatively impact our business, financial condition and results of operations.

The current administration has called for significant changes to U.S. trade, healthcare, immigration, foreign and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We believe that most of our portfolio investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Oxford Square or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock and to amend our charter without stockholder approval to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a stockholder of the opportunity to sell such stockholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our stockholders.

Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computers, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•        sudden electrical or telecommunications outages;

•        natural disasters such as earthquakes, tornadoes and hurricanes;

•        events arising from local or larger scale political or social matters, including terrorist acts; and

•        cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to our stockholders.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATED TO OUR INVESTMENTS

Our investment portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements applicable to RICs, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. While we have historically focused on the technology sector, we are actively seeking new investment opportunities outside this sector that otherwise meet our investment criteria. As a result, a market downturn, including a downturn in the sectors in which we invest, could materially adversely affect us.

Most of our debt investments will not fully amortize during their lifetime, which may subject us to the risk of loss of our principal in the event a portfolio company is unable to repay us prior to maturity.

Most of our debt investments are not structured to fully amortize during their lifetime. Accordingly, if a portfolio company has not previously pre-paid its debt investment to us, a significant portion of the principal amount due on such a debt investment may be due at maturity. In order to create liquidity to pay the final principal payment, a portfolio company typically must raise additional capital. If it is unable to raise sufficient funds to repay us, the debt investment may go into default, which may compel us to foreclose on the borrower’s assets, even if the debt investment was otherwise performing prior to maturity. This may prevent us from immediately obtaining full recovery on the debt investment and may prevent or delay the reinvestment of the investment proceeds in other, possibly more profitable investments.

The application of the risk retention rules to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for the Company.

Section 941 of the Dodd-Frank Act added a provision to the Exchange Act, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibits such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014 and the final rules became effective on December 24, 2016. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, we believe that this may create additional opportunities (and additional risks) for us in the future.

On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled that the federal agencies exceeded their authority under the Dodd-Frank Wall Street Reform and Consumer Protection Act in adopting the final rules as applied to asset managers of open-market CLOs. On April 5, 2018, the United States District Court for the District of Columbia entered an order implementing the D.C. Circuit Ruling and thereby vacated the U.S. Risk Retention Rules insofar as they apply to CLO managers of “open market CLOs”.

Our investments in the companies that we target may be extremely risky and we could lose all or part of our investments.

Although a prospective portfolio company’s assets are one component of our analysis when determining whether to provide debt capital, we generally do not base investment decisions primarily on the liquidation value of a company’s balance sheet assets. Instead, given the nature of the companies that we invest in, we also review the company’s historical and projected cash flows, equity capital and “soft” assets, including intellectual property (patented and non-patented), databases, business relationships (both contractual and non-contractual) and the like. Accordingly, considerably higher levels of overall risk will likely be associated with our portfolio compared with that of a traditional asset-based lender whose security consists primarily of receivables, inventories, equipment and other tangible assets. Interest rates payable by our portfolio companies may not compensate for these additional risks, any of which could cause us to lose part or all of our investment.

Specifically, investment in certain of the companies that we are invested in involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any value from the liquidation of such collateral;

•	they may have limited operating histories, narrower product lines and smaller market shares than larger businesses, which may tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	because many of them tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although Oxford Square Management’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

•	some of these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	some of these companies may have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	many of these companies may be more susceptible to economic recessions or downturns than other better capitalized companies that operate in less capital intensive industries.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our investment portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

Our incentive fee may induce Oxford Square Management to use leverage and to make speculative investments.

The incentive fee payable by us to Oxford Square Management may create an incentive for Oxford Square Management to use leverage and to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee on “Pre-Incentive Fee Net Investment Income” is

determined, which is calculated as a percentage of the return on invested capital, may encourage Oxford Square Management to use leverage to increase the return on our equity capital. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because Oxford Square Management may also receive an incentive fee based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during an economic downturn.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior debt securities, but may also invest in subordinated debt securities, issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the managements of our portfolio companies that could decrease the value of our investments.

Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not do so. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Our investments in CLO vehicles are riskier and less transparent than direct investments in portfolio companies and our investments in warehouse facilities are subject to greater risks compared to our other investments.

From time to time we have invested and may in the future invest in debt and residual value interests of CLO vehicles. Generally, there may be less information available to us regarding the underlying debt investments held by such CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders may not know the details of the underlying securities of the CLO vehicles in which we may invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of debt holders senior to us in such CLOs.

The accounting and tax implications of such investments are complicated. In particular, reported earnings from the equity tranche investments of these CLO vehicles are recorded under GAAP based upon an effective yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO vehicle that ends within the Company’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity. Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CLO vehicles in which we may invest. Although a secondary market may exist for our investments in CLO vehicles, the market for our investments in CLO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value.

In addition, our investments in warehouse facilities are short term investments and therefore may be subject to a greater risk relating to market conditions and economic recession or downturns.

Failure by a CLO vehicle in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO vehicle in which we invest to satisfy certain financial covenants, specifically those with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle failed these certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect or if the market price fluctuates significantly in such illiquid investments.

As a BDC, we may not acquire equity and junior debt investments in CLO vehicles unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are “qualifying assets.” CLO vehicles that we invest in are typically very highly levered, and therefore, the junior debt and equity tranches that we invest in are subject to a higher degree of risk of total loss. As of December 31, 2018, the CLO vehicles in which we were invested had average leverage of 10.4 times and ranged from approximately 6.8 times to 13.3 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. We will generally have the right to receive payments only from the CLO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles we have and continue to target generally enable the investor to acquire interests in a pool of leveraged corporate loans without the expenses associated with directly holding the same investments, we will generally pay a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy certain financial covenants, specifically those with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle failed those tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests we intend to acquire in CLO vehicles will likely be thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. Our net asset value may also decline over time if our principal recovery with respect to CLO equity investments is less than the price we paid for those investments.

Investments in structured vehicles, including equity and junior debt instruments issued by CLO vehicles, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying leveraged corporate loans held by a CLO vehicle may cause payments on the instruments we hold to be reduced, either temporarily or permanently.

Structured investments, particularly the subordinated interests in which we intend to invest, are less liquid than many other types of securities and may be more volatile than the leveraged corporate loans underlying the CLO vehicles we intend to target. Fluctuations in interest rates may also cause payments on the tranches of CLO vehicles that we hold to be reduced, either temporarily or permanently.

Investments in foreign securities formed under the laws of the Cayman Islands may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves investments in securities issued by foreign entities, including foreign CLO vehicles that are formed under the laws of the Cayman Islands. Investing in foreign entities formed under the laws of the Cayman Islands may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLO vehicles in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions, such as the Cayman Islands. In addition, the underlying companies of the CLO vehicles in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, BDCs or other financial services companies;

•	exclusion of our common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or BDCs;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against such company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business. See “Risks relating to our business and structure — Our business and operation could be negatively affected if we become subject to any additional securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of our investment strategy and impact our stock price.”

Our shares of common stock have traded at a discount from net asset value and may do so in the future.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. Our common stock traded below our net asset value per share during some periods from 2010 through 2018. Our common stock could trade at a discount to net asset value at any time in the future. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted. Our net asset value may also decline over time if our principal recovery with respect to CLO equity investments is less than the price that we paid for those investments.

You may not receive distributions or our distributions may decline or may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax treatment that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future distributions are dependent upon the investment income we receive on our portfolio investments, including our higher-yielding CLO equity investments. To the extent such investment income, including income from our CLO equity investments (which we expect to decline as those vehicles de-leverage after the end of their respective re-investment periods), declines or if we transition our portfolio into lower-yielding investments, our ability to pay future distributions may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the distribution rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the distribution rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the distribution requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the distribution rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event distributions become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of distributions or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

If we were to sell shares of our common stock below its then current net asset value per share; such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For example, if we sell an additional 10% of our common shares at a 10% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 1.0% or $10 per $1,000 of net asset value. For additional information and hypothetical examples of these risks, see “Sale of Common Stock Below Net Asset Value” in the prospectus supplement pursuant to which such sale is made.

Delays in the government budget process or a government shutdown may adversely affect our operations and may prevent us from conducting a securities offering.

Each year, the U.S. Congress must pass all spending bills in the federal budget. If any such spending bill is not timely passed, a government shutdown will close many federally run operations, which includes those of the SEC, and halt work for federal employees unless they are considered essential or such work is separately funded by industry. If a government shutdown were to occur, and the SEC were to remain closed for a prolonged period of time, we may not be able to conduct a securities offering. Our ability to raise additional capital through the sale of securities could be materially affected by any prolonged government shutdown.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Oxford Square, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investments in corporate debt and equity securities and investments in structured finance vehicles. Because our primary business is to originate loans and make investments in non-public small — to medium-sized companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take up to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest such net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less, which are consistent with maintaining our election as a RIC. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such temporary investments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “OXSQ.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value, or “NAV,” per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

		Price Range		Premium or (Discount) of High Sales Price to	Premium or (Discount) of Low Sales Price to	Distributions
	NAV(1)	High	Low	NAV(2)	NAV(2)	Per Share(3)
Fiscal 2019
First Quarter (through March 21, 2019)	*	$7.45	$6.16	*	*	$0.20
Fiscal 2018
Fourth Quarter	$6.60	$7.21	$5.89	9.2%	(10.8)%	$0.20
Third Quarter	$7.49	$7.52	$6.87	0.40%	(8.3)%	$0.20
Second Quarter	$7.56	$7.25	$5.91	(4.1)%	(21.8)%	$0.20
First Quarter	$7.60	$6.44	$5.15	(15.3)%	(32.2)%	$0.20
Fiscal 2017
Fourth Quarter	$7.55	$6.87	$5.17	(9.0)%	(31.5)%	$0.20
Third Quarter	$7.43	$7.06	$6.30	(5.0)%	(15.2)%	$0.20
Second Quarter	$7.51	$7.56	$6.15	0.7%	(18.1)%	$0.20
First Quarter	$7.53	$8.19	$6.65	8.8%	(11.7)%	$0.20

___________

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low intraday sales price divided by NAV and subtracting 1.
(3)	Represents the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock in the specified quarter.
*	Not determinable as of the date of this prospectus.

On March 21, 2019, the last reported sales price of our common stock was $6.36 per share. As of March 21, 2019, we had 160 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since 2008, our shares of common stock have traded both at a premium and a discount to the net assets attributable to those shares. As of March 21, 2019, our shares of common stock traded at a discount equal to approximately 3.6% of the net asset value per share as of December 31, 2018. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We currently intend to distribute a minimum of 90% of our ordinary income and net realized short-term capital gains in excess of realized net long-term capital losses, if any, on a quarterly basis to our stockholders. The amount of our quarterly distributions is determined by our Board of Directors. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a taxable return of capital to our stockholders for U.S. federal income tax purposes. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. There can be no assurance that we will achieve investment results or maintain a tax treatment that will permit any particular level of distribution payment. Our ability to make distributions is limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation as a Business Development Company” in this prospectus.

We have adopted a distribution reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our distribution reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our distribution reinvestment plan by delivering a written notice to our distribution paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our distribution reinvestment plan.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Distributions		GAAP net investment income		Distributions in excess of/(less than) GAAP net investment income
February 22, 2019	March 29, 2019	March 15, 2019	$0.200		$—	(1)	$—	(1)
February 22, 2019	April 30, 2019	April 23, 2019	0.067		—	(1)	—	(1)
February 22, 2019	May 31, 2019	May 24, 2019	0.067		—	(1)	—	(1)
February 22, 2019	June 28, 2019	June 21, 2019	0.067		—	(1)	—	(1)
Total 2019			$0.401		$—	(1)	—	(1)

October 26, 2018	December 17, 2018	December 31, 2018	$0.20		$0.18		$0.02
July 26, 2018	September 14, 2018	September 28, 2018	0.20		0.18		0.02
April 24, 2018	June 15, 2018	June 29, 2018	0.20		0.15		0.05
February 22, 2018	March 16, 2018	March 30, 2018	0.20		0.17		0.03
Total 2018			$0.80	(2)	$0.67	(3)	$0.13	(3)

October 27, 2017	December 15, 2017	December 29, 2017	$0.20		$0.15		$0.05
February 27, 2017	September 15, 2017	September 29, 2017	0.20		0.13		0.07
February 27, 2017	June 16, 2017	June 30, 2017	0.20		0.16		0.04
February 27, 2017	March 16, 2017	March 31, 2017	0.20		0.16		0.04
Total 2017			$0.80	(4)	$0.60		$0.20	(2)

___________

(1)	We have not yet reported earnings for this period.
(2)	The tax characterization of cash distributions for the year ended December 31, 2018 will not be known until the tax return for such year is finalized. For the year ended December 31, 2018, the amounts and sources of distributions reported are only estimates and are not being provided for U.S. tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end and the amounts represented may be materially different from the amounts disclosed in the final Form 1099-DIV notice. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Company’s investment performance and may be subject to change based on tax regulations.
(3)	Totals may not sum due to rounding.
(4)	Cash distributions for the year ended December 31, 2017 includes a tax return of capital of approximately $0.50 per share for tax purposes.

MANAGEMENT DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and in collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are early-stage CLO vehicles intended to aggregate loans that may be used to form the basis of a traditional CLO vehicle. We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a BDC under the 1940 Act. We have elected to be treated for tax purposes as a RIC, under the Code, beginning with our 2003 taxable year.

Our investment activities are managed by Oxford Square Management, LLC (“Oxford Square Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Oxford Square Management is owned by Oxford Funds, LLC (“Oxford Funds”), its managing member, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in Oxford Square Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the controlling members of Oxford Funds. Under an investment advisory agreement (the “Investment Advisory Agreement”), we have agreed to pay Oxford Square Management an annual base management fee calculated on gross assets, and an incentive fee based upon our performance. Under an amended and restated administration agreement (the “Administration Agreement”), we have agreed to pay or reimburse Oxford Funds, as administrator, for certain expenses incurred in operating OXSQ. Our executive officers and directors, and the executive officers of Oxford Square Management and Oxford Funds, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

Our consolidated operations include the activities of our wholly-owned subsidiaries, TICC CLO 2012-1 LLC (“2012 Securitization Issuer” or “TICC CLO 2012-1”) and Oxford Square Funding, LLC (“OXSQ Funding”), for the periods during which they were held. These subsidiaries were formed for the purpose of enabling the Company to obtain debt financing and are operated solely for the investment activities of the Company, and the Company had substantial equity at risk. OXSQ Funding was formed on June 21, 2018, for the purpose of entering into a credit and security agreement with Citibank, N.A. (the “Facility”). TICC CLO 2012-1 was formed on October 23, 2012 for the purpose of investing in leveraged loans. The Company served as collateral manager to TICC CLO 2012-1 and held all subordinated notes issued by TICC CLO 2012-1. During the third quarter of 2017, TICC CLO 2012-1 repaid the remaining secured notes. During the quarter ended December 31, 2017, the Company, as collateral manager of TICC CLO 2012-1, dissolved TICC CLO 2012-1 pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

We generally expect to invest between $5 million and $50 million in each of our portfolio companies, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant. We invest in both fixed and variable interest rate structures. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5.0% of the total portfolio. As of December 31, 2018, our debt investments had stated interest rates of between 5.89% and 13.04% and maturity dates of between 29 and 151 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 9.7%.

The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. The weighted average yield was computed using the effective interest rates as of December 31, 2018, including accretion of original issue discount (“OID”). There can be no assurance that the weighted average yield will remain at its current level.

We have historically borrowed funds to make investments and may continue to borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to Oxford Square Management, will be borne by our common stockholders.

In addition, as a BDC under the 1940 Act, we are required to make available significant managerial assistance, for which we may receive fees, to our portfolio companies. These fees would be generally non-recurring, however in some instances they may have a recurring component. We have received no fee income for managerial assistance to date.

Prior to making an investment, we may enter into a non-binding term sheet with the potential portfolio company. These term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the company’s business and legal documentation for the loan.

To the extent possible, we will generally seek to invest in loans that are collateralized by a security interest in the borrower’s assets or guaranteed by a principal to the transaction. Interest payments, if not deferred, are normally payable quarterly with most debt investments having scheduled principal payments on a monthly or quarterly basis. When we receive a warrant to purchase stock in a portfolio company, the warrant will typically have a nominal strike price, and will entitle us to purchase a modest percentage of the borrower’s stock.

PORTFOLIO COMPOSITION AND INVESTMENT ACTIVITY

The total fair value of our investment portfolio was approximately $445.0 million and $418.4 million as of December 31, 2018 and December 31, 2017, respectively. The increase in the value of investments during the year ended December 31, 2018 was due primarily to purchases of investments of approximately $244.6 million, partially offset by debt repayments and sales of securities totaling approximately $157.5 million and net change in unrealized depreciation on our investment portfolio of approximately $39.3 million (which incorporates reductions to CLO equity cost value of $18.8 million). Refer to the table below, which reconciles the investment portfolio for the year ended December 31, 2018 and the year ended December 31, 2017.

A reconciliation of the investment portfolio for the years ended December 31, 2018 and 2017 follows:

($ in millions)	December 31, 2018	December 31, 2017
Beginning investment portfolio	$418.4	$589.9
Portfolio investments acquired	244.6	208.8
Debt repayments	(131.5)	(189.2)
Sales of securities	(25.9)	(171.4)
Reductions to CLO equity cost value(1)	(18.8)	(37.1)
Payment in kind(2)	0.3	0.2
Accretion of discounts on investments	0.6	1.2
Net change in unrealized appreciation	(39.3)	23.0
Net realized loss on investments	(3.4)	(7.0)
Ending investment portfolio	$445.0	$418.4

___________

(1)	For the year ended December 31, 2018, reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received, for the year ended December 31, 2018, of approximately $46.6 million and the effective yield interest income of approximately $27.8 million. For the year ended December 31, 2017, reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received, for the year ended December 31, 2017, of approximately $70.4 million and the effective yield interest income of approximately $33.3 million.
(2)	Includes rounding adjustment to reconcile ending investment portfolio as of December 31, 2017.

During the year ended December 31, 2018, we purchased approximately $244.6 million in portfolio investments, including additional investments of approximately $90.3 million in existing portfolio companies and approximately $154.3 million in new portfolio companies. For the year ended December 31, 2017, we purchased approximately $208.8 million in portfolio investments, including additional investments of approximately $62.6 million in existing portfolio companies and approximately $146.2 million in new portfolio companies.

In certain instances, we receive payments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period.

For the years ended December 31, 2018 and December 31, 2017, we had approximately $131.5 million and approximately $189.2 million, respectively, of loan principal repayments. The ten most significant repayments during the year ended December 31, 2018 were as follows ($ in millions):

Portfolio Company	2018 Repayments
Intralinks, Inc.	$21.8
Birch Communications, Inc.	21.2
Global Tel Link Corp	20.0
Jackson Hewitt Tax Service, Inc.	19.6
Aricent Technologies, Inc.	14.0
Polycom, Inc.	13.0
Help/Systems Holdings, Inc.	10.0
Merrill Communications, LLC	6.5
Unitek Global Services, Inc.	3.5
Premiere Global Services, Inc.	0.8
Net all other	1.1
Total repayments	$131.5

Portfolio activity also reflects sales of securities in the amounts of approximately $25.9 million and approximately $171.4 million for the years ended December 31, 2018 and 2017, respectively. The most significant sales during the year ended December 31, 2018 were as follows ($ in millions):

Portfolio Company	2018 Sales
Access CIG, LLC	$8.8
Jamestown CLO V Ltd.	6.6
Venture XXIV CLO, Ltd.	3.5
Symphony CLO XVIII, Ltd.	3.2
Venture XIV, Ltd.	1.5
Catamaran CLO 2012-1 Ltd.	1.3
Steele Creek CLO 2014-1, Ltd.	0.7
Ares XXVI CLO Ltd.	0.2
Mountain Hawk III CLO, Ltd.	0.1
Net all other(1)	0.0
Total sales	$25.9

___________

(1)	On a rounded basis, net all other sales represents less than $0.1 million.

As of December 31, 2018, we had investments in debt securities of, or loans to, 22 portfolio companies, with a fair value of approximately $283.7 million, and equity investments of approximately $161.3 million. Our debt investments included approximately $0.3 million in PIK interest, which, as described in “— Overview” above, is added to the carrying value of our investments, reduced by repayments of principal.

As of December 31, 2017, we had investments in debt securities of, or loans to, 21 portfolio companies, with a fair value of approximately $247.7 million, and equity investments of approximately $170.7 million. Our debt investments included approximately $0.2 million in accrued PIK interest, which, as described in “— Overview” above, is added to the carrying value of our investments, reduced by repayments of principal.

The following table indicates the quarterly portfolio investment activity for the years ended December 31, 2018 and 2017:

($ in millions)	Purchases of Securities	Debt Repayments	Reductions to CLO Equity Cost(1)	Sales of Securities
Quarter ended
December 31, 2018	$39.2	$38.9	$7.9	$10.5
September 30, 2018	91.8	24.1	1.2	12.1
June 30, 2018	88.8	43.7	5.8	0.2
March 31, 2018	24.7	24.9	3.9	3.1
Total(2)	$244.6	$131.5	$18.8	$25.9

December 31, 2017	$40.7	$30.2	$5.7	$17.3
September 30, 2017	31.2	50.3	3.2	12.5
June 30, 2017	89.3	57.1	16.1	60.4
March 31, 2017	47.6	51.6	12.1	81.2
Total	$208.8	$189.2	$37.1	$171.4

___________

(1)	Represents reductions to CLO equity cost value (representing distributions received, or entitled to be received, in excess of effective yield interest income).
(2)	Totals may not sum due to rounding.

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2018 and 2017:

	2018		2017
($ in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Notes	$282.7	63.5%	$242.2	57.9%
Subordinated Debt	—	—%	0.8	0.2%
CLO Debt	0.9	0.2%	4.7	1.1%
CLO Equity	146.8	33.0%	156.0	37.3%
Equity and Other Investments	14.5	3.3%	14.7	3.5%
Total(1)	$445.0	100.0%	$418.4	100.0%

___________

(1)	Totals may not sum due to rounding.

Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, we held qualifying assets that represented 68.3% of the total assets. No additional non-qualifying assets were acquired during the periods when qualifying assets were less than 70% of the total assets.

The following table shows our portfolio of investments by industry at fair value, in millions, as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
	($ in millions)		($ in millions)
Structured finance(1)	$147.8	33.2%	$160.7	38.4%
Business services	85.5	19.2%	67.5	16.1%
Software	59.0	13.3%	24.8	5.9%
Healthcare	46.9	10.5%	13.0	3.1%
Telecommunication services	19.4	4.4%	51.2	12.3%
Financial intermediaries	16.8	3.8%	16.9	4.0%
Diversified insurance	14.7	3.3%	15.2	3.6%
IT consulting	14.5	3.2%	18.1	4.3%
Logistics	13.0	2.9%	10.4	2.5%
Utilities	12.3	2.8%	—	—%
Aerospace and defense	5.3	1.2%	5.4	1.3%
Education	4.9	1.1%	4.5	1.1%
Printing and publishing	4.8	1.1%	11.4	2.8%
Consumer services	—	—%	19.3	4.6%
Total(2)	$445.0	100.0%	$418.4	100.0%

___________

(1)	Reflects our debt and equity investments in CLOs as of December 31, 2018 and December 31, 2017, respectively.
(2)	Totals may not sum due to rounding.

The following tables present the top ten industries (based upon Moody’s industry classifications) of the aggregate holdings of the CLOs included in our portfolio, based on par value, as of December 31, 2018 and December 31, 2017.

Top Ten Industries	December 31, 2018	December 31, 2017
High Tech Industries	8.9%	7.4%
Healthcare & Pharmaceuticals	8.4%	9.0%
Banking, Finance, Insurance & Real Estate	8.3%	7.7%
Business Services	8.2%	8.3%
Telecommunications	5.8%	5.3%
Hotel, Gaming, and Leisure	5.7%	5.6%
Retail	4.7%	5.5%
Beverage, Food & Tobacco	4.2%	4.0%
Automotive	3.8%	—%
Chemicals, Plastics, and Rubber	3.7%	3.6%
Media: Broadcasting and Subscription	3.4%	3.9%
Total	65.1%	60.3%

PORTFOLIO GRADING

We have adopted a credit grading system to monitor the quality of our debt investment portfolio. Equity securities are not graded. As of December 31, 2018 and 2017 our portfolio had a weighted average grade of 2.1 and 2.2, respectively, based upon the fair value of the debt investments in the portfolio.

At December 31, 2018 and 2017, our debt investment portfolio was graded as follows:

($ in millions)		December 31, 2018
Grade	Summary Description	Principal Value	Percentage of Debt Portfolio	Portfolio at Fair Value	Percentage of Debt Portfolio
1	Company is ahead of expectations and/or outperforming financial covenant requirements of the specific tranche and such trend is expected to continue.	$—	—%	$—	—%
2	Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.	260.8	87.8%	253.6	89.4%
3	Closer monitoring is required. Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.	36.2	12.2%	30.0	10.6%
4	A loss of interest income has occurred or is expected to occur and, in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of OXSQ’s cost basis is expected for the specific tranche.	—	—%	—	—%
5	Full repayment of the outstanding amount of OXSQ’s cost basis is not expected for the specific tranche and the investment is placed on non-accrual status.	—	—%	—	—%
	Total(1)	$297.0	100.0%	$283.7	100.0%
($ in millions)		December 31, 2017
Grade	Summary Description	Principal Value	Percentage of Debt Portfolio	Portfolio at Fair Value	Percentage of Debt Portfolio
1	Company is ahead of expectations and/or outperforming financial covenant requirements of the specific tranche and such trend is expected to continue.	$—	—%	$—	—%
2	Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.	203.4	80.3%	200.2	80.8%
3	Closer monitoring is required. Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.	49.9	19.7%	47.5	19.2%
4	A loss of interest income has occurred or is expected to occur and, in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of OXSQ’s cost basis is expected for the specific tranche.	—	—%	—	—%
5	Full repayment of the outstanding amount of OXSQ’s cost basis is not expected for the specific tranche and the investment is placed on non-accrual status.	—	—%	—	—%
		$253.3	100.0%	$247.7	100.0%

___________

(1)	Totals may not sum due to rounding.

We expect that a portion of our investments will be in the Grades 3, 4 or 5 categories from time to time, and, as such, we will be required to work with troubled portfolio companies to improve their business and protect our investment. The number and amount of investments included in Grade 3, 4 or 5 may fluctuate from year to year.

RESULTS OF OPERATIONS

Set forth below is a comparison of our results of operations for the years ended December 31, 2018, 2017 and 2016.

Investment Income

The following tables set forth the components of investment income for the years ended December 31, 2018, 2017 and 2016:

	December 31, 2018	December 31, 2017	December 31, 2016
Interest Income
Stated interest income	$24,403,191	$23,640,789	$33,154,526
Original issue discount and market discount income	613,073	1,003,086	1,158,401
Payment-in-kind income	290,600	233,067	214,389
Discount income derived from unscheduled remittances at par	148,599	67,214	20,574
Total interest income	25,455,463	24,944,156	34,547,890
Income from securitization vehicles and investments	27,837,032	33,274,392	32,503,279

Other income
Fee letters	664,061	1,368,132	1,352,396
Loan prepayment and bond call fees	1,130,741	719,012	358,381
All other fees	1,189,971	1,111,325	518,100
Total other income	2,984,773	3,198,469	2,228,877
Total investment income	$56,277,268	$61,417,017	$69,280,046

Total investment income for the year ended December 31, 2018 decreased by approximately $5.1 million compared to December 31, 2017. This decrease was largely the result of a decline in total income from securitization vehicles and investments of approximately $5.4 million during 2018 largely as a result of a lower average cost basis and decreased weighted average effective yield on our equity investments in CLOs. Additionally, other income declined by approximately $0.2 million which is due to lower income from fee letters.

The total principal outstanding on income producing debt investments as of December 31, 2018 and December 31, 2017 was approximately $297.0 million and $253.3 million, respectively. As of December 31, 2018, our debt investments had stated interest rates of between 5.89% and 13.04% and maturity dates of between 29 and 151 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 9.7%, consistent with the weighted average yield as of December 31, 2017.

The total principal outstanding on our investments in CLOs as of December 31, 2018 and December 31, 2017 was approximately $269.4 million and $304.5 million, respectively. The weighted average yield on CLO equity investments as of December 31, 2018 was approximately 15.6%, which is approximately equal to the weighted average yield as of December 31, 2017.

Total investment income for the year ended December 31, 2017 decreased by approximately $7.9 million compared to December 31, 2016. The decrease was comprised of a decrease in total interest income of approximately $9.6 million, partially offset by increases of income from securization vehicles and investments of approximately $0.8 million and total other income of approximately $1.0 million. The reduction of total interest income resulted largely from a smaller debt portfolio due to loan sale activity to fund the repayments of the TICC CLO 2012-1 and the maturity of the Convertible Notes. The total principal outstanding on income producing debt investments as of December 31, 2017 and December 31, 2016 was approximately $253.3 million and $395.5 million, respectively.

As of December 31, 2017, our debt investments had stated interest rates of between 5.70% and 15.00% and maturity dates of between 12 and 109 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 9.7%, compared with 8.3% as of December 31, 2016. The increase in the weighted average yield on our debt portfolio is primarily due to our ongoing strategy of rotating the corporate loan portfolio into higher-yielding, less liquid loans.

Operating Expenses

The following tables set forth the components of operating expenses for the years ended December 31, 2018, 2017 and 2016:

	December 31, 2018	December 31, 2017	December 31, 2016
Interest expense	$7,181,009	$12,898,815	$17,202,851
Base management fees	7,309,435	8,140,010	11,292,395
Professional fees	1,227,296	2,799,113	6,393,812
Compensation expense	907,995	901,472	837,343
Director’s Fees	441,501	584,580	642,000
Insurance	247,178	256,956	159,573
Transfer agent and custodian fees	227,381	244,115	316,577
General and administrative	644,104	1,014,580	2,861,803
Net investment income incentive fees	4,585,151	3,850,646	2,795,399
Total operating expenses	$22,771,050	$30,690,287	$42,501,753

Total operating expenses for the year ended December 31, 2018 decreased by approximately $7.9 million compared to the year ended December 31, 2017. The decrease in 2018 is attributable primarily to lower interest expense, professional fees, base management fees, and general and administrative expenses offset by higher net investment income incentive fees. Total operating expenses for the year ended December 31, 2017 decreased by approximately $11.8 million compared to the year ended December 31, 2016. The decrease in 2017 is attributable primarily to lower interest expense, professional fees, base management fees, and general and administrative expenses offset by higher net investment income incentive fees.

Interest expense decreased by approximately $5.7 million in 2018 and $4.3 million in 2017 compared to each prior year. The decrease in 2018 and 2017 are primary attributable to the decrease in outstanding debt as compared to the prior years. TICC CLO 2012-1 was repaid in the third quarter of 2017 and the Convertible Notes matured in the fourth quarter of 2017. Voluntary partial repayment of the TICC CLO 2012-1 class A-1 notes occurred in 2017 and 2016 and we partially repurchased outstanding shares of the Convertible Notes in the fourth quarter of 2016. The aggregate accrued interest which remained payable as of December 31, 2018, 2017 and 2016 was approximately $0.5 million, $11.6 thousand and $1.7 million, respectively.

The base management fee decreased approximately $0.8 million in 2018 and approximately $3.2 million in 2017 compared to each prior year. The base management fees which remained payable to Oxford Square Management as of December 31, 2018, 2017 and 2016 was approximately $2.1 million, $1.7 million and $2.5 million, respectively.

Professional fees, consisting of legal, valuation, compliance, audit and tax fees, decreased approximately $1.6 million in 2018 and approximately $3.6 million in 2017 compared to each prior year. These changes were largely due to the engagement of legal and financial advisors to the Company’s Special Committee of the Board of Directors in 2016.

Compensation expense reflects the allocation of compensation expenses for the services of our Chief Financial Officer, accounting personnel, and other administrative support staff. The increases in 2018 and 2017 were largely the result of staffing changes during those periods. As of December 31, 2018, 2017 and 2016, no compensation expenses remained payable for each respective date.

General and administrative expenses consist primarily of listing fees, office supplies, facilities costs and other miscellaneous expenses, decreased by approximately $0.4 million in 2018 and approximately $1.8 million in 2017 primarily as the result of lower proxy related costs incurred (such costs include fees for mailing, filing, processing, tabulation, and solicitation). Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement.

The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for the calendar quarter (refer to “Note 7. Related Party Transactions” in the notes to our consolidated financial statements). For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement with Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The capital gains incentive fee expense, as reported under GAAP, is calculated on the basis of net realized and unrealized gains and losses at the end of each period. The expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to our investment adviser in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. For the years ended December 31, 2018, 2017 and 2016, no accrual was required as a result of the impact of accumulated net unrealized depreciation and net realized losses on our portfolio.

The amount of the capital gains incentive fee which will actually be payable is determined in accordance with the terms of the Investment Advisory Agreement and is calculated as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). The terms of the Investment Advisory Agreement state that the capital gains incentive fee calculation is based on net realized gains, if any, offset by gross unrealized depreciation for the calendar year. No effect is given to gross unrealized appreciation in this calculation.

Realized and Unrealized Gains/Losses on Investments

For the year ended December 31, 2018, we recognized net realized losses on investments of approximately $3.4 million, which primarily represents the losses from the sale of several CLO equity investments.

For the year ended December 31, 2018, our net change in unrealized depreciation was approximately $39.3 million, composed of approximately $1.3 million in gross unrealized appreciation, approximately $49.7 million in gross unrealized depreciation and approximately $9.1 million relating to the reversal of prior period net unrealized depreciation as investment gains and losses were realized. This includes net unrealized appreciation of approximately $18.8 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received and record date distributions to be received over the calculated income using the effective yield method.

The ten most significant components of the net change in unrealized appreciation and depreciation during the year ended December 31, 2018 were as follows ($ in millions):

Portfolio Company	Changes in unrealized appreciation (depreciation)
Catamaran CLO 2012-1 Ltd.	$5.0
Ares XXVI CLO Ltd.	2.0
Jamestown CLO V Ltd.	2.0
Telos CLO 2013-3, Ltd.	(2.7)
Telos CLO 2014-5, Ltd.	(2.7)
AMMC CLO XII, Ltd.	(3.0)
Vibrant CLO V, Ltd.	(3.2)
Cedar Funding II CLO, Ltd.	(4.2)
Premiere Global Services, Inc.	(4.3)
Sound Point CLO XVI, Ltd.	(4.8)
Net all other	(23.4)
Total	$(39.3)

For the year ended December 31, 2017, we recognized net realized losses on investments of approximately $7.0 million, which primarily represents the losses from the sale of several CLO equity investments.

For the year ended December 31, 2017, our net change in unrealized appreciation was approximately $23.0 million, composed of approximately $16.1 million in gross unrealized appreciation, approximately $12.1 million in gross unrealized depreciation and approximately $19.0 million relating to the reversal of prior period net unrealized depreciation as investment gains and losses were realized. This includes net unrealized appreciation of approximately $37.1 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received and record date distributions to be received over the calculated income using the effective yield method.

The ten most significant components of the net change in unrealized appreciation and depreciation during the year ended December 31, 2017 were as follows ($ in millions):

Portfolio Company	Changes in unrealized appreciation (depreciation)
SourceHOV, LLC	$6.2
Marea CLO, Ltd.	3.9
Unitek Global Services, Inc.	3.6
Shackleton 2013-IV CLO, Ltd.	3.5
Mountain Hawk III CLO, Ltd.	3.4
Benefit Street Partners CLO II, Ltd.	2.8
Aricent Technologies, Inc.	2.2
Ares XXIX CLO, Ltd.	1.5
KVK CLO 2013-2, Ltd.	(1.8)
Electric Lightwave Holdings, Inc. (f/k/a “Integra Telecom Holdings, Inc.”)	(2.4)
Net all other	0.1
Total	$23.0

For the year ended December 31, 2016, we recognized net realized losses on investments of approximately $14.3 million, which primarily represents the losses from the sale of several CLO equity investments, the sale of our equity investment in Algorithmic Implementations, Inc. (d/b/a “Ai Squared”) of approximately $3.0 million and the restructuring of our investment in Innovairre Holding Company (f/k/a “RBS Holding Company”) of approximately $3.9 million.

For the year ended December 31, 2016, our net change in unrealized appreciation was approximately $100.6 million, composed of approximately $74.6 million in gross unrealized appreciation, approximately $9.0 million in gross unrealized depreciation and approximately $35.0 million relating to the reversal of prior period net unrealized appreciation as investment gains and losses were realized. This includes net unrealized appreciation of approximately $34.2 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received and record date distributions to be received over the calculated income using the effective yield method.

The ten most significant components of the net change in unrealized appreciation and depreciation during the year ended December 31, 2016 were as follows ($ in millions):

Portfolio Company	Changes in unrealized appreciation (depreciation)
Newmark Capital Funding 2013-1 CLO Ltd	$5.9
Shackleton 2013-IV CLO, Ltd	5.9
Algorithmic Implementations, Inc	5.5
Global Tel Link Corp	5.5
Catamaran CLO 2012-1 Ltd	5.0
Unitek Global Services, Inc	4.7
Securus Technologies, Inc	4.5
Shackleton 2013-III CLO, Ltd	4.2
Carlyle Global Market Strategies CLO 2014-4, Ltd	4.0
Benefit Street Partners CLO II, Ltd	3.8
Net all other	51.6
Total	$100.6

Realized loss on extinguishment of debt

On September 21, 2018, we repaid approximately $7.5 million of principal outstanding under the Credit Facility. We recognized a net extinguishment loss of approximately $15,000, which consisted of unamortized deferred debt issuance costs. On December 21, 2018, approximately $39.3 million of principal outstanding under the Credit Facility was repaid by the Company. The Company recognized a net extinguishment loss of approximately $46,000, which consisted of unamortized deferred debt issuance costs. These costs are recorded within realized losses on extinguishment of debt in the consolidated statements of operations.

In connection with the February 27, 2017 repayment of approximately $24.5 million of the TICC CLO 2012-1 Class A-1 notes, the Company incurred debt extinguishment costs of approximately $409,000, which consisted of approximately $181,000 in accelerated note discount expense and approximately $228,000 in accelerated deferred debt issuance costs. In connection with the May 25, 2017 repayment of approximately $31.4 million of the TICC CLO 2012-1 Class A-1 notes, the Company incurred debt extinguishment costs of approximately $505,000, which consisted of approximately $224,000 in accelerated note discount expense and approximately $281,000 in accelerated deferred debt issuance costs. In connection with the August 25, 2017 repayment of approximately $73.4 million of the TICC CLO 2012-1 Class A-1, B-1, C-1 and D-1 notes, the Company incurred debt extinguishment costs of approximately $2.2 million, which consisted of approximately $1.6 million in accelerated note discount expense and approximately $0.6 million in accelerated deferred debt issuance costs. The total debt extinguishment costs for the year ended December 31, 2017 was approximately $3.1 million and was recorded within realized loss on extinguishment of debt in the consolidated statement of operations.

In connection with the August 25, 2016 repayment of approximately $36.0 million of the TICC CLO 2012-1 Class A-1 notes, the Company incurred debt extinguishment costs of approximately $648,000, which consisted of approximately $287,000 in accelerated note discount expense and approximately $361,000 in accelerated deferred debt issuance costs. In connection with the November 25, 2016 repayment of approximately $74.7 million of the TICC CLO 2012-1 Class A-1 notes, the Company incurred debt extinguishment costs of approximately $1,296,000, which consisted of approximately $574,000 in accelerated note discount expense and approximately $722,000 in accelerated deferred debt issuance costs. In connection with the repurchase of approximately $20.5 million of the Convertible Notes in December 2016, the Company incurred debt extinguishment costs of approximately $815,000, which consisted of approximately $716,000 due to repurchasing the Convertible Notes at a premium and approximately $99,000 in accelerated deferred debt issuance costs. The total debt extinguishment costs for the year ended December 31, 2016 was approximately $2.8 million and was recorded within realized loss on extinguishment of debt in the consolidated statement of operations.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the year ended December 31, 2018 was approximately $33.5 million, compared to $30.7 million and $26.8 million for the years ended December 31, 2017 and December 31, 2016, respectively. The changes were largely the result of lower total expenses and lower total investment income, as discussed above.

For the year ended December 31, 2018, the net increase in net assets resulting from net investment income per common share was $0.67 (basic and diluted), compared to $0.60 per share (basic and diluted) for the year ended December 31, 2017 and $0.52 per share (basic and diluted) for the year ended December 31, 2016, based on the weighted average common shares outstanding for the respective period. Due to the anti-dilutive effect on the computation of diluted earnings per share for the years ended December 31, 2017 and December 31, 2016, adjustments for interest and deferred issuance costs on the Convertible Notes, and the related impact on the base management fees and net investment income incentive fees as well as share adjustments for dilutive effect of the Convertible Notes were excluded from the respective period’s diluted earnings per share computation, where applicable.

Net Increase (Decrease) in Net Assets Resulting from Operations

Net decrease in net assets resulting from operations for the year ended December 31, 2018 was approximately $9.2 million, compared to a net increase of $43.6 million for year ended December 31, 2017 and a net increase of $110.4 million for year ended December 31, 2016. These changes were largely due to a net change in unrealized appreciation/depreciation as discussed above.

For the year ended December 31, 2018, the net decrease in net assets resulting from operations per common share was $0.19 (basic and diluted), compared to a net increase in net assets per common share of $0.85 (basic) and a net increase of $0.83 (diluted) for the year ended December 31, 2017 and $2.13 (basic) and $1.90 (diluted) for the year ended December 31, 2016, based on the weighted average common shares outstanding for the respective period.

LIQUIDITY AND CAPITAL RESOURCES

During the year ended December 31, 2018, cash, cash equivalents and restricted cash decreased from approximately $30.0 million at the beginning of the period to approximately $17.1 million at the end of the period. Net cash used in operating activities for the year ended December 31, 2018, consisting primarily of the items described in “— Results of Operations,” was approximately $33.9 million, largely reflecting purchases of new investments of approximately $244.6 million, partially offset by repayments of principal of approximately $131.5 million and proceeds from the sale of investments of approximately $25.9 million. During the year ended December 31, 2018, net cash provided by financing activities was approximately $21.0 million, reflecting the net proceeds from the Credit Facility of approximately $85.7 million, partially offset by the payment of distributions of approximately $39.5 million.

Contractual Obligations

We have certain obligations with respect to the investment advisory and administration services we receive. Refer to “— Overview”. We incurred approximately $7.3 million for base management fees, approximately $4.6 million for net investment income incentive fees, and approximately $1.8 million for administrative services for the year ended December 31, 2018. Refer to “Note 7. Related Party Transactions” in the notes to our consolidated financial statements.

A summary of our significant contractual payment obligations is as follows as of December 31, 2018. Refer to “Note 5. Borrowings” in the notes to our consolidated financial statements.

		Payments Due by Period
Contractual obligations (in thousands)	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Long-term debt obligations:
Credit Facility	$85,679	$—	$85,679	$—	$—
6.50% Unsecured Notes	64,370	—	—	—	64,370
	$150,049	$—	$85,679	$—	$64,370

Off-Balance Sheet Arrangements

As of December 31, 2018, the Company did not have any commitments to purchase additional debt investments.

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Share Repurchase Program

From time to time, the Company’s Board of Directors may authorize a share repurchase program under which shares are purchased in open market transactions. Since the Company is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date.

On February 5, 2018, the Board authorized a program for the purpose of repurchasing up to $25.0 million worth of our common stock. Under that repurchase program, we were authorized, but not obligated, to repurchase outstanding common stock in the open market from time to time through December 31, 2018, provided that repurchases comply with the prohibitions under our Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Further, any repurchases were to be conducted in accordance with the 1940 Act. During the year ended December 31, 2018, under that repurchase program, we repurchased 3,828,450 shares of outstanding common stock for approximately $25.0 million, while complying with the prohibitions under the Company’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. This represents a discount of approximately 1.1% of the net asset value per share as of December 31, 2018. In addition, repurchases were conducted in accordance with the 1940 Act.

Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% (or 150% effective April 6, 2019) immediately after such borrowing. As of December 31, 2018, the Company’s asset coverage for borrowed amounts was approximately 309%.

On March 23, 2018, the SBCAA was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCAA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. On April 6, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective as of April 6, 2019.

The following are the Company’s outstanding principal amounts, carrying values and fair values of the Company’s borrowings as of December 31, 2018 and December 31, 2017. The fair value of the 6.50% Unsecured Notes is based upon the closing price on the last day of the period. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol OXSQL as of December 31, 2018). The fair value of the Credit Facility represents the par amount.

	As of
	December 31, 2018			December 31, 2017
($ in thousands)	Principal Amount	Carrying Value	Fair Value	Principal Amount	Carrying Value	Fair Value
Credit Facility	$85,679	$85,523	$85,679	$—	$—	$—
6.50% Unsecured Notes	64,370	62,665	64,370	64,370	62,340	66,546
Total	$150,049	$148,188	$150,049	$64,370	$62,340	$66,546

The weighted average stated interest rate and weighted average maturity on all our debt outstanding as of December 31, 2018 were 5.64% and 3.1 years, respectively, and as of December 31, 2017 were 6.50% and 6.2 years, respectively. The aggregate accrued interest which remained payable at December 31, 2018 and 2017, was approximately $12,000 and $1.7 million, respectively.

The table below summarizes the components of interest expense for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31, 2018
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total
Credit Facility	$2,618.2	$—	$54.0	$2,672.2
6.50% Unsecured Notes	4,184.1	—	324.7	4,508.8
Total	$6,802.3	$—	$378.7	$7,181.0

	Year Ended December 31, 2017
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total
TICC CLO 2012-1 LLC Class A-1 Notes	$623.8	$25.4	$—	$649.2
TICC CLO 2012-1 LLC Class B-1 Notes	600.0	35.3	—	635.3
TICC CLO 2012-1 LLC Class C-1 Notes	878.4	59.4	—	937.8
TICC CLO 2012-1 LLC Class D-1 Notes	939.7	66.9	—	1,006.6
TICC CLO 2012-1 amortization of deferred debt	—	—	91.7	91.7
Convertible Notes	5,908.9	—	425.2	6,334.1
6.50% Unsecured Notes	3,010.2	—	233.9	3,244.1
Total	$11,961.0	$187.0	$750.8	$12,898.8
	Year Ended December 31, 2016
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total
TICC CLO 2012-1 LLC Class A-1 Notes	$3,819.8	$176.8	$—	$3,996.6
TICC CLO 2012-1 LLC Class B-1 Notes	852.5	54.4	—	906.9
TICC CLO 2012-1 LLC Class C-1 Notes	1,273.4	91.0	—	1,364.4
TICC CLO 2012-1 LLC Class D-1 Notes	1,376.8	102.3	—	1,479.1
TICC CLO 2012-1 amortization of deferred debt	—	—	316.1	316.1
Convertible Notes	8,526.1	—	613.7	9,139.8
Total	$15,848.6	$424.5	$929.8	$17,202.9

Distributions

In order to qualify for tax treatment as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to our stockholders on an annual basis.

For the year ended December 31, 2018 management estimated that a tax return of capital occurred of approximately $0.07 per share. For the year ended December 31, 2017 we had a tax return of capital of approximately $0.50 per share. A written statement identifying the nature of these distributions for tax reporting purposes was posted on our website. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable regulated investment company tax treatment. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is taxable ordinary income or capital gains. The final determination of the nature of our distributions can only be made upon the filing of our tax return. We have until October 15, 2019 to file our federal income tax return for the year ended December 31, 2018.

The following table reflects the cash distributions, including distributions reinvested, if any, per share that we have declared on our common stock since the beginning of the 2016 fiscal year:

Date Declared	Record Date	Payment Date	Total Distributions		GAAP Net Investment Income		Distributions in excess of/ (less than) GAAP net investment income
Fiscal 2019
February 22, 2019	March 15, 2019	March 29, 2019	$0.200		$—	(1)	$—	(1)
February 22, 2019	April 23, 2019	April 30, 2019	0.067		—	(1)	—	(1)
February 22, 2019	May 24, 2019	May 31, 2019	0.067		—	(1)	—	(1)
February 22, 2019	June 21, 2019	June 28, 2019	0.067		—	(1)	—	(1)
			$0.401		—		—

Fiscal 2018
October 26, 2018	December 17, 2018	December 31, 2018	$0.20		$0.18		$0.02
July 26, 2018	September 14, 2018	September 28, 2018	0.20		0.18		0.02
April 24, 2018	June 15, 2018	June 29, 2018	0.20		0.15		0.05
February 22, 2018	March 16, 2018	March 30, 2018	0.20		0.17		0.03
Total (2018)			$0.80	(2)	$0.67	(5)	$0.13	(5)

Fiscal 2017
October 27, 2017	December 15, 2017	December 29, 2017	$0.20		$0.15		$0.05
February 27, 2017	September 15, 2017	September 29, 2017	0.20		0.13		0.07
February 27, 2017	June 16, 2017	June 30, 2017	0.20		0.16		0.04
February 27, 2017	March 16, 2017	March 31, 2017	0.20		0.16		0.04
Total (2017)			$0.80	(3)	$0.60		$0.20

Fiscal 2016
October 26, 2016	December 16, 2016	December 30, 2016	$0.29		$0.18		$0.11
July 28, 2016	September 16, 2016	September 30, 2016	0.29		0.13		0.16
April 28, 2016	June 16, 2016	June 30, 2016	0.29		0.13		0.16
February 18, 2016	March 17, 2016	March 31, 2016	0.29		0.08		0.21
Total (2016)			$1.16	(4)	$0.52		$0.64

___________

(1)	We have not yet reported earnings for this period.
(2)	The tax characterization of cash distributions for the year ended December 31, 2018 will not be known until the tax return for such year is finalized. For the year ended December 31, 2018, the amounts and sources of distributions reported are only estimates and are not being provided for U.S. tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end and the amounts represented may be materially different from the amounts disclosed in the final Form 1099-DIV notice. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Company’s investment performance and may be subject to change based on tax regulations.
(3)	Cash distributions for the year ended December 31, 2017 includes a tax return of capital of approximately $0.50 per share for tax purposes.
(4)	Cash distributions for the year ended December 31, 2016 includes a tax return of capital of approximately $0.59 per share for tax purposes.
(5)	Totals may not sum due to rounding.

RELATED PARTIES

We have a number of business relationships with affiliated or related parties, including the following:

•     We have entered into the Investment Advisory Agreement with Oxford Square Management. Oxford Square Management is controlled by Oxford Funds, its managing member. In addition to Oxford Funds, Oxford Square Management is owned by Charles M. Royce, a member of our Board of Directors, who holds a minority, non-controlling interest in Oxford Square Management as the non-managing member. Oxford Funds, as the managing member of Oxford Square Management, manages the business and internal affairs of Oxford Square Management. In addition, Oxford Funds provides us with office facilities and administrative services pursuant to the Administration Agreement.

•     Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to the Oxford Bridge Funds, and at Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Oxford Funds is the managing member of both Oxford Bridge Management, LLC and Oxford Gate Management, LLC. In addition, Bruce L. Rubin serves as the Chief Financial Officer and Secretary, and Gerald Cummins serves as the Chief Compliance Officer, respectively, of both Oxford Bridge Management, LLC and Oxford Gate Management, LLC.

•     Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that invests primarily in equity and junior debt tranches of CLO vehicles, and its investment adviser, Oxford Lane Management, LLC. Oxford Funds provides Oxford Lane Capital Corp. with office facilities and administrative services pursuant to an administration agreement and also serves as the managing member of Oxford Lane Management, LLC. In addition, Bruce L. Rubin serves as the Chief Financial Officer, Treasurer and Corporate Secretary of Oxford Lane Capital Corp. and Chief Financial Officer and Treasurer of Oxford Lane Management, LLC, and Mr. Cummins serves as the Chief Compliance Officer of Oxford Lane Capital Corp. and Oxford Lane Management, LLC.

As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage Oxford Lane Capital Corp., the Oxford Bridge Funds and the Oxford Gate Funds, respectively, on the other hand.

Oxford Square Management, Oxford Lane Management, LLC, Oxford Bridge Management, LLC and Oxford Gate Management, LLC are subject to a written policy with respect to the allocation of investment opportunities among the Company, Oxford Lane Capital Corp., the Oxford Bridge Funds and the Oxford Gate Funds. Where investments are suitable for more than one entity, the allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, the absolute size of the investment as well as its relative size compared to the total assets of each entity, current and anticipated weighted average costs of capital, among other factors, an investment amount will be determined by the adviser to each entity. If the investment opportunity is sufficient for each entity to receive its investment amount, then each entity receives the investment amount; otherwise, the investment amount is reduced pro rata. On June 14, 2017, the Securities and Exchange Commission issued an order permitting the Company and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, the Company and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is the Company’s investment adviser or an investment adviser controlling, controlled by, or under common control with the Company’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing the Company’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Information concerning related party transactions is included in the consolidated financial statements and related notes, appearing elsewhere in this annual report on Form 10-K.

CRITICAL ACCOUNTING POLICIES

The preparation of consolidated financial statements and related disclosures in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified investment valuation and investment income as critical accounting policies.

Investment Valuation

We fair value our investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of our consolidated financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We believe that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. We consider the attributes of current market conditions on an on-going basis and have determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, almost all of our investments are based upon “Level 3” inputs as of December 31, 2018.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of Oxford Square Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. Since March 2004, we have engaged third-party valuation firms to provide assistance in valuing certain of its syndicated loans and bilateral investments, including related equity investments, although our Board of Directors ultimately determines the appropriate valuation of each such investment. Changes in fair value, as described above, are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Syndicated Loans

In accordance with ASC 820-10, our valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which we obtain indicative bid quotes for purposes of determining the fair value of our syndicated loan investments has shown attributes of illiquidity as described by ASC-820-10. During such periods of illiquidity, when we believe that the non-binding indicative bids received from agent banks for certain syndicated investments that we own may not be determinative of their fair value or when no market indicative quote is available, we may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that we own. In addition, Oxford Square Management analyzes each syndicated loan by reviewing the company’s financial statements, covenant compliance and recent trading activity in the security (if known), and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any.

Collateralized Loan Obligations — Debt and Equity

We have acquired a number of debt and equity positions in CLO investment vehicles and CLO warehouse investments. These investments are special purpose financing vehicles. In valuing such investments, we consider the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. We also consider those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, we consider the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. Oxford Square Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to our Board of Directors for its determination of fair value of these investments.

Bilateral Investments (Including Equity)

Bilateral investments for which market quotations are readily available are valued by an independent pricing agent or market maker. If such market quotations are not readily available, under the valuation procedures approved by our Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, in those instances where a third-party valuation is prepared for a portfolio investment which meets the parameters noted in (i) and (ii) above, the frequency of those third-party valuations is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. Bilateral investments which do not meet the parameters in (i) and (ii) above are not required to have a third-party valuation and, in those instances, a valuation analysis will be prepared by Oxford Square Management. Oxford Square Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. Our Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

Refer to “Note 3. Fair Value” in the notes to our consolidated financial statements for more information on investment valuation and our portfolio of investments.

INVESTMENT INCOME:

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. We generally restore non-accrual loans to accrual status when past due principal and interest is paid and, in our judgment, is likely to remain current. As of the years ended December 31, 2018 and 2017, we had no investments on non-accrual status.

Payment-In-Kind

We have investments in our portfolio which contain a contractual payment-in-kind (“PIK”) provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest computed at the contractual rate is accrued into income and added to the principal balance on the capitalization date. Upon capitalization, the PIK portion of the investment is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized. To qualify for tax treatment as a RIC, this income must be paid out to stockholders in the form of distributions, even though we have not collected any cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

Income from Securitization Vehicles and Equity Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective yield method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon an estimation of an effective yield to expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. We monitor the expected residual payments, and the effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by us during the period.

Other Income

Other income includes prepayment, amendment, and other fees earned by our loan investments, distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. We may also earn success fees associated with our investments in certain securitization vehicles or “CLO warehouse facilities,” which are contingent upon a repayment of the warehouse by a permanent CLO structure; such fees are earned and recognized when the repayment is completed.

RECENT DEVELOPMENTS

On February 22, 2019, the Board of Directors declared distributions to stockholders as shown below: The Company will pay distributions on a monthly basis beginning April 30, 2019.

Per Share Distribution Amount Declared	Record Dates	Payable Dates
$0.200	March 15, 2019	March 29, 2019
$0.067	April 23, 2019	April 30, 2019
$0.067	May 24, 2019	May 31, 2019
$0.067	June 21, 2019	June 28, 2019

On January 30, 2019, approximately $7.3 million of the principal outstanding under the Credit Facility was repaid by the Company.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the end of each fiscal year since 2009. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012 and 2011 is attached as an exhibit to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
OXSQ Funding Facility
2018	$85,679,403	$3,085	—	N/A
6.50% Unsecured Notes
2018	$64,370,225	$3,085	—	25.51
2017	$64,370,225	$7,003	—	25.90
2017 Convertible Notes
2018	$—	$—	—	—
2017	$—	$—	—	—
2016	$94,542,000	$2,707	—	N/A
2015	$115,000,000	$2,007	—	N/A
2014	$115,000,000	$2,024	—	N/A
2013	$115,000,000	$2,141	—	N/A
2012	$115,000,000	$2,200	—	N/A
2011	—	—	—	—
2010	—	—	—	—
2009	—	—	—	—
Debt Securitization – TICC CLO 2012-1 LLC Senior Notes
2018	$—	$—	—	—
2017	$—	$—	—	—
2016	$129,281,817	$2,707	—	N/A
2015	$240,000,000	$2,007	—	N/A
2014	$240,000,000	$2,024	—	N/A
2013	$240,000,000	$2,141	—	N/A
2012	$120,000,000	$2,200	—	N/A
2011	—	—	—	—
2010	—	—	—	—
2009	—	—	—	—
Debt Securitization – TICC CLO LLC Senior Notes
2018	$—	$—	—	—
2017	$—	$—	—	—
2016	$—	$—	—	—
2015	$—	$—	—	—
2014	$—	$—	—	—
2013	$101,250,000	$2,141	—	N/A
2012	$101,250,000	$2,200	—	N/A
2011	$101,250,000	$3,998	—	N/A
2010	—	—	—	—
2009	—	—	—	—

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
TICC Funding, LLC Revolving Credit Facility
2018	$—	$—	—	—
2017	$—	$—	—	—
2016	$—	$—	—	—
2015	$—	$—	—	—
2014	$150,000,000	$2,024	—	N/A
2013	—	—	—	—
2012	—	—	—	—
2011	—	—	—	—
2010	—	—	—	—
2009	—	—	—	—

___________

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for the types of senior securities representing indebtedness issued by OXSQ as of the stated time periods.
(4)	Not applicable for any of the senior securities (except for the 6.50% Unsecured Notes) as they are not registered for public trading. For the 6.50% Unsecured Notes, the amounts represent the average of the daily closing prices on the NASDAQ Global Select Market for the period from April 12, 2017 (date of issuance) through December 31, 2017 and for the period from January 1, 2018 through December 31, 2018.

BUSINESS

Overview

OXSQ operates as a closed-end, non-diversified management investment company and has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated as a RIC under the Code beginning with our 2003 taxable year. Our investment objective is to maximize our portfolio’s total return. Our primary current focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and CLO structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are early-stage CLO vehicles intended to aggregate loans that may be used to form the basis of a traditional CLO vehicle. We may also invest in publicly traded debt and/or equity securities. As a BDC, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets.

Our capital is generally used by our corporate borrowers to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. In making our CLO investments, we consider the indenture structure for that vehicle, its operating characteristics and compliance with its various indenture provisions, as well as its corporate loan-based collateral pool.

We generally expect to invest between $5.0 million and $50.0 million in each of our portfolio investments, although this investment size may vary as the size of our capital base changes and market conditions warrant. We invest in both fixed and variable interest rate structures. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5% of the total portfolio.

The structures of our investments will vary and we seek to invest across a wide range of different industries. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and which are cash flow positive. Many of these companies are expected to have financial backing provided by other financial or strategic sponsors at the time we make an investment. The portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” A portion of our investment portfolio may consist of debt investments for which issuers are not required to make significant principal payments until the maturity of the senior loans which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, many of the debt securities we hold typically contain interest reset provisions that may make it more difficult for a borrower to repay the loan, heightening the risk that we may lose all or part of our investment.

We also purchase portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Other than CLO vehicles, we do not intend to invest, and we would be limited to 15% of our net assets if we did invest, in any types of entities that rely on the exceptions set forth in section 3(c)(1) or section 3(c)(7) of the 1940 Act. Structurally, CLO vehicles are entities that are formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally required to absorb the CLO’s losses before any of the CLO’s other tranches, yet it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest of CLO investments which, if it were rated, may also be referred to as “junk.” We primarily focus on investing in the junior tranches and the equity of CLO vehicles. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. However, there can be no assurance that the collateral securing such senior secured loans would satisfy all of the unpaid principal and interest of our investment in the CLO vehicle in the event of default and the junior tranches, especially the equity tranches, of CLO vehicles are the last tranches to be paid, if at all, in the event of a default. Our investment strategy may also include warehouse facilities, which are early-stage CLO vehicles intended to aggregate loans that may be used to form the basis of a traditional CLO vehicle.

We have historically borrowed funds to make investments and may continue to do so. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Oxford Square Management, will be borne by our common stockholders.

6.50% Unsecured Notes

On April 12, 2017, we completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of our 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year. The 6.50% Unsecured Notes are listed on the NASDAQ Global select Market under the trading symbol “OXSQL.”

OXSQ Facility

On June 21, 2018, OXSQ Funding, a special purpose vehicle that is our wholly-owned subsidiary, entered into the OXSQ Facility with Citibank, N.A. On October 12, 2018, OXSQ Funding amended the OXSQ Facility to provide for additional borrowings under the OXSQ Facility. Pursuant to the terms of the OXSQ Facility, as amended, OXSQ Funding may borrow up to $125.0 million. As of December 31, 2018, the OXSQ Facility had approximately $87.7 million of principal outstanding. Subject to certain exceptions, pricing under the OXSQ Facility is based on the London interbank offered rate for an interest period equal to three months plus a spread of 2.25% per annum. Interest on the outstanding principal amount owing under the OXSQ Facility is payable quarterly in arrears. The OXSQ Facility will mature, and all outstanding principal and accrued and unpaid interest thereunder will be due and payable, on June 21, 2020, and is subject to periodic repayment prior to such date from collections on OXSQ Funding’s loan assets and certain other mandatory payment requirements.

Organizational and Regulatory Structure

Our investment activities are managed by Oxford Square Management. Oxford Square Management is an investment adviser registered under the Advisers Act. Oxford Square Management is owned by Oxford Funds, its managing member, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in Oxford Square Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, directly or indirectly own or control all of the outstanding equity interests of Oxford Funds. Under the Investment Advisory Agreement, we have agreed to pay Oxford Square Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to quality annually, as a RIC under Subchapter M of the Code.

Our consolidated operations include the activities of our wholly-owned subsidiaries, OXSQ Funding and TICC CLO 2012-1, for the periods during which they were held. OXSQ Funding, a special purpose vehicle, was formed for the purpose of entering into the OXSQ Facility with Citibank, N.A. TICC CLO 2012-1 was formed for the purpose of enabling us to obtain debt financing and is operated solely for our investment activities. TICC CLO 2012-1 ceased operations on August 25, 2017. During the quarter ended December 31, 2017, we, as collateral manager of TICC CLO 2012-1, dissolved TICC CLO 2012-1 pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

Set forth below is a chart detailing our organizational structure as of December 31, 2018.

Our headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut and our telephone number is (203) 983-5275.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at www.oxfordsquarecapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Market Overview and Opportunity

The market volatility and price decline in the fourth quarter made 2018 a challenging year for corporate loans and CLO equity. During the fourth quarter of 2018, the S&P / LSTA Leveraged Loan Index fell from a price of 98.6% to 93.8% by the end of December. The LSTA Corporate Loan Index is an index of U.S. leveraged loans that seeks to mirror the market-weighted performance of the largest institutional leveraged loans. The Company believes that the index broadly reflects the overall pricing environments for the markets that it participates in, including the syndicated corporate loan market and the CLO junior debt and equity markets.

We believe the decrease in U.S. loan prices during the fourth quarter of 2018 was in part driven by large outflows out of U.S. loan mutual funds and ETFs. We believe that the fundamentals across the U.S. loan market continue to be stable. Corporate loan default rates remain at low levels, providing investors with a generally lower-risk, lower-return corporate debt environment. At the present time, approximately only 1% of the S&P / LSTA Leveraged Loan Index trades at a price of “par” or higher. This environment may allow CLO managers to buy performing loan assets in the secondary market at discounts to par, which may build CLO asset value and spread over time, ultimately accruing to the benefit of CLO equity. Moreover, as we execute our corporate loan strategy of focusing primarily on smaller broadly-syndicated loans, narrowly syndicated loans and club deals, through purchases in both the primary and secondary markets, we remain mindful of maintaining overall portfolio liquidity. We believe this strategy allows us to maintain corporate debt investments which have sufficient liquidity in order to take advantage of market opportunities.

We continue to view our mandate as maximizing the risk-adjusted return on our stockholders’ investment in OXSQ. We view the market opportunity currently available to us as strong and, as a permanent capital vehicle, we have historically been able to take a longer-term view towards our investments. We believe this perspective served us well in 2018.

Competitive Advantages

We believe that we are well positioned to provide financing to corporate borrowers and structured finance vehicles that, in turn, provide capital to corporate borrowers for the following reasons:

•     Expertise in credit analysis and monitoring investments; and

•     Established transaction sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is on middle-market companies, we have invested, and in the future will likely continue to invest, in larger and smaller companies and in other investment structures on an opportunistic basis including CLO investment vehicles. We believe our experience in analyzing middle-market companies and CLO investment structures, as detailed in the biographies of Oxford Square Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the investment merits of middle-market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•     Jonathan H. Cohen, our Chief Executive Officer, has more than 25 years of experience in debt and equity research and investment. Mr. Cohen has also served as Chief Executive Officer and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as Chief Executive Officer of its investment adviser, Oxford Lane Management, since 2010. Mr. Cohen has also served as the Chief Executive Officer of Oxford Bridge Management, LLC, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds, since 2015 and 2018, respectively. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University.

•     Saul B. Rosenthal, our President and Chief Operating Officer, has 18 years of experience in the capital markets, with a focus on middle-market transactions. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served as President of Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds, since 2015 and 2018, respectively. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc. and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

•        Darryl Monasebian is the Executive Vice President and head of risk and portfolio management of Oxford Square Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Prior to joining Oxford Square Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that he was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

•     Debdeep Maji is a Senior Managing Director of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and at Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

•     Kevin Yonon is a Managing Director of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. and at Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Established deal sourcing network

Through the investment professionals of Oxford Square Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of Oxford Square Management have developed strong relationships within the investment community over their years within the banking, investment management and equity research fields.

INVESTMENT PROCESS

Identification

We identify opportunities in the CLO market through our network of brokers, dealers, agent banks, collateral mangers and sponsors that we have worked with for several years. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans.

We identify and source new prospective corporate debt investments through a network of funds, investment banks, accounting and law firms and direct company relationships. We have identified several criteria that we believe are important in seeking our investment objective. These criteria provide general guidelines for our investment decisions; however, we do not require each prospective investment to meet all or any specific number of these criteria.

•     Experienced management.    We generally require that our portfolio companies have an experienced management team. We also prefer the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

•     Significant financial or strategic sponsor and/or strategic partner.    We prefer to invest in companies in which established private equity or venture capital funds or other financial or strategic sponsors have previously invested and are willing to make an ongoing contribution to the management of the business, including participation as board members or as business advisers.

•     Strong competitive position in industry.    We seek to invest in companies that have developed a competitive position within their respective sector or niche of a specific industry.

•     Profitable on a cash flow basis.    We focus on companies that are profitable or nearly profitable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies.

•     Clearly defined exit strategy.    Prior to making a direct corporate equity investment and/or an investment in a debt security that is accompanied by an equity-based security in a portfolio company, we analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a merger or an acquisition of the company, a private sale of our equity interest to a third party, or a purchase of our equity position by the company or one of its stockholders.

•     Liquidation value of assets.    Although we do not operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing the debt securities that we hold is a consideration in our credit analysis. We consider both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, software code, customer lists, networks and databases.

Due diligence

Our due diligence process generally includes some or all of the following elements:

Corporate Loans

Management team and financial sponsor

•     management assessment including a review of management’s track record with respect to product development, sales and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities; and

•     financial sponsor reputation, track record, experience and knowledge (where a financial sponsor is present in a transaction).

Business

•     industry and competitive analysis;

•     assessment of likely exit strategies; and

•     potential regulatory/legal issues.

Financial condition

•     detailed review of the historical financial performance and the quality of earnings;

•     development of detailed pro forma financial projections; and

•     review of assets and liabilities, including contingent liabilities.

Structured Finance Vehicles

•     review of indenture structures;

•     review of underlying collateral loans;

•     analysis of projected future cash flows; and

•     analysis of compliance with covenants.

Contemporaneous with our due diligence process, the investment team presents the investment proposal to our Investment Committee, which currently consists of Messrs. Cohen, Rosenthal and Monasebian. Our Investment Committee reviews and approves each of our portfolio investments.

Investment Characteristics

In identifying corporate debt investments, we seek to ascertain the asset quality as well as the earnings quality of our prospective portfolio companies. Frequently, we obtain a senior secured position and thus receive a perfected, first or second priority security interest in substantially all of our portfolio companies’ assets, which entitles us to a preferred position on payments in the event of liquidation. It should be noted, however, that because we are not primarily an asset-based lender, in the current economic environment, the value of collateral and security interests may dissipate rapidly. In addition, in certain investments we seek loan covenants or to participate in syndicated loans that incorporate loan covenants that assist in the early identification of risk. Our loan documents may include affirmative covenants that require the portfolio company to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent portfolio companies from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the portfolio company to maintain or achieve specified financial ratios such as debt to cash flow and interest coverage and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also provide protection against customary events of default such as non-payment, breach of covenant, insolvency and change of control.

In identifying CLO investments, we seek to ascertain the asset quality of the underlying collateral pool, the structural integrity of the CLO liability capital structure, the expected return profile of the CLO equity or debt tranche we are investing in as well as the quality of the prospective collateral manager. The underlying portfolio of each CLO investment is typically diversified across approximately 100 to 250 broadly syndicated loans which are predominantly 1st lien senior secured term loans to U.S. corporations. Additionally, these collateral pools typically do not have direct exposure to real estate, mortgages, or consumer-based credit assets. Our investment focus is generally agnostic between the primary and secondary CLO markets. In both markets, we pursue opportunities which we view to have attractive optionality with regards to the ability to refinance or “reset” the CLO liability capital structure at some point in the future. A CLO “reset” typically includes an extension of the CLO’s reinvestment period in addition to the refinancing of the CLO liabilities. We continue to prefer CLO equity investments which have longer reinvestment periods which may give CLO managers additional time to rebuild collateral value from potential credit losses as well as take advantage of a potential disruption in the broader credit markets.

MONITORING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Monitoring

We monitor the financial trends of each portfolio company to assess the appropriate course of action for each investment and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual company on at least a quarterly and, in some cases, a monthly basis.

We have several methods of evaluating and monitoring the performance of our investments, including but not limited to the following:

•     assessment of business development success, and the portfolio company’s overall adherence to its business plan; and

•     review of monthly and/or quarterly financial statements and financial projections for portfolio companies.

In addition, we may from time to time identify investments that require closer monitoring or become workout assets. In such cases, we will develop a strategy for workout assets and periodically gauge our progress against that strategy. As a private debt holder, we may incur losses from our investing activities from time to time, however we attempt where possible to work with troubled portfolio companies in order to recover as much of our investments as is practicable.

Portfolio Grading

We have developed a credit grading system to monitor the quality of our debt investment portfolio. We use an investment rating scale of 1 to 5. The following table provides a description of the conditions associated with each debt investment. Equity securities, including CLO equity tranches, are not graded.

Grade	Summary Description
1	Company is ahead of expectations and/or outperforming financial covenant requirements of the specific tranche and such trend is expected to continue.
2	Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.
3	Closer monitoring is required. Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.
4

A loss of interest income has occurred or is expected to occur and, in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of OXSQ’s cost basis is expected for the specific tranche.

5	Full repayment of the outstanding amount of OXSQ’s cost basis is not expected for the specific tranche and the investment is placed on non-accrual status.

Significant Managerial assistance

As a BDC, we are required to offer significant managerial assistance to portfolio companies. This assistance, were it to be accepted, would typically involve monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Portfolio Overview

We seek to create a portfolio that includes primarily CLO investments senior secured loans, senior subordinated and junior subordinated debt investments, as well as warrants and other equity instruments we may receive in connection with such debt investments. We generally expect to invest between $5 million and $50 million in each of our portfolio companies. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5% of the total portfolio.

The following is a representative list of the industries in which we have invested:

• Structured finance	• Diversified insurance
• Telecommunication services	• IT consulting
• Business services	• Logistics
• Printing and publishing	• Healthcare
• Financial intermediaries	• Utilities
• Software	• Aerospace and Defense
• Consumer services	• Education

During the fiscal year ended December 31, 2018, we purchased approximately $244.6 million of investments, comprised of approximately $187.5 million in senior secured notes, $54.2 million in CLO equity, $0.9 million in CLO debt, and $2.0 million in all other securities. As of December 31, 2018, our portfolio was invested in approximately 63.5% in senior secured notes, 33.0% in CLO equity, 0.2% in CLO debt and 3.3% in equity and other investments.

TEN LARGEST PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2018

Our ten largest portfolio company investments as of December 31, 2018, based on the combined fair value of the debt and equity securities we hold in each portfolio company, were as follows:

		December 31, 2018
		($ in millions)
Portfolio Company	Industry	Cost	Fair Value	Fair Value Percentage of Total Portfolio
Sound Point CLO XVI, Ltd	Structure Finance	$43.9	$39.1	8.8%
Quest Software, Inc.	Software	20.8	20.6	4.6%
Keystone Acquisition Corp.	Healthcare	20.4	20.1	4.5%
Premiere Global Services, Inc.	Business Services	23.7	19.8	4.4%
ECI Software Solutions, Inc.	Software	19.9	19.6	4.4%
Global Tel Link Corp.	Telecommunication Services	19.7	19.4	4.4%
OMNIA Partners, Inc.	Business Services	19.9	19.4	4.4%
Help/Systems Holdings, Inc.	Software	19.5	18.8	4.2%
Access CIG, LLC	Business Services	17.4	16.9	3.8%
Lighthouse Network, LLC (f/k/a Harbortouch Payments, LLC)	Financial Intermediaries	15.3	15.3	3.4%
		$220.5	$209.0	46.9%

For a description of the factors relevant to the changes in the value of the above portfolio investments for the year ended December 31, 2018, refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Grading.”

Set forth below are descriptions of the ten largest portfolio investments as of December 31, 2018:

Sound Point CLO XVI, Ltd.

Sound Point CLO XVI, Ltd. is a collateralized loan obligation investing primarily in U.S.-based senior secured loans. As of December 31, 2018, approximately $45.5 million remained outstanding on our investment.

Quest Software, Inc.

Quest Software, Inc. is an infrastructure software provider. They have five main product/service offerings: Platform Management, Information Management, Identity Management, Data Protection, and Endpoint Management. As of December 31, 2018, approximately $6.0 million and $15.0 million remained outstanding on our investment in the first lien notes and second lien notes, respectively.

Keystone Acquisition Corp.

Keystone Acquisition Corp. is a Quality Improvement Organization that is involved in healthcare care management, quality assurance, and cost containment services for providers of physical and behavioral health services. As of December 31, 2018, approximately $7.5 million and $13.0 million remained outstanding on our investment in the first lien notes and second lien notes, respectively.

Premiere Global Services, Inc.

Premiere Global Services, Inc. is a provider of audio conferencing, web-based and video collaboration services. As of December 31, 2018, approximately $14.7 million and $10.0 million remained outstanding on our investment in the first lien notes and second lien notes, respectively.

ECI Software Solutions, Inc.

ECI Software Solutions, Inc. is a global end-to-end provider of enterprise resource planning software to more than 14,200 small- and medium-sized businesses primarily across four end-market verticals (i.e., manufacturing, distribution, field services, and building & construction), with an in-depth manufacturing capability. As of December 31, 2018, approximately $5.0 million and $15.0 million remained outstanding on our investment in the first lien notes and second lien notes, respectively.

Global Tel Link Corp.

Global Tel Link Corp. is a provider of telecom and technology products and services used by inmates, investigators and administrators in the corrections industry. As of December 31, 2018, approximately $3.0 million and $17.0 million remained outstanding on our investment in the first lien notes and second lien notes, respectively.

OMNIA Partners, Inc.

OMNIA Partners, Inc. is a group purchasing organization operating through both the public and private sectors. As of December 31, 2018, approximately $6.0 million and $14.0 million remained outstanding on our investment in the first lien notes and second lien notes, respectively.

Help/Systems Holdings, Inc.

Help/Systems Holdings, Inc. is a provider of a suite of infrastructure software solutions that automate IT operations, secure IT systems and inform key stakeholders for customers worldwide. As of December 31, 2018, approximately $4.0 million and $15.5 million remained outstanding on our investment in the first lien notes and second lien notes, respectively.

Access CIG, LLC

Access CIG, LLC is a records and documents storage firm. As of December 31, 2018, approximately $0.5 million and $16.8 million remained outstanding on our investment in the first lien incremental notes and second lien notes, respectively.

Lighthouse Network, LLC (f/k/a Harbortouch Payments, LLC)

Lighthouse Network, LLC is a non-bank merchant acquirer and integrated point-of-sale service provider that focuses on the small and medium-sized business segment in the U.S. As of December 31, 2018, approximately $3.5 and $12.0 million was outstanding on our first lien notes and second lien notes, respectively.

Competition

Our primary competitors to provide financing to primarily non-public companies include private equity and venture capital funds, other equity and non-equity based investment funds, including other business development companies, and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees

We have no employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse Oxford Funds for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Treasurer, Controller, accounting staff and any administrative support staff. We will also pay the costs associated with the functions performed by our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, where we occupy our office space pursuant to our Administration Agreement with Oxford Funds. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2018 regarding each portfolio company in which we have a debt or equity investment. The general terms of our loans and other investments are described in “Business — Investment Process — Investment Structuring.” We offer to make available significant managerial assistance to our qualified portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 7.53% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(16)(21)	7921 Jones Branch Drive McLean, VA 22102	—	$5,479,773	$5,348,950
Total Aerospace and Defense			$5,479,773	$5,348,950	1.7%

Business Services
Access CIG, Inc.
first lien incremental senior secured notes, 6.46% (LIBOR +3.75%), (0.00% floor) due February 27, 2025(4)(5)(14)(15)(21)	500 Unicorn Park Drive, Suite 503 Woburn, MA 01801	—	$496,250	$481,055
second lien senior secured notes, 10.46% (LIBOR + 7.75%), (0.00% floor) due February 27, 2026(4)(5)(14)(15)(21)			16,858,239	16,446,899

Convergint Technologies, LLC
second lien senior secured notes, 9.27% (LIBOR + 6.75%), (0.75% floor) due February 2, 2026(4)(5)(16)(21)	DG Investment Intermediate Holdings 2, Inc. One Commerce Drive Schaumburg, Illinois 60173	—	1,492,945	1,410,000

Imagine! Print Solutions
second lien senior secured notes, 11.28% (LIBOR + 8.75%), (1.00% floor) due June 21, 2023(4)(5)(16)(21)	1000 Valley Park Drive Minneapolis, MN 55379	—	14,839,700	13,350,000

OMNIA Partners, Inc.
first lien senior secured notes, 6.55% (LIBOR + 3.75%), (0.00% floor) due May 23, 2025(4)(5)(14)(15)(21)	National Intergovernmental Purchasing Alliance Company 840 Crescent Centre Drive, Suite 600 Franklin, TN 37067	—	5,971,918	5,790,900
second lien senior secured notes, 10.30% (LIBOR + 7.50%), (0.00% floor) due May 22, 2026(4)(5)(14)(15)(21)			13,935,939	13,580,000

Premiere Global Services, Inc.
senior secured notes, 9.09% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(14)(15)(21)	3280 Peachtree Rd N.E, Suite 1000 Atlanta, GA 30305	—	13,866,831	11,798,107
second lien senior secured notes, 11.92% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(14)(15)(21)			9,787,854	8,000,000

Verifone Systems, Inc.
first lien senior secured notes, 6.64% (LIBOR + 4.00%), (0.00% floor) due August 20, 2025(4)(5)(6)(15)(21)	One Letterman Drive, Building C, Suite 410 San Francisco, CA 94120	—	6,966,062	6,747,510
second lien senior secured notes, 10.64% (LIBOR + 8.00%), (0.00% floor) due August 20, 2026(4)(5)(15)(21)			7,922,744	7,860,000
Total Business Services			$92,138,482	$85,464,471	27.2%

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See Accompanying Notes.

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Diversified Insurance
AmeriLife Group LLC
first lien senior secured notes, 7.27% (LIBOR + 4.75%), (1.00% floor) due July 10, 2022(4)(5)(6)(16)(21)	2650 McCormick Drive Clearwater, FL 33759	—	$14,891,788	$14,684,001
Total Diversified Insurance			$14,891,788	$14,684,001	4.7%

Education
Edmentum, Inc. (f/k/a Plato, Inc.)
first lien senior secured notes, 7.03% (LIBOR + 4.50%), (1.00% floor) Cash, 4.00% PIK due June 9, 2021(3)(4)(5)(6)(15)(21)	5600 W 83rd St Bloomington, MN 55437	—	$5,860,128	$4,902,884
Total Education			$5,860,128	$4,902,884	1.6%

Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 13.04% (LIBOR + 10.50%), (1.00% floor) due July 5, 2024(4)(5)(21)(22)	100 Throckmorton Street, Suite 1800 Fort Worth, Texas 76102	—	$1,463,325	$1,498,125

Lighthouse Network, LLC (f/k/a Harbortouch Payments, LLC)
first lien senior secured notes, 7.03% (LIBOR + 4.50%), (1.00% floor) due November 30, 2024(4)(5)(6)(15)(21)	2202 North Irving Street Allentown, PA 18109	—	3,450,119	3,430,350
second lien senior secured notes, 11.03% (LIBOR + 8.50%), (1.00% floor) due November 30, 2025(4)(5)(15)(21)			11,894,617	11,910,000
Total Financial Intermediaries			$16,808,061	$16,838,475	5.4%

Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 8.05% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(14)(15)(21)	777 East Park Drive Harrisburg, PA 17111	—	$7,500,602	$7,345,811
second lien senior secured notes, 12.05% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(14)(15)(21)			12,852,264	12,707,500

Viant Medical Holdings Inc.
first lien senior secured notes, 6.55% (LIBOR + 3.75%), (0.00% floor) due July 2, 2025(4)(5)(15)(21)	MedPlast Holdings, Inc. c/o JLL Partners, Inc. 245 Park Avenue, Suite 1601 New York, NY 10167	—	9,975,865	9,812,906
second lien senior secured notes, 10.55% (LIBOR + 7.75%), (0.00% floor) due July 2, 2026(4)(5)(15)(21)			4,953,106	4,850,000

Scribe America, LLC
first lien senior secured notes, 6.88% (LIBOR + 4.50%), (0.00% floor ) due April 3, 2025(4)(5)(16)	ScribeAmerica Intermediate Holdco, LLC 1200 East Las Olas Blvd, Suite 201, Fort Lauderdale, FL 33301		12,374,678	12,203,635
Total Healthcare			$47,656,515	$46,919,852	14.9%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 7.02% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(16)(21)	6525 The Corners Pkwy Suite 520 Norcross, GA 30092	—	$13,199,885	$12,998,899
Total Logistics			$13,199,885	$12,998,899	4.1%

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See Accompanying Notes.

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Printing and Publishing
Merrill Communications, LLC
first lien senior secured notes, 7.78% (LIBOR + 5.25%), (1.00% floor ) due June 01, 2022(4)(5)(6)(15)(21)	One Merrill Circle St. Paul, MN 55108	—	$4,852,862	$4,836,037
Total Printing and Publishing			$4,852,862	$4,836,037	1.5%

Software
ECI Software Solutions
first lien senior secured notes, 7.06% (LIBOR + 4.25%), (1.00% floor ) due September 27, 2024(4)(5)(6)(14)(15)(21)	5455 Rings Road, Suite 400 Dublin, OH, 43017	—	$4,978,040	$4,863,066
second lien senior secured notes, 10.80% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(14)(15)(21)			14,907,907	14,737,500

Help/Systems Holdings, Inc.
first lien senior secured notes, 6.27% (LIBOR + 3.75%), (0.00% floor) due March 28, 2025(4)(5)(14)(16)(21)	6533 Flying Cloud Drive Suite 200 Eden Prairie, MN 55344	—	3,988,911	3,810,850
second lien senior secured notes, 10.27% (LIBOR + 7.75%), (0.00% floor) due March 27, 2026(4)(5)(14)(16)(21)			15,489,645	15,035,000

Quest Software
first lien senior secured notes, 6.78% (LIBOR + 4.25%), (0.00% floor ) due May 16, 2025(4)(5)(14)(15)(21)	One Letterman Drive, Building C, Suite 410 San Francisco, CA 94120	—	5,972,430	5,790,000
second lien senior secured notes, 10.78% (LIBOR + 8.25%), (0.00% floor) due May 18, 2026(4)(5)(14)(15)(21)			14,859,667	14,775,000
Total Software			$60,196,600	$59,011,416	18.8%

Telecommunications Services
Global Tel Link Corp
first lien senior secured notes, 6.96% (LIBOR + 4.25%), (0.00% floor) due November 29, 2025(4)(5)(6)(14)(15)	12021 Sunset Hills Road Suite 100 Reston, VA 20190	—	$2,967,952	$2,898,054
second lien senior secured notes, 10.96% (LIBOR + 8.25%), (0.00% floor) due November 29, 2026(4)(5)(14)(15)			16,704,668	16,490,000
Total Telecommunication Services			$19,672,620	$19,388,054	6.2%

Utilities
CRCI Longhorn Holdings, Inc.
first lien senior secured notes, 5.89% (LIBOR + 3.50%), (0.00% floor) due August 8, 2025(4)(5)(16)(21)	CRCI Longhorn Holdings, Inc. 100 SW Main, Suite 1500 Portland, OR 97204	—	$4,963,660	$4,750,594
second lien senior secured notes, 9.64% (LIBOR + 7.25%), (0.00% floor) due August 10, 2026(4)(5)(14)(16)			7,677,680	7,592,625
Total Utilities			$12,641,340	$12,343,219	3.9%
Total Senior Secured Notes			$293,398,054	$282,736,258	90.0%

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See Accompanying Notes.

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
Structured Finance
Galaxy XXVIII CLO, Ltd.
CLO secured class F notes, 10.82% (LIBOR + 8.48%), due July 15, 2031(4)(5)(11)(12)(15)	c/o MaplesFS Limited P.O. Box 1093 Queensgate House Grand Cayman, KY1-1102, Cayman Islands	—	$927,670	$915,900
Total Structured Finance			$927,670	$915,900	0.3%
Total Collateralized Loan Obligation – Debt Investments			$927,670	$915,900	0.3%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC CLO XI, Ltd.
CLO subordinated notes, estimated yield 16.64% due April 30, 2031(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Queensgate House, Grand Cayman, KY1-1102 Cayman Islands	13.5%	$3,795,529	$2,880,000

AMMC CLO XII, Ltd.
CLO subordinated notes, estimated yield 14.73% due November 10, 2030(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Queensgate House, Grand Cayman, KY1-1102 Cayman Islands	32.3%	6,936,076	4,005,643

Babson CLO Ltd. 2015-I
CLO subordinated notes, estimated yield 17.61% due January 20, 2031(9)(11)(12)(17)	c/o Intertrust SPV (Cayman) Limited, 190 Elgin Avenue George Town Grand Cayman, KY1-9005 Cayman Islands	5.9%	1,919,418	1,476,800

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 23.93% due January 18, 2029(9)(11)(12)(17)	c/o Intertrust SPV (Cayman) Limited, 190 Elgin Avenue George Town Grand Cayman, KY1-9005 Cayman Islands	18.5%	5,671,112	5,378,741

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 13.23% due June 09, 2030(9)(11)(12)(17)	c/o Estera Trust (Cayman) Limited, Clifton House 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 Cayman Islands	51.8%	13,615,944	9,000,000
Cedar Funding VI CLO, Ltd.
CLO subordinated notes, estimated yield 14.92% due October 20, 2028(9)(11)(12)(17)	c/o Appleby Trust (Cayman) Ltd. Clifton House 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 Cayman Islands	20.3%	7,500,748	5,929,000

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 16.09% due October 22, 2031(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square, Grand Cayman, KY1-1102 Cayman Islands	12.8%	6,267,967	4,900,000

(continued on next page)

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COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Galaxy XXVIII CLO, Ltd.
CLO subordinated notes, estimated yield 14.27% due July 15, 2031(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square, Grand Cayman, KY1-1102 Cayman Islands	4.0%	$1,007,080	$655,141

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -20.06% due October 18, 2026(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square, Grand Cayman, KY1-1102 Cayman Islands	11.1%	1,748,206	600,000

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 11.72% due October 20, 2029(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square, Grand Cayman, KY1-1102 Cayman Islands	16.8%	9,169,698	6,409,660

KVK CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 8.02% due January 15, 2026(9)(10)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	33.5%	1,515,422	—

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 14.00% due January 22, 2028(9)(11)(12)(17)	c/o Appleby Trust (Cayman) Ltd. Clifton House 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 Cayman Islands	11.9%	5,284,799	5,259,825

Octagon Investment Partners 38, Ltd.
CLO subordinated notes, estimated yield 17.33% due July 20, 2030(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	7.3%	4,510,614	4,150,000

Regatta V Funding, Ltd.
CLO subordinated notes, estimated yield 48.27% due October 25, 2026(9)(10)(11)(12)(17)(23)	c/o Appleby Trust (Cayman) Ltd. Clifton House 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 Cayman Islands	5.5%	—	90,000

Sound Point CLO XVI, Ltd.
CLO subordinated notes, estimated yield 15.86% due July 25, 2030(9)(11)(12)(14)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	58.3%	43,936,431	39,130,000

Steele Creek CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 24.11% due August 21, 2031(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	10.6%	3,561,059	3,597,500

(continued on next page)

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COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield 11.99% due July 17, 2026(9)(11)(12)(17)	c/o Appleby Trust (Cayman) Ltd. Clifton House 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 Cayman Islands	30.4%	$9,345,851	$5,201,204

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 17.80% due January 17, 2030(9)(11)(12)(17)	c/o Appleby Trust (Cayman) Ltd. Clifton House 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 Cayman Islands	28.4%	7,511,448	5,961,705

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 20.93% due April 17, 2028(9)(11)(12)(14)(17)	c/o Appleby Trust (Cayman) Ltd. Clifton House 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 Cayman Islands	80.1%	18,995,759	14,284,910

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 15.18% due August 28, 2029(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	4.2%	1,581,371	1,075,000

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 17.68% due April 15, 2027(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	8.6%	4,167,706	3,259,209

Venture XX, Ltd.
CLO subordinated notes, estimated yield 19.72% due April 15, 2027(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	5.9%	2,236,677	1,770,000

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 15.12% due January 20, 2029(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	30.3%	12,009,373	8,219,750

West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 10.67% due July 18, 2026(9)(11)(12)(17)	c/o Appleby Trust (Cayman) Ltd. Clifton House 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 Cayman Islands	18.3%	6,345,384	3,700,000

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield 4.34% due January 15, 2024(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square, Grand Cayman, KY1-1102 Cayman Islands	14.1%	4,588,025	2,355,647

(continued on next page)

See Accompanying Notes.

COMPANY/INVESTMENT(1)	ADDRESS OF PORTFOLIO COMPANY	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 19.71% due July 15, 2029(9)(11)(12)(17)	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	20.2%	$8,060,334	$6,720,000

CLO Equity Side Letter Related Investments(11)(12)(13)			125,000	834,740
Total Structured Finance			$191,407,031	$146,844,475	46.7%
Total Collateralized Loan Obligation – Equity Investments			$191,407,031	$146,844,475	46.7%

Common Stock
IT Consulting	177 Sentry Parkway West
Unitek Global Services, Inc.	Gywnedd Hall, Suite 302
common equity(7)	Blue Bell, PA 19422	8.7%	$684,960	$149,303
Total IT Consulting			$684,960	$149,303	0.0%
Total Common Stock			$684,960	$149,303	0.0%

Preferred Equity
IT Consulting	177 Sentry Parkway West
Unitek Global Services, Inc.	Gywnedd Hall, Suite 302
Series A Super Senior Preferred Stock(7)	Blue Bell, PA 19422	14.9%	$2,001,636	$2,161,767
Series A Senior Preferred Equity(7)		14.9%	2,762,421	3,963,240
Series A Preferred Equity(7)		11.1%	3,677,000	8,217,887
Total IT Consulting			$8,441,057	$14,342,894	4.6%
Total Preferred Equity			$8,441,057	$14,342,894	4.6%

Other Investments
Software
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”) Earnout payments(7)(18)	130 Taconic Business Park Road Manchester Center, VT 05255	—	500,000	—
Total Software			$500,000	$—	0.0%
Total Other Investments			$500,000	$—	0.0%

Total Investments in Securities(8)			$495,358,772	$444,988,830	141.6%

Cash Equivalents
First American Government Obligations Fund(19)			$13,905,059	$13,905,059
Total Cash Equivalents			$13,905,059	$13,905,059	4.4%
Total Investments in Securities and Cash Equivalents			$509,263,831	$458,893,889	146.0%

____________

(1)	Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Portfolio includes $5,907,089 of principal amount of debt investments which contain a PIK provision at December 31, 2018.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
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(7)	Non-income producing at the relevant period end.
(8)	Aggregate gross unrealized appreciation for federal income tax purposes is $11,843,742; aggregate gross unrealized depreciation for federal income tax purposes is $69,559,109. Net unrealized depreciation is $57,715,367 based upon a tax cost basis of $502,704,197.
(9)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(10)	The CLO equity investment was optionally redeemed. Refer to “Note 3. Summary of Significant Accounting Policies” in the notes to our consolidated financial statements.
(11)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, the Company held qualifying assets that represented 68% of its total assets.
(12)	Investment not domiciled in the United States.
(13)	Fair value represents discounted cash flows associated with fees earned from CLO equity investments.
(14)	Aggregate investments represent greater than 5% of net assets.
(15)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.
(16)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.
(17)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(18)	Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).
(19)	Represents cash equivalents held in money market accounts as of December 31, 2018.
(20)	The fair value of the investment was determined using significant unobservable inputs. See “Note 4. Fair Value.”
(21)	All or a portion of this investment represents collateral under the OXSQ Facility.
(22)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 60-day LIBOR.
(23)	This investment represents our percent ownership in certain equity securities transferred to OXSQ upon the redemption of this investment on October 25, 2018.

Set forth below is a brief description of each portfolio company representing greater than 5% of the total assets as of December 31, 2018.

Sound Point CLO XVI, Ltd. is a collateralized loan obligation investing primarily in U.S.-based senior secured loans.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly, or more frequently if required under the 1940 Act. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors, based on, among other things, the input of the Adviser, the Valuation Committee and third-party valuation firms (each, a “Third-Party Valuation Firm”) engaged at the direction of the Board of Directors.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis. Our investments are valued in accordance with written valuation procedures, which are approved by our Board of Directors and are in compliance with Section 2(a)(41) of the 1940 Act.

Our Board of Directors is ultimately and solely responsible for determining, in good faith, the fair value of our portfolio investments on a quarterly basis. In connection with that determination, members of Oxford Square Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements, forecasts and other relevant financial information and recommend a valuation to the Valuation Committee with respect to each portfolio company. Since March 2004, we have engaged Third-Party Valuation Firms to provide assistance in valuing our bilateral investments and certain of our syndicated loans, although our Board of Directors ultimately determines the appropriate valuation of each such investment. The frequency of when a Third-Party Valuation Firm will provide such assistance with respect to an investment is dependent upon the credit rating of such investment.

We apply fair value accounting in accordance with the principles underlying ASC 820-10. Our quarterly valuation procedures are set forth in more detail in our written valuation procedures and are summarized below:

(1)  Securities and futures contracts for which the primary market is on an exchange, other than options, are valued at the last closing price on such exchange prior to or on the day of valuation. Options for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there is no last sale price on such day, at the mean of the bid and asked prices on such day or the last bid price on such day in the absence of an asked price.

(2)  Public securities or equity securities of public companies issued in a private placement that are traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act, for which the primary market is believed by the Adviser to be over-the-counter, are valued by an independent pricing service or by taking the average of one or more prices provided by principal market makers, primary market dealers or primary dealers (each, a “Pricing Source”).

(3)  Debt securities purchased with remaining maturities of 60 days or less are generally be valued at cost with interest accrued or discount amortized to the date of maturity or in such other manner consistent with market practice and recognized under generally accepted accounting principles.

(4)  Fee letters are valued based on discounting expected cash flows over their expected life using a spread over a market benchmark as determined by reference to the seniority of the fee in the capital structure.

(5)  Where readily available and a Pricing Source has shown by reputation or performance to be generally accurate, all other securities are initially priced by a Pricing Source. However, for any such security for which reliable market quotations are not readily available and for which the Pricing Source does not provide a valuation or methodology, or provides a valuation or methodology that in the judgment of the Adviser or Board of Directors does not represent fair value, or where in the judgement of the Adviser, the Company is in possession of more accurate or current market information (“Fair Value Securities”), are each be valued as follows: (i) for Bilateral Investment Securities (as defined below) that, when combined with all other investments in the same portfolio company, (a) have a value as of the previous quarter of greater than or equal to 2.5% of the Company’s total assets as of the previous quarter and (b) have a value as of the current quarter of greater than or equal to 2.5% of the Company’s total assets, after taking into account any repayment of principal during the current quarter, by one or more Third-Party Valuation Firms approved by the Board of Directors or (ii) by the Adviser; provided, that (x) the Board of Directors ultimately determines, in good faith, the fair value of the Fair Value Securities after review of the valuations prepared by the Third-Party Valuation Firms and the Adviser, respectively, and (y) the Adviser retains the authority to seek, on behalf of the Company, third-party valuations of any Fair Value Securities, regardless of whether such third-party valuations are required. The term “Bilateral Investment Securities” means debt and equity investments directly negotiated between the Company and a portfolio company, but excludes syndicated loans (i.e., corporate loans arranged by an agent on behalf of a company, portions of which are held by multiple investors in addition to OXSQ).

The recommendation of fair value prepared by the Third-Party Valuation Firms or the Adviser is based on a variety of factors, as applicable in the judgment of the Third-Party Valuation Firms or the Adviser.

Determinations in Connection with Offerings

In connection with any offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof will consider the following factors, among others, in making such determination:

•     the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•     our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•     the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of OXSQ as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee, a Nominating and Corporate Governance Committee, a Valuation Committee, and a Compensation Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding our Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	54	Chief Executive Officer and Director	2003	2021
Charles M. Royce	79	Director	2003	2020
Independent Directors
Steven P. Novak	71	Chairman of the Board and Director	2003	2020
Richard W. Neu	63	Director	2016	2019
George Stelljes III	57	Director	2016	2021

The address for each of our directors is c/o Oxford Square Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Saul B. Rosenthal	50	President and Chief Operating Officer
Bruce L. Rubin	59	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	63	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Cohen is an “interested person” of OXSQ as defined in the 1940 Act due to his position as Chief Executive Officer of OXSQ and Oxford Square Management, OXSQ’s investment adviser, and as the managing member of Oxford Funds, the managing member of Oxford Square Management. Mr. Royce is an interested person due to his ownership of a minority, non-controlling interest in Oxford Square Management. Mr. Royce is also a non-managing member of Oxford Lane Management, LLC.

Jonathan H. Cohen has served as Chief Executive Officer of both OXSQ and Oxford Square Management, and as the managing member of Oxford Funds, since 2003. Mr. Cohen has also served as Chief Executive Officer and Director of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and as Chief Executive Officer of Oxford Lane Management, since 2010. Mr. Cohen has also served since 2015 as the Chief Executive Officer of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, and, since October 2018, Oxford Bridge II, LLC, both private investment funds. Mr. Cohen has also served since November, 2018 as Chief Executive Officer at Oxford Gate Management, LLC, the investment advisor to Oxford Gate Master Fund, LLC, a private fund. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Charles M. Royce currently serves as Chairman of the Board of Managers of Royce & Associates, LLC. Prior to 2017, Mr. Royce served as Chief Executive Officer of Royce & Associates, LLC since 1972. He also manages or co-manages eight of Royce & Associates, LLC’s open- and closed-end registered funds. Mr. Royce serves on the Board of Trustees of The Royce Funds. Mr. Royce’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as a member of our Board of Directors.

Independent Directors

The following directors are not “interested persons” of OXSQ, as defined in the 1940 Act.

Steven P. Novak currently serves as Chairman of the Board of Directors and Chief Executive Officer of Quisk, Inc. an early stage mobile payments company, and is the Founder and former Chairman of the Board of Directors of Mederi Therapeutics Inc., an early stage medical device company. Until July 2010, Mr. Novak also served on the Board of Directors of CyberSource Corporation, an Internet based payments processor company, where he served as the Lead Independent Director and Chairman of the Nominating Committee, having formerly chaired its Audit committee. Mr. Novak previously served as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund, from July 2002 until July 2009. Mr. Novak received a Bachelor of Science degree from Purdue University and an M.B.A. from Harvard University. A Chartered Financial Analyst, Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies qualifies him to serve as chairman of our Board of Directors and provides our Board of Directors with particular technology-related knowledge and the perspective of a knowledgeable corporate leader.

Richard W. Neu currently serves on the board of directors, including on the audit committee, the compensation committee and as a lead director, of Tempur Sealy International, Inc., a manufacturer of mattresses and bedding products. Mr. Neu also currently serves on the board of directors, as chair of the audit committee and as a member of the executive committee of Huntington Bancshares Incorporated, a bank holding company. Until the sale of the company in 2012, he was the lead director and a member of the audit committee and governance committee of Dollar Thrifty Automotive Group, Inc., a car rental business, having served as the chairman of the Dollar Thrifty board of directors from 2010 through 2011. Mr. Neu also served as a director of MCG Capital Corporation, a business development company, from 2007 until its sale in 2015, and during this period served as chairman of the board from 2009 to 2015 and as Chief Executive Officer from November 2011 to November 2012. Mr. Neu served from 1985 to 2004 as Chief Financial Officer of Charter One Financial, Inc., a major regional bank holding company, and a predecessor firm, and as a director of Charter One Financial, Inc. from 1992 to August 2004. Mr. Neu previously worked for KPMG as a senior audit manager. Mr. Neu received a B.B.A. from Eastern Michigan University with a major in accounting. Mr. Neu was selected to serve as a director on our board of directors due to his extensive knowledge and experience handling complex financial and operational issues through his service as both a director and executive officer of a variety of public companies.

George “Chip” Stelljes III is currently the managing partner of St. John’s Capital, LLC, a vehicle used to make private equity investments. From 2001 to 2013, Mr. Stelljes held various senior positions with the Gladstone Companies, including serving as the chief investment officer, president and a director of Gladstone Capital Corporation and Gladstone Investment Corporation, both of which are business development companies, of Gladstone Commercial Corporation, a real estate investment trust, and of their registered investment adviser, Gladstone Management Corporation. From 1999 to 2001, Mr. Stelljes was a managing member of Camden Partners, a private equity firm which finances high growth companies in communications, education, healthcare and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied Capital companies. From 2001 through 2012, Mr. Stelljes served as a general partner and investment committee member of Patriot Capital and Patriot Capital II, which are private equity funds. Mr. Stelljes currently serves on the board of directors of Intrepid Capital Corporation, an asset management firm. Mr. Stelljes is also currently the chairman of the board of directors of The 504 Fund, a closed-end investment company that operates as an interval fund. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University. Mr. Stelljes was selected to serve as a director on our board of directors due to his more than twenty-five years of experience in the investment analysis, management, and advisory industries.

Executive Officers Who Are Not Directors

Saul B. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of OXSQ and Oxford Square Management, and is a member of Oxford Funds. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served since 2015 as President of Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC, and since October 2018, Oxford Bridge II, LLC, both private investment funds. Mr. Rosenthal has also served since November 2018 as President at Oxford Gate Management, LLC, the investment advisor to Oxford Gate Master Fund, LLC, a private fund. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc., and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

Bruce L. Rubin has served as the Company’s Controller since 2005, the Company’s Senior Vice President and Treasurer since 2009, the Company’s Chief Accounting Officer since August 2015 and the Company’s Chief Financial Officer and Secretary since August 2015. Mr. Rubin has also served as Oxford Lane Capital Corp.’s Chief Financial Officer and Secretary since August 2015, and as its Treasurer and Controller since its initial public offering in 2011. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, LLC, Oxford Square Management, Oxford Funds, Oxford Bridge Management, LLC and Oxford Gate Management, LLC. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as the Company’s Chief Compliance Officer since June 2015 pursuant to an agreement between the Company and Alaric Compliance Services, LLC, a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Square Management, Oxford Lane Capital Corp., Oxford Lane Management, LLC, Oxford Funds LLC, Oxford Bridge Management, LLC and since 2018 Oxford Gate Management, LLC. Mr. Cummins has been a Director of Alaric Compliance Services, LLC since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm. Prior to joining Alaric Compliance Services, LLC, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the Chief Operating Officer and the Chief Compliance Officer for BroadArch Capital and from 2009 to 2011 the Chief Financial Officer and Chief Compliance Officer to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management, where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC, shall be considered to be independent if he or she is not an “interested person” of OXSQ, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen, as a result of his position as our Chief Executive Officer, and Charles M. Royce, as a result of his ownership of a minority, non-controlling interest in our investment adviser, Oxford Square Management.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of OXSQ, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to OXSQ. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers, and approves the engagement, and reviews the performance, of our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. On March 1, 2016, Mr. Novak was appointed as the Chairman of our Board of Directors. Mr. Novak is not an “interested person” of OXSQ as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies qualifies him to serve as the Chairman of our Board of Directors and provides our Board with particular technology-related knowledge and the perspective of a knowledgeable corporate leader. We believe that we are best served through this existing leadership structure, as Mr. Novak encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose with respect to the Company.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Valuation Committee, Nominating and Corporate Governance Committee, and Compensation Committee, all of which are comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its four standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Valuation Committee, the Nominating and Corporate Governance Committee, and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement, and, to the extent that we may compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of OXSQ and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of OXSQ and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if certain requirements are met) immediately after each time we incur indebtedness, we generally cannot invest in assets that are not “qualifying assets” unless at least 70% of our gross assets consist of “qualifying assets” immediately prior to such investment, and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established a standing Audit Committee, Valuation Committee, Nominating and Corporate Governance Committee, and Compensation Committee. During 2018, our Board of Directors held six Board meetings, four Audit Committee meetings, four Valuation Committee meetings, one Nominating and Corporate Governance meeting, and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, copy of which is available on our website at www.oxfordsquarecapital.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules promulgated by the NASDAQ Global Stock Market. Our Board of Directors has determined that Mr. Novak and Neu are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Messrs. Novak, Neu and Stelljes each meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are each not an “interested person” of OXSQ as defined in Section 2(a)(19) of the 1940 Act. Mr. Neu currently serves as Chairman of the Audit Committee. The Audit Committee met on four occasions during 2018.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.oxfordsquarecapital.com. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, monitoring and making recommendations to the Board of Directors on matters of Company policies and practices relating to corporate governance and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules promulgated by the NASDAQ Global Stock Market. Mr. Neu currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met on one occasion during 2018.

The Nominating and Corporate Governance Committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating director nominees, the members of the Nominating and Corporate Governance Committee consider the following factors:

•     the appropriate size and composition of our Board of Directors;

•     whether or not the person is an “interested person” of OXSQ as defined in Section 2(a)(19) of the 1940 Act;

•     the knowledge, skills and experience of nominees in light of our business and strategic direction and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•     familiarity with business matters;

•     experience with accounting rules and practices;

•     the desire to complement the considerable benefit of continuity with the benefit of diverse view points and perspectives (such as gender, race, national origin and education); and

•     all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to OXSQ a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the Nominating and Corporate Governance Committee may also consider such other factors as they may deem are in the best interests of OXSQ and its stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of the benefits of diverse perspectives. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the Nominating and Corporate Governance Committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. However, in determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as gender, race, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of OXSQ and the interest of its stockholders.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. Our portfolio investments are generally not publicly traded securities. As a result, there is no readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee. The Valuation Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of OXSQ as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Stelljes currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during 2018.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.oxfordsquarecapital.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our Board of Directors the Investment Advisory Agreement and the Administration Agreement. The Compensation Committee is also responsible for reviewing and approving the compensation of the Independent Directors, including the Chairman of the Board of Directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of OXSQ as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Novak serves as Chairman of the Compensation Committee. The Compensation Committee met one time during 2018.

Communication with the Board of Directors

Stockholders with questions about OXSQ are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Oxford Square Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors, as appropriate.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director and employee of OXSQ. Our code can be accessed via our website at www.oxfordsquarecapital.com; the contents of which shall not be deemed to be a part of this prospectus. We intend to disclose amendments to or waivers from a required provision of the code on Form 8-K. We intend to disclose any substantive amendments to, or waivers from, this code of ethics within four business days of the waiver or amendment through a posting on our website.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	N/A	N/A	N/A
Charles M. Royce	N/A	N/A	N/A
Independent Directors
Steven P. Novak	$163,000	—	$163,000
Richard W. Neu	$143,000	—	$143,000
George Stelljes III	$135,500	—	$135,500

____________

(1)  For a discussion of the independent directors’ compensation, see below.

(2)  We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Each independent director receives an annual fee of $90,000. The Chairman of the Board of Directors receives an additional annual fee of $30,000 for his service as Chairman of the Board of Directors. In addition, the independent directors receive $4,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting, $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Audit Committee meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Nominating and Corporate Governance Committee meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Compensation Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000 for his service as chair of the Audit Committee. The Chairman of the Valuation Committee also receives an additional annual fee of $7,500 for his service as chair of the Valuation Committee. The Chairman of the Nominating and Corporate Governance Committee also receives an additional annual fee of $5,000 for his service as chair of the Nominating and Corporate Governance Committee. The Chairman of the Compensation Committee also receives an additional annual fee of $5,000 for his service as chair of the Compensation Committee. No compensation was paid to directors who are interested persons of OXSQ as defined in the 1940 Act.

Compensation of Executive Officers

None of our officers receive direct compensation from OXSQ. As a result, we do not engage any compensation consultants. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in Oxford Funds, the managing member of Oxford Square Management, are entitled to a portion of any profits earned by Oxford Square Management, which includes any fees payable to Oxford Square Management under the terms of our Investment Advisory Agreement, less expenses incurred by Oxford Square Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Square Management in connection with the management of our portfolio.

The compensation of our Chief Financial Officer and Corporate Secretary is paid by our administrator, Oxford Funds, LLC, subject to reimbursement by us of an allocable portion of such compensation for services rendered by our Chief Financial Officer and Corporate Secretary to OXSQ. The allocable portion of such compensation that is reimbursed to Oxford Funds, LLC, by us is based on an estimate of the time spent by our Chief Financial Officer and Corporate Secretary and other administrative personnel in performing their respective duties for us in accordance with the Administration Agreement. For the fiscal year ended December 31, 2018, we accrued approximately $0.9 million for the allocable portion of compensation expenses incurred by Oxford Funds, LLC, on our behalf for our Chief Financial Officer, our Treasurer and Controller, and other administrative support personnel, pursuant to our Administration Agreement with Oxford Funds, LLC. Mr. Cummins is a Director of Alaric Compliance Services, LLC, and performs his functions as our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services, LLC. For the fiscal year ended December 31, 2018, we accrued approximately $121,000 for the fees paid to Alaric Compliance Services, LLC.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of Oxford Square Management, and our investment adviser’s investment committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, Saul B. Rosenthal, our President and Chief Operating Officer, and Darryl M. Monasebian, the Executive Vice President of Oxford Square Management. Our investment adviser’s Investment Committee must approve each new investment that we make. The members of our investment adviser’s Investment Committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of Oxford Funds, the managing member of Oxford Square Management, are entitled to a portion of any investment advisory fees paid by OXSQ to Oxford Square Management.

Because Oxford Square Management currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to Oxford Square Management’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by affiliates of Oxford Square Management on the other. However, Mr. Cohen serves as Chief Executive Officer and Mr. Rosenthal serves as President of Oxford Lane Capital Corp., a registered closed-end fund. Oxford Funds is the managing member of Oxford Lane Management, the investment adviser for Oxford Lane Capital Corp. In addition, Charles M. Royce, a member of our Board of Directors, is a non-managing member of Oxford Lane Management. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Oxford Funds is the managing member of each of Oxford Bridge Management, LLC and Oxford Gate Management, LLC. As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage Oxford Lane Capital Corp., the Oxford Bridge Funds and the Oxford Gate Funds, respectively, on the other hand.

Set forth below is additional information regarding the additional entities that are managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets(1)
Oxford Lane Capital Corp.	Registered closed-end fund	Debt and equity investments in CLO vehicles and other structured corporate debt	$490.2 million
The Oxford Bridge Funds	Private investment funds	Debt equity investments in CLO vehicles and other structured corporate debt	$280.6 million
The Oxford Gate Funds	Private investment funds	Debt equity investments in CLO vehicles and other structured corporate debt	$32.4 million

____________

(1)  Total assets are approximate and are calculated as of December 31, 2018, rounded to the nearest million.

Investment Personnel

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. We consider Messrs. Cohen and Rosenthal, who are the members of our investment adviser’s Investment Committee, to be our portfolio managers.

The table below shows the dollar range of shares of common stock owned by each of our portfolio managers as of March 21, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Square Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

____________

(1)  Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

(2)  The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.36 on March 21, 2019 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

The following information pertains to the members of Oxford Square Management’s investment team who are not executive officers of OXSQ:

Darryl Monasebian.    Mr. Monasebian is the Executive Vice President and head of risk and portfolio management of Oxford Square Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Prior to joining Oxford Square Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that he was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

Debdeep Maji.    Mr. Maji is a Senior Managing Director of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Kevin P. Yonon.    Mr. Yonon is a Managing Director of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka.    Mr. Kupka is a Principal of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Previously, he worked as a risk analyst for First Equity Card Corporation. Mr. Kupka received a B.S. in Mechanical Engineering from the University of Pennsylvania.

Gannon McCaffery.    Mr. McCaffery is the Head of Business Development for Oxford Funds, LLC. Previously, Mr. McCaffery was a Vice President at Goldman Sachs in the Investment Management Division where he marketed and traded Collateralized Loan Obligations for clients of Private Wealth Management. Before joining Goldman Sachs, he worked as a Vice President at Barclays Capital and Deutsche Bank Securities in various sales roles. He began his career at Lehman Brothers as an Analyst in Collateralized Debt Obligation sales. Mr. McCaffery received a B.A. in Economics from the University of Virginia.

Hooman Banafsheha.    Mr. Banafsheha is a Vice President of Oxford Square Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Previously, Mr. Banafsheha was a Vice President in the Finance division of Goldman Sachs. Prior to joining Goldman Sachs, he was a Senior Consultant at Deloitte. Mr. Banafsheha received a B.S. in Business Administration with a concentration in Finance from the State University of New York, University at Albany, where he graduated magna cum laude. Mr. Banafsheha has also attained the Charted Alternative Investment Analyst (CAIA) designation.

Mark Shohet.    Mr. Shohet is a Senior Associate of Oxford Square Management, and holds that same position with Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, LLC, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Previously, Mr. Shohet was a Manager in the Structured Finance Transactions group at Ernst and Young.

Mr. Shohet received a B.S. in Finance and Accounting from the Robert H. Smith School of Business at the University of Maryland, where he graduated magna cum laude, and an M.B.A. from Columbia Business School. Mr. Shohet is also a CFA Charterholder.

Jeff Boccuzzi.    Mr. Boccuzzi is a Senior Associate of Oxford Square Management, and holds that same position with Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Previously, Mr. Boccuzzi was a Manager in the Middle Office Operations group at AIG Asset Management. He received a B.S. in Business Management from the University of Connecticut and is a Level III Chartered Financial Analyst (CFA) Candidate.

John A. Grib.    Mr. Grib is a Middle Office Analyst for Oxford Square Management, and holds that same position with Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Previously, Mr. Grib served on the Global Capital Markets team at BNP Paribas as well as in the Institutional Securities Group at Morgan Stanley. He received a B.S. in Finance & Real Estate from Syracuse University.

Compensation

None of Oxford Square Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in Oxford Funds, the managing member of Oxford Square Management, are entitled to a portion of any profits earned by Oxford Square Management, which includes any fees payable to Oxford Square Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Square Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Square Management in connection with the management of our portfolio. The compensation paid by Oxford Square Management to its other investment personnel includes: (i) annual base salary and (ii) portfolio-based performance award.

INVESTMENT ADVISORY AGREEMENT

Management Services

Oxford Square Management serves as our investment adviser. Oxford Square Management is registered as our investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, Oxford Square Management manages our day-to-day operations of, and provides investment advisory services to us. Under the terms of our Investment Advisory Agreement with Oxford Square Management, Oxford Square Management:

•     determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•     identifies, evaluates and negotiates the structure of the investments we make;

•     closes, monitors and services the investments we make; and

•     determines what securities we will purchase, retain or sell.

Oxford Square Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Oxford Square Management has agreed that, during the term of its Investment Advisory Agreement with us, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to middle-market companies similar to those we target.

Management Fee

We pay Oxford Square Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to Oxford Square Management and any incentive fees earned by Oxford Square Management are ultimately borne by our common stockholders. We are not currently invested in swaps or other derivatives. To the extent the Company enters into any swaps or derivatives in the future, for purposes of computing the capital gains incentive fee, the Company will become entitled to a capital gains incentive fee only upon the termination or disposition of a swap or derivative, at which point all net gains and losses of the underlying loans constituting the reference assets of the swap or derivative will be realized. For purposes of computing the incentive fee on income, Oxford Square Management would not be entitled to an incentive fee on income with respect to a swap or derivative. Any unrealized appreciation on such swap or derivative would be reflected in total assets on the Company’s consolidated balance sheet and included in the computation of the base management fee.

While the Company’s Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the AICPA Technical Practice Aid for investment companies, we accrue capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though the Company is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of a swap or derivative, less the total amount of cash collateral posted by the counterparty under such swap or derivative, as a senior security for the life of that instrument. We may, however, accord different treatment to such swap or derivative in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, we will treat each loan underlying a swap or derivative as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. A swap or derivative would be disclosed as a portfolio company on our schedule of investments. We may, however, accord different treatment to such swap or derivative in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is currently calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of OXSQ gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by OXSQ in connection with any share or debt issuances until such proceeds have been invested in accordance with OXSQ’s investment objectives). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets have decreased during the quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts: net investment income incentive fee and capital gains incentive fee. The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that OXSQ has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that OXSQ receives from portfolio companies) accrued during the calendar quarter, minus OXSQ’s operating expenses accrued during the calendar quarter (including the Base Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. “Pre-Incentive Fee Net Investment Income” does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of Oxford Square Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

From January 1, 2005 through March 31, 2016, the “Pre-Incentive Fee Net Investment Income,” which was expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%.

Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to Oxford Square Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by OXSQ’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. There is no accumulation of amounts from quarter to quarter for the “Preferred Return Amount,” and accordingly there is no clawback of amounts previously paid to Oxford Square Management if the “Pre-Incentive Fee Net Investment Income” for subsequent quarters is below the quarterly “Preferred Return Amount,” and there is no delay of payment of incentive fees to Oxford Square Management if the “Pre-Incentive Fee Net Investment Income” for prior quarters is below the quarterly “Preferred Return Amount” for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, which provides that a net investment income incentive fee will not be payable to Oxford Square Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by Oxford Square Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consist of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized capital gains and unrealized capital depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized capital appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Quarterly Hurdle rate = 1.75%

Management fee(1) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income
(investment income - (management fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.50%

Quarterly Hurdle rate = 1.75%

Management fee(1) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income
(investment income - (management fee + other expenses)) = 1.925%

Incentive fee = 100% * Pre-Incentive Fee Net Investment Income in excess of the hurdle rate but less than 2.1875% and 20% of any Pre-Incentive Fee Net Investment Income thereafter.

=100% * (1.925% - 1.75%)
=100% * 0.175%
= 0.175%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate but is less than 2.1875%. Therefore the income-related incentive fee is 0.175%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%

Quarterly Hurdle rate = 1.75%

Management fee(1) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income
(investment income - (management fee + other expenses)) = 3.425%

Incentive fee = 100% * Pre-Incentive Fee Net Investment Income in excess of the hurdle rate but less than 2.1875% and 20% of any Pre-Incentive Fee Net Investment Income thereafter.

=100% * (2.1875% - 1.75%) + 20% * (3.425% - 2.1875%)
=100% * 0.4375% + 20% * 1.2375%
= 0.4375% + 0.2475%
= 0.685%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate and 2.1875%. Therefore the income-related incentive fee is 0.685%.

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(1)  Represents 1.50% annualized management fee.

Example 2: Capital Gains Portion of Incentive Fee (*)

Capital Gains Incentive Fee = 20% × Incentive Fee Capital Gains (i.e., our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year)

Assumptions:

•     Year 1 = no realized capital gains or losses

•     Year 2 = 9% realized capital gains, 0% realized capital losses, 1% unrealized depreciation and 0% unrealized appreciation

•     Year 3 = 12% realized capital gains, 0% realized capital losses, 2% unrealized depreciation and 2% unrealized appreciation

Year 1 incentive fee	• Total Incentive Fee Capital Gains = 0
• No capital gains incentive fee paid to Oxford Square Management in Year 1
Year 2 incentive fee	• Total Incentive Fee Capital Gains = 8%
(9% realized capital gains less 1% unrealized depreciation)
• Total capital gains incentive fee paid to Oxford Square Management in Year 2
= 20% × 8%
= 1.6%
Year 3 incentive fee	• Total Incentive Fee Capital Gains = 10%
(12% realized capital gains less 2% unrealized depreciation; unrealized appreciation has no effect)
• Total capital gains incentive fee paid to Oxford Square Management in Year 3
= 20% × 10%
= 2%

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(*)  The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

Payment of our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Advisory Agreement and the allocable portion of overhead and other expenses incurred by Oxford Funds in performing its obligations under the Administration Agreement. Our investment management fee compensates Oxford Square Management for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•     expenses of offering our debt and equity securities;

•     the investigation and monitoring of our investments, including expenses and travel fees incurred in connection with investment due diligence and on-site visits;

•     the cost of calculating our net asset value;

•     the cost of effecting sales and repurchases of shares of our common stock and other securities;

•     management and incentive fees payable pursuant to the Investment Advisory Agreement;

•     fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•     transfer agent, trustee and custodial fees;

•     interest payments and other costs related to our borrowings;

•     fees and expenses associated with our website, public relations and marketing efforts (including attendance at industry and investor conferences and similar events);

•     federal and state registration fees;

•     any exchange listing fees;

•     federal, state and local taxes;

•     independent directors’ fees and expenses, including travel expenses, and other costs of Board of Directors’ meetings and other costs associated with the performance of independent directors’ responsibilities;

•     brokerage commissions;

•     costs of preparing and mailing proxy statements, stockholders’ reports and notices, including annual proxy solicitations and shareholder meetings;

•     costs of preparing government filings, including periodic and current reports with the SEC;

•     fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•     costs associated with the functions performed by our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services; and

•     direct costs such as printing, mailing, long distance telephone, staff, rent, independent audits and outside legal costs and all other expenses incurred by either Oxford Funds or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Oxford Funds in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation and related expenses of our Chief Financial Officer, our accounting support staff and other administrative support personnel. Related expenses include but are not limited to employee benefit costs, payroll taxes and travel and training expenses. The costs associated with the functions performed by our Chief Compliance Officer are paid directly by us pursuant to the terms of an agreement between the Company and Alaric Compliance Services, LLC.

All of these expenses are ultimately borne by our common stockholders.

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and related expenses of such personnel allocable to such services, will be provided and paid for by Oxford Funds, the investment adviser’s managing member.

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks relating to our business and structure — We are dependent upon Oxford Square Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, Oxford Square Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation Oxford Funds, are entitled to indemnification from OXSQ for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Oxford Square Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser of OXSQ.

Organization of the Investment Adviser

Oxford Square Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. Oxford Funds, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. The principal address of Oxford Square Management and of Oxford Funds is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Charles M. Royce, a member of our Board of Directors, has a minority, non-controlling interest in Oxford Square Management. Mr. Royce has agreed to make himself or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement was included in our proxy statement filed with the Securities and Exchange Commission on June 26, 2018.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, Oxford Funds furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Oxford Funds also performs, or oversees the performance of our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Oxford Funds assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by Oxford Funds in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, our Treasurer, our Controller, our accounting staff and other administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, Oxford Funds and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from OXSQ for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Oxford Funds’ services under the Administration Agreement or otherwise as administrator for OXSQ.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our shares of common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•     A citizen or individual resident of the U.S.;

•     A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•     A trust if a court within the U.S. is asked to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust; or

•     An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•     A nonresident alien individual;

•     A foreign corporation; or

•     An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2003 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our

“investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, or “Annual Distribution Requirement.”

Taxation as a Regulated Investment Company

If we:

•     qualify as a RIC; and

•     satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax, or “Excise Tax Avoidance Requirement.” We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•     continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•     derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or “90% Income Test;” and

•     diversify our holdings so that at the end of each quarter of the taxable year:

•     at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•     no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or “Diversification Tests.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. In addition, we may be required to accrue for U.S. federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited to make distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

We have purchased and may in the future purchase residual or subordinated interests in CLOs that are treated for U.S. federal income tax purposes as shares in a PFIC. We may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may elect mark-to-market treatment for a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder (as defined below) of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. However, no guaranty can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test to the extent that we do not receive timely distributions of such income from the CLO. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If these regulations are finalized, we will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of stockholders taxed at individual rates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. stockholder is treated as having paid exceeds the amount of tax owed on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements are satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, and certain cure provisions are not met, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we would be subject to tax on any unrealized net buit-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay coprorate-level U.S. federal income tax on such built-in gains at the time of our requalification as a RIC.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the U.S. for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. On March 23, 2018, the SBCAA was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCAA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. On April 6, 2018, the Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board of Directors, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective as of April 6, 2019. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock at a price below net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. For example, we may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of distributions and in certain other limited circumstances.

We may be examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to our Business and Structure.”

Qualifying Assets

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•     Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•     Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•     Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•     does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•     is controlled by the business development company and has an affiliate of the business development company on its board of directors;

•     does not have any class of securities listed on a national securities exchange;

•     is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or

•     meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a business development company must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company.

Significant Managerial Assistance

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Code of Ethics and Insider Trading Policy

As required by the 1940 Act, we maintain a Code of Ethics and Insider Trading Policy, or “Code of Ethics,” that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest between OXSQ and our management team.” Our Code of Ethics generally does not permit investments by our employees in securities that may be purchased or held by us. The Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov. Our Code of Ethics is also available on our website at www.oxfordsquarecapital.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•     Pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•     Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•     Pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting; and

•     Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser, Oxford Square Management. The Proxy Voting Policies and Procedures of Oxford Square Management are set forth below. The guidelines are reviewed periodically by Oxford Square Management, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, Oxford Square Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Oxford Square Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for Oxford Square Management’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Oxford Square Management will vote proxies relating to OXSQ’s portfolio securities in the best interests of OXSQ’s shareholders. Oxford Square Management will review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by OXSQ. Although Oxford Square Management will generally vote against proposals that may have a negative impact on OXSQ’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so. Oxford Square Management will abstain from voting only in unusual circumstances and where there is a compelling reason to do so.

The proxy voting decisions of Oxford Square Management are made by the senior officers of Oxford Square Management who are responsible for monitoring each of OXSQ’s investments. To ensure that its vote is not the product of a conflict of interest, Oxford Square Management requires that: (i) anyone involved in the decision making process disclose to Oxford Square Management’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Oxford Square Management intends to vote on a proposal without the prior approval of the Chief Compliance Officer and senior management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how Oxford Square Management voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Square Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Periodic Reporting and Audited Financial Statements

We have registered our common stock under the Exchange Act, and have reporting obligations thereunder, including the requirement that we file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, our annual report contains financial statements audited and reported on by our independent registered public accounting firm. You may obtain our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K on our website at www.oxfordsquarecapital.com free of charge as soon as reasonably practicable after we file such reports electronically with the SEC.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, through which all distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at 1-800-426-5523.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 21, 2019, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as OXSQ. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)	1,405,099	2.9%
Charles M. Royce(4)	1,276,186	2.7%
Independent Directors
Steven P. Novak(5)	30,540	*
Richard W. Neu	50,000	*
George Stelljes III	22,000	*
Executive Officers
Saul B. Rosenthal(3)	1,202,236	2.5%
Bruce L. Rubin(6)	8,987	*
Gerald Cummins	—	—
Executive Officers and Directors as a Group(7)	3,994,503	8.4%

____________

*     Represents less than one percent.

(1)  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the information most recently available to us. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table. Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.

(2)  Based on a total of 47,650,959 shares of the Company’s common stock issued and outstanding on March 21, 2019.

(3)  Includes 545 shares held by Oxford Funds, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.

(4)  Mr. Royce may be deemed to beneficially own 981,972 shares held by Royce Family Investments, LLC and 294,214 shares held by Royce Family Fund, Inc. Mr. Royce disclaims beneficial ownership of any shares directly held by Royce Family Fund, Inc. The address for both of these entities is 745 Fifth Avenue, New York, New York 10151.

(5)  These shares are held by Mr. Novak’s spouse, which Mr. Novak may be deemed to beneficially own.

(6)  Mr. Rubin may be deemed to beneficially own 688 shares held by his children. Mr. Rubin disclaims beneficial ownership of any shares directly held by his children.

(7)  The 545 shares held by Oxford Funds, described in footnote 3 above, are included in the number of shares held by each of Mr. Cohen and Mr. Rosenthal, but are only counted once in the total held by the executive officers and directors as a group.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of March 21, 2019. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000
Independent Directors
Steven P. Novak	Over $100,000
Richard W. Neu	Over $100,000
George Stelljes III	Over $100,000

____________

(1)  Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)  The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.36 on March 21, 2019 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Oxford Square Management. Oxford Square Management is controlled by Oxford Funds, its managing member. Oxford Funds, as the managing member of Oxford Square Management, manages the business and internal affairs of Oxford Square Management. In addition, Oxford Funds provides us with office facilities and administrative services pursuant to the Administration Agreement. Mr. Cohen is the managing member of and controls Oxford Funds. Mr. Rosenthal is also the President of Oxford Square Management and a member of Oxford Funds.

Mr. Royce has a minority, non-controlling interest in Oxford Square Management, but he does not take part in the management or participate in the operations of Oxford Square Management.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that currently invests primarily in debt and equity tranches of CLO vehicles, and its investment adviser, Oxford Lane Management, LLC. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, of Oxford Bridge Management, LLC, the investment adviser to the Oxford Bridge Funds, and Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds. Oxford Funds is the managing member of each of Oxford Bridge Management, LLC and Oxford Gate Management, LLC. As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage the Oxford Bridge Funds and the Oxford Gate Funds respectively, on the other hand.

Oxford Square Management, Oxford Lane Management, LLC, Oxford Bridge Management, LLC and Oxford Gate Management, LLC are subject to a written policy with respect to the allocation of investment opportunities among OXSQ, Oxford Lane Capital Corp., the Oxford Bridge Funds and the Oxford Gate Funds. Where investments are suitable for more than one entity, the allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, the absolute size of the investment as well as its relative size compared to the total assets of each entity, current and anticipated weighted average costs of capital, among other factors, an investment amount will be determined by the adviser to each entity. If the investment opportunity is sufficient for each entity to receive its investment amount, then each entity receives the investment amount; otherwise, the investment amount is reduced pro rata.

On June 14, 2017, the SEC issued an order permitting OXSQ and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, OXSQ and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is OXSQ’s investment adviser or an investment adviser controlling, controlled by, or under common control with OXSQ’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing OXSQ’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. While this summary describes the material provisions of the Maryland General Corporation Law applicable to holders of our capital stock, as well as the material provisions of our charter and bylaws, it is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have listed our common stock on the NASDAQ Global Select Market under the ticker symbol “OXSQ.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of our capital stock as of March 21, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	47,650,959

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by full two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes expire in 2019, 2020, and 2021, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws currently provide that in an uncontested election, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. In a contested election, a plurality of all votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Pursuant to our charter, our Board of Directors may amend our bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by our Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by our Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

If an incumbent director in an uncontested election does not receive a majority of votes cast and no successor director is elected at the meeting, the incumbent director will promptly tender his or her resignation to our Board of Directors, which, together with our Nominating and Corporate Governance Committee, will decide (without participation by such incumbent director) whether to accept the tendered resignation. The Board of Directors would have to publicly disclose its decision, including the rationale behind the decision, regarding the tendered resignation. The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. If such incumbent director’s resignation is not accepted by the Board of Directors, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, the Board of Directors may, in its sole discretion and subject to applicable limits under the 1940 Act and Maryland law, fill the resulting vacancy or reduce the size of the Board of Directors. In determining whether to fill a resulting vacancy or reduce the size of the Board of Directors, our directors may consider a variety of factors, including the requirements under the 1940 Act, Maryland law and NASDAQ regulations, and the availability of candidates to fill the vacancy who have the qualifications that the Board of Directors has deemed to be necessary to serve as a director.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by any stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting, is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) provided that our Board of Directors has determined that directors will be elected at the meeting, by any stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting, is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, certain provisions of our bylaws may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by or at the request of the Chairman of Board of Directors, the president or by a majority of the directors then in office. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by our Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the “Control Share Act.” Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•     one-tenth or more but less than one-third;

•     one-third or more but less than a majority; or

•     a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the “Business Combination Act.” These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•     any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•     an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, our Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•     80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•     two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•     the designation and number of shares of such series;

•     the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•     any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•     the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•     the voting powers, if any, of the holders of shares of such series;

•     any provisions relating to the redemption of the shares of such series;

•     any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•     any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•     if applicable, a discussion of certain U.S. federal income tax considerations; and

•     any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. In accordance with the 1940 Act, any transferable subscription rights offering will entitle our record date stockholders at the time of such offering one right for each share of common stock held, entitling the rights holder to purchase one new share of common stock for a minimum of every three rights held.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•     the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•     the title of such subscription rights;

•     the exercise price for such subscription rights (or method of calculation thereof);

•     the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•     the number of such subscription rights issued to each stockholder;

•     the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•     if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•     the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•     the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•     any termination right we may have in connection with such subscription rights offering; and

•     any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•     the title of such warrants;

•     the aggregate number of such warrants;

•     the price or prices at which such warrants will be issued;

•     the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•     the number of shares of common stock issuable upon exercise of such warrants;

•     the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•     the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•     whether such warrants will be issued in registered form or bearer form;

•     if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•     if applicable, the number of such warrants issued with each share of common stock;

•     if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•     information with respect to book-entry procedures, if any;

•     if applicable, a discussion of certain U.S. federal income tax considerations; and

•     any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. In connection with any debt offering, all of the material terms of the indenture and the supplemental indenture, as well as an explanation of your rights as a holder of debt securities, will be described in the prospectus supplement relating to such debt offering, which will include this prospectus together with the prospectus supplement accompanying this prospectus. See “Where You Can Find Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•     the designation or title of the series of debt securities;

•     the total principal amount of the series of debt securities;

•     the percentage of the principal amount at which the series of debt securities will be offered;

•     the date or dates on which principal will be payable;

•     the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•     the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•     whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•     the terms for redemption, extension or early repayment, if any;

•     the currencies in which the series of debt securities are issued and payable;

•     whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•     the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•     the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•     the provision for any sinking fund;

•     any restrictive covenants;

•     any Events of Default (as defined in “Events of Default” below);

•     whether the series of debt securities are issuable in certificated form;

•     any provisions for defeasance or covenant defeasance;

•     any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•     whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•     any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•     whether the debt securities are subject to subordination and the terms of such subordination;

•     whether the debt securities are secured and the terms of any security interest;

•     the listing, if any, on a securities exchange; and

•     any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% effective April 6, 2019) immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•     how it handles securities payments and notices;

•     whether it imposes fees or charges;

•     how it would handle a request for the holders’ consent, if ever required;

•     whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•     how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•     if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.”

As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•     an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•     an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•     an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•     an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•     the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•     if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•     an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•     DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•     financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•     we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•     we do not pay interest on a debt security of the series within 30 days of its due date;

•     we do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•     we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);

•     we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•     the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or

•     any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•     you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•     the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity, security or both to the trustee against the costs, expenses and other liabilities of taking that action;

•     the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•     the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default

•     in the payment of principal, any premium or interest; or

•     in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•     where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•     the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•     we must deliver certain certificates and documents to the trustee; and

•     we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•     change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•     reduce any amounts due on a debt security;

•     reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•     adversely affect any right of repayment at the holder’s option;

•     change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•     impair your right to sue for payment;

•     adversely affect any right to convert or exchange a debt security in accordance with its terms;

•     modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•     reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•     reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•     modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•     change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, evidencing succession of another person to the Company and the assumption by any such successor of the covenants of the Company in the indenture and applicable to the debt securities, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•     if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•     if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•     for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•     for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•     for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•     we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments; and

•     we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•     we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•     defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•        no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•     satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•     we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•     we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•     we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•     defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•        no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•     satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination,” such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•     only in fully registered certificated form;

•     without interest coupons; and

•     unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us at any time is received by the holders of any subordinated debt securities or by the trustee in respect of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•        our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•     renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued in book-entry form, and the Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s Ratings Services’ highest rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering or series, up to $600,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of securities, including: the purchase price of securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate compensation to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 8% of the gross proceeds of the sale of the securities offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 8 Greenway Plaza, Suite 1100, Houston, Texas 77046. Computershare Trust Company, N.A. acts as our transfer, distribution paying and reinvestment plan agent and registrar. The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is 250 Royall Street, Canton, MA 02021.

EXPERTS

The consolidated financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2018 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by our Board of Directors, our investment adviser is responsible for the execution of securities transactions in our portfolio. The investment adviser in making decisions regarding the selection of broker-dealers used to find a buyer or seller for transactions, takes into account the following factors: (i) whether the broker-dealer has any special knowledge of the security; (ii) whether the broker-dealer originally underwrote or sponsored the security; (iii) the ability of the broker-dealer to find a natural buyer or seller for the security; (iv) the operational efficiency with which transactions are effected (such as prompt and accurate confirmation and delivery), taking into account the size of order and difficulty of execution; (v) the financial strength, integrity and stability of the broker-dealer; (vi) the value of brokerage services over and above trade execution provided to the Company; and (vii) any other factors the investment adviser considers to be in the best interest of the Company.

Neither the investment adviser nor the Company has any “soft dollars” arrangement in which a broker-dealer for commissions contracts with and pays a third party on behalf of the investment adviser so that the third party may provide research or brokerage services to the investment adviser. The investment adviser may receive research directly from the broker-dealers with whom it transacts. However, the investment adviser does not “pay up” for such information nor is receipt of the information a primary consideration in broker-dealer selection.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at www.oxfordsquarecapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling Investor Relations at the following address and telephone number:

Oxford Square Capital Corp.

8 Sound Shore Drive

Suite 255

Greenwich, Connecticut

(203) 983-5275

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2018. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018 based upon criteria in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of December 31, 2018 based on the criteria in Internal Control — Integrated Framework issued by COSO. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has issued an attestation report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018, as stated in its report, which is included herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Oxford Square Capital Corp.:

Opinions on the Consolidated Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Oxford Square Capital Corp. and its subsidiary (the “Company”) as of December 31, 2018 and December 31, 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, including the related notes and financial statement schedule listed under schedule 12-14 (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and December 31, 2017, and the results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31 2018 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and December 31, 2017 by correspondence with the custodians and transfer agent. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 28, 2019

We have served as the Company’s auditor since 2003.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2018	December 31, 2017
ASSETS
Non-affiliated/non-control investments (cost: $486,232,755 and $418,990,080, respectively)	$430,496,633	$400,223,439
Affiliated investments (cost: $9,126,017 and $10,528,740, respectively)	14,492,197	18,218,787
Cash and cash equivalents	13,905,059	30,013,842
Restricted cash	3,175,805	—
Interest and distributions receivable	4,682,735	5,085,494
Other assets	392,784	579,694
Total assets	$467,145,213	$454,121,256
LIABILITIES
Notes payable – Credit Facility, net of deferred issuance costs	$85,522,569	$—
Notes payable – 6.50% Unsecured Notes, net of deferred issuance costs	62,664,863	62,340,159
Base management fee and net investment income incentive fee payable to affiliate	3,227,456	2,706,099
Accrued interest payable	488,608	11,621
Accrued expenses	517,470	644,735
Total liabilities	152,420,966	65,702,614
COMMITMENTS AND CONTINGENCIES (Note 9)
NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized; 47,650,959 and 51,479,409 shares issued and outstanding, respectively	476,509	514,794
Capital in excess of par value	456,970,560	529,297,749
Total distributable earnings / (loss)	(142,722,822)	(141,393,901)
Total net assets	314,724,247	388,418,642
Total liabilities and net assets	$467,145,213	$454,121,256
Net asset value per common share	$6.60	$7.55

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 7.53% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(16)(21)	$5,528,630	$5,479,773	$5,348,950
Total Aerospace and Defense		$5,479,773	$5,348,950	1.7%

Business Services
Access CIG, Inc.
first lien incremental senior secured notes, 6.46% (LIBOR + 3.75%), (0.00% floor) due February 27, 2025(4)(5)(14)(15)(21)	$496,250	$496,250	$481,055
second lien senior secured notes, 10.46% (LIBOR + 7.75%), (0.00% floor) due February 27, 2026(4)(5)(14)(15)(21)	16,754,000	16,858,239	16,446,899

Convergint Technologies, LLC
second lien senior secured notes, 9.27% (LIBOR + 6.75%), (0.75% floor) due February 2, 2026(4)(5)(16)(21)	1,500,000	1,492,945	1,410,000

Imagine! Print Solutions
second lien senior secured notes, 11.28% (LIBOR + 8.75%), (1.00% floor) due June 21, 2023(4)(5)(16)(21)	15,000,000	14,839,700	13,350,000

OMNIA Partners, Inc.
first lien senior secured notes, 6.55% (LIBOR + 3.75%), (0.00% floor ) due May 23, 2025(4)(5)(14)(15)(21)	5,970,000	5,971,918	5,790,900
second lien senior secured notes, 10.30% (LIBOR + 7.50%), (0.00% floor) due May 22, 2026(4)(5)(14)(15)(21)	14,000,000	13,935,939	13,580,000

Premiere Global Services, Inc.
senior secured notes, 9.09% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(14)(15)(21)	14,747,634	13,866,831	11,798,107
second lien senior secured notes, 11.92% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(14)(15)(21)	10,000,000	9,787,854	8,000,000

Verifone Systems, Inc.
first lien senior secured notes, 6.64% (LIBOR + 4.00%), (0.00% floor) due August 20, 2025(4)(5)(6)(15)(21)	7,000,000	6,966,062	6,747,510
second lien senior secured notes, 10.64% (LIBOR + 8.00%), (0.00% floor) due August 20, 2026(4)(5)(15)(21)	8,000,000	7,922,744	7,860,000
Total Business Services		$92,138,482	$85,464,471	27.2%

Diversified Insurance
AmeriLife Group LLC
first lien senior secured notes, 7.27% (LIBOR + 4.75%), (1.00% floor) due July 10, 2022(4)(5)(6)(16)(21)	$14,983,674	$14,891,788	$14,684,001
Total Diversified Insurance		$14,891,788	$14,684,001	4.7%

Education
Edmentum, Inc. (f/k/a Plato, Inc.)
first lien senior secured notes, 7.03% (LIBOR + 4.50%), (1.00% floor) Cash, 4.00% PIK due June 9, 2021(3)(4)(5)(6)(15)	$5,907,089	$5,860,128	$4,902,884
Total Education		$5,860,128	$4,902,884	1.6%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)

December 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 13.04% (LIBOR + 10.50%), (1.00% floor) due July 5, 2024(4)(5)(21)(22)	$1,500,000	$1,463,325	$1,498,125

Lighthouse Network, LLC (f/k/a Harbortouch Payments, LLC)
first lien senior secured notes, 7.03% (LIBOR + 4.50%), (1.00% floor) due November 30, 2024(4)(5)(6)(15)(21)	3,465,000	3,450,119	3,430,350
second lien senior secured notes, 11.03% (LIBOR + 8.50%), (1.00% floor) due November 30, 2025(4)(5)(15)(21)	12,000,000	11,894,617	11,910,000
Total Financial Intermediaries		$16,808,061	$16,838,475	5.4%

Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 8.05% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(14)(15)(21)	$7,534,165	$7,500,602	$7,345,811
second lien senior secured notes, 12.05% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(14)(15)(21)	13,000,000	12,852,264	12,707,500

Viant Medical Holdings, Inc.
first lien senior secured notes, 6.55% (LIBOR + 3.75%), (0.00% floor ) due July 2, 2025(4)(5)(15)(21)	9,975,000	9,975,865	9,812,906
second lien senior secured notes, 10.55% (LIBOR + 7.75%), (0.00% floor) due July 2, 2026(4)(5)(15)(21)	5,000,000	4,953,106	4,850,000

Scribe America, LLC
first lien senior secured notes, 6.88% (LIBOR + 4.50%), (0.00% floor ) due April 3, 2025(4)(5)(16)	12,468,593	12,374,678	12,203,635
Total Healthcare		$47,656,515	$46,919,852	14.9%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 7.02% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(16)(21)	$13,221,953	$13,199,885	$12,998,899
Total Logistics		$13,199,885	$12,998,899	4.1%

Printing and Publishing
Merrill Communications, LLC
first lien senior secured notes, 7.78% (LIBOR + 5.25%), (1.00% floor ) due June 01, 2022(4)(5)(6)(15)(21)	$4,860,339	$4,852,862	$4,836,037
Total Printing and Publishing		$4,852,862	$4,836,037	1.5%

Software
ECI Software Solutions, Inc.
first lien senior secured notes, 7.06% (LIBOR + 4.25%), (1.00% floor ) due September 27, 2024(4)(5)(6)(14)(15)(21)	$4,962,312	$4,978,040	$4,863,066
second lien senior secured notes, 10.80% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(14)(15)(21)	15,000,000	14,907,907	14,737,500

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)

December 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Software – (continued)
Help/Systems Holdings, Inc.
first lien senior secured notes, 6.27% (LIBOR + 3.75%), (0.00% floor) due March 28, 2025(4)(5)(14)(16)(21)	$3,980,000	$3,988,911	$3,810,850
second lien senior secured notes, 10.27% (LIBOR + 7.75%), (0.00% floor) due March 27, 2026(4)(5)(14)(16)(21)	15,500,000	15,489,645	15,035,000

Quest Software, Inc.
first lien senior secured notes, 6.78% (LIBOR + 4.25%), (0.00% floor ) due May 16, 2025(4)(5)(14)(15)(21)	6,000,000	5,972,430	5,790,000
second lien senior secured notes, 10.78% (LIBOR + 8.25%), (0.00% floor) due May 18, 2026(4)(5)(14)(15)(21)	15,000,000	14,859,667	14,775,000
Total Software		$60,196,600	$59,011,416	18.8%

Telecommunications Services
Global Tel Link Corp.
first lien senior secured notes, 6.96% (LIBOR + 4.25%), (0.00% floor ) due November 29, 2025(4)(5)(6)(14)(15)	$2,982,550	$2,967,952	$2,898,054
second lien senior secured notes, 10.96% (LIBOR + 8.25%), (0.00% floor) due November 29, 2026(4)(5)(14)(15)	17,000,000	16,704,668	16,490,000
Total Telecommunication Services		$19,672,620	$19,388,054	6.2%

Utilities
CRCI Longhorn Holdings, Inc.
first lien senior secured notes, 5.89% (LIBOR + 3.50%), (0.00% floor ) due August 8, 2025(4)(5)(16)(21)	$4,987,500	$4,963,660	$4,750,594
second lien senior secured notes, 9.64% (LIBOR + 7.25%), (0.00% floor) due August 10, 2026(4)(5)(15)(21)	7,650,000	7,677,680	7,592,625
Total Utilities		$12,641,340	$12,343,219	3.9%
Total Senior Secured Notes		$293,398,054	$282,736,258	90.0%

Collateralized Loan Obligation – Debt Investments
Structured Finance
Galaxy XXVIII CLO, Ltd.
CLO secured class F notes, 10.82% (LIBOR + 8.48%), due July 15, 2031(4)(5)(11)(12)(15)	$1,000,000	$927,670	$915,900
Total Structured Finance		$927,670	$915,900	0.3%
Total Collateralized Loan Obligation – Debt Investments		$927,670	$915,900	0.3%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC C LO XI, Ltd.
CLO subordinated notes, estimated yield 16.64% due April 30, 2031(9)(11)(12)(17)	$6,000,000	$3,795,529	$2,880,000

AMMC C LO XII, Ltd.
CLO subordinated notes, estimated yield 14.73% due November 10, 2030(9)(11)(12)(17)	12,921,429	6,936,076	4,005,643

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)

December 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Babson CLO Ltd. 2015-I
CLO subordinated notes, estimated yield 17.61% due January 20, 2031(9)(11)(12)(17)	$2,840,000	$1,919,418	$1,476,800

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 23.93% due January 18, 2029(9)(11)(12)(17)	9,250,000	5,671,112	5,378,741

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 13.23% due June 09, 2030(9)(11)(12)(17)	18,000,000	13,615,944	9,000,000

Cedar Funding VI C LO, Ltd.
CLO subordinated notes, estimated yield 14.92% due October 20, 2028(9)(11)(12)(17)	7,700,000	7,500,748	5,929,000

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 16.09% due October 22, 2031(9)(11)(12)(17)	10,000,000	6,267,967	4,900,000

Galaxy XXVIII CLO, Ltd.
CLO subordinated notes, estimated yield 14.27% due July 15, 2031(9)(11)(12)(17)	2,000,000	1,007,080	655,141

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -20.06% due October 18, 2026(9)(11)(12)(17)	5,000,000	1,748,206	600,000

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 11.72% due October 20, 2029(9)(11)(12)(17)	10,800,000	9,169,698	6,409,660

KVK CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 8.02% due January 15, 2026(9)(11)(12)(17)	14,200,000	1,515,422	—

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 14.00% due January 22, 2028(9)(11)(12)(17)	5,422,500	5,284,799	5,259,825

Octagon Investment Partners 38, Ltd.
CLO subordinated notes, estimated yield 17.33% due July 20, 2030(9)(11)(12)(17)	5,000,000	4,510,614	4,150,000

Regatta XV Funding, Ltd.
CLO subordinated notes, estimated yield 48.27% due October 25, 2026(9)(11)(12)(17)	3,000,000	—	90,000

Sound Point CLO XVI, Ltd.
CLO subordinated notes, estimated yield 15.86% due July 25, 2030(9)(11)(12)(14)(17)	45,500,000	43,936,431	39,130,000

Steele Creek CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 24.11% due April 21, 2031(9)(11)(12)(17)	5,000,000	3,561,059	3,597,500

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)

December 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield 11.99% due July 17, 2026(9)(11)(12)(17)	$14,447,790	$9,345,851	$5,201,204

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 17.80% due January 17, 2030(9)(11)(12)(17)	11,350,000	7,511,448	5,961,705

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 20.93% due April 1 7, 2028(9)(11)(12)(14)(17)	28,500,000	18,995,759	14,284,910

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 15.18% due August 28, 2029(9)(11)(12)(17)	2,500,000	1,581,371	1,075,000

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 17.68% due April 15, 2027(9)(11)(12)(17)	6,200,000	4,167,706	3,259,209

Venture XX, Ltd.
CLO subordinated notes, estimated yield 19.72% due April 15, 2027(9)(11)(12)(17)	3,000,000	2,236,677	1,770,000

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 15.12% due January 20, 2029(9)(11)(12)(17)	13,475,000	12,009,373	8,219,750

West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 10.67% due July 18, 2026(9)(11)(12)(17)	9,250,000	6,345,384	3,700,000

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield 4.34% due January 15, 2026(9)(11)(12)(17)	7,500,000	4,588,025	2,355,647

Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 19.71% due July 15, 2029(9)(11)(12)(17)	10,500,000	8,060,334	6,720,000

CLO Equity Side Letter Related Investments(11)(12)(13)		125,000	834,740
Total Structured Finance		$191,407,031	$146,844,475	46.7%
Total Collateralized Loan Obligation — Equity Investments		$191,407,031	$146,844,475	46.7%

Common Stock
IT Consulting
Unitek Global Services, Inc.
common equity(7)	1,244,188	$684,960	$149,303
Total IT Consulting		$684,960	$149,303	0.0%
Total Common Stock	$684,960	$149,303	0.0%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)

December 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT/Shares	COST	FAIR VALUE(2)	% of Net Assets
Preferred Equity
IT Consulting
Unitek Global Services, Inc.
Series A Senior Preferred Equity(7)	3,002,455	$2,762,421	$3,963,240
Series A Preferred Equity(7)	5,706,866	3,677,000	8,217,887
Series A Super Senior Preferred Stock(7)	2,001,636	2,001,636	2,161,767
Total IT Consulting		$8,441,057	$14,342,894	4.6%
Total Preferred Equity		$8,441,057	$14,342,894	4.6%

Other Investments
Software
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)
Earnout payments(7)(18)		500,000	—
Total Software		$500,000	$—	0.0%
Total Other Investments		$500,000	$—	0.0%

Total Investments in Securities(8)		$495,358,772	$444,988,830	141.6%

Cash Equivalents
First American Government Obligations Fund(19)		$13,905,059	$13,905,059
Total Cash Equivalents		$13,905,059	$13,905,059	4.4%
Total Investments in Securities and Cash Equivalents		$509,263,831	$458,893,889	146.0%

___________

(1)	Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”).

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Portfolio includes $5,907,089 of principal amount of debt investments which contain a PIK provision at December 31, 2018.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	Aggregate gross unrealized appreciation for federal income tax purposes is $11,843,742; aggregate gross unrealized depreciation for federal income tax purposes is $69,559,109. Net unrealized depreciation is $57,715,367 based upon a tax cost basis of $502,704,197.
(9)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(10)	The CLO equity investment was optionally redeemed. Refer to “Note 2. Summary of Significant Accounting Policies.”
(11)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, the Company held qualifying assets that represented 68% of its total assets.
(12)	Investment not domiciled in the United States.
(13)	Fair value represents discounted cash flows associated with fees earned from CLO equity investments.
(14)	Aggregate investments represent greater than 5% of net assets.
(15)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.
(16)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)

December 31, 2018

(17)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(18)	Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).
(19)	Represents cash equivalents held in money market accounts as of December 31, 2018.
(20)	The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value.”
(21)	All or a portion of this investment represents collateral under the Credit Facility.
(22)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 60-day LIBOR.
(23)	This investment represents our percent ownership in certain equity securities transferred to OXSQ upon the redemption of this investment on October 25, 2018.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2017

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 6.70% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(15)	$5,586,000	$5,534,900	$5,399,819
Total Aerospace and Defense		$5,534,900	$5,399,819	1.4%

Business Services
Imagine! Print Solutions, LLC
second lien senior secured notes, 10.45% (LIBOR + 8.75%), (1.00% floor) due June 21, 2023(4)(5)(15)	$15,000,000	$14,815,027	$14,400,000

Intralinks, Inc.
first lien senior secured notes, 5.70% (LIBOR + 4.00%), (1.00% floor) due November 14, 2024(4)(5)(15)	5,000,000	4,975,253	4,968,750
second lien senior secured notes, 9.70% (LIBOR + 8.00%), (1.00% floor) due November 14, 2025(4)(5)(6)(15)	10,560,000	10,492,764	10,494,000

Polycom, Inc.
second lien senior secured notes, 11.52% (LIBOR + 10.00%), (1.00% floor) due September 27, 2024(4)(5)(16)	13,000,000	12,759,617	12,983,750

Premiere Global Services, Inc.
senior secured notes, 7.90% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(14)(15)	15,605,055	14,450,063	15,312,460
second lien senior secured notes, 10.85% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(14)(16)	10,000,000	9,739,241	9,341,700
Total Business Services		$67,231,965	$67,500,660	17.4%

Consumer Services
Jackson Hewitt Tax Service, Inc.
first lien senior secured notes, 8.38% (LIBOR + 7.00%), (1.00% floor) due July 30, 2020(4)(5)(6)(15)	$19,601,471	$19,318,775	$19,282,947
Total Consumer Services		$19,318,775	$19,282,947	4.9%

Diversified Insurance
AmeriLife Group LLC
first lien senior secured notes, 6.32% (LIBOR + 4.75%), (1.00% floor) due July 10, 2022(4)(5)(6)(16)	$15,408,145	$15,294,886	$15,177,023
Total Diversified Insurance		$15,294,886	$15,177,023	3.9%

Education
Edmentum, Inc. (f/k/a Plato, Inc.)
first lien senior secured notes, 7.88% (LIBOR + 4.50%), (1.00% floor) Cash, 2.00% PIK due June 10, 2019(3)(4)(5)(6)(15)	$5,765,441	$5,745,684	$4,473,002
Total Education		$5,745,684	$4,473,002	1.2%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2017

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 11.89% (LIBOR + 10.50%), (1.00% floor) due July 5, 2024(4)(5)(16)	$1,500,000	$1,458,866	$1,492,515

Lighthouse Network, LLC
senior secured notes, 6.07% (LIBOR + 4.50%), (1.00% floor) due November 30, 2024(4)(5)(16)	3,500,000	3,482,683	3,506,580
second lien senior secured notes, 10.07% (LIBOR + 8.50%), (1.00% floor) due November 30, 2025(4)(5)(16)	12,000,000	11,880,523	11,940,000
Total Financial Intermediaries		$16,822,072	$16,939,095	4.4%

Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 6.94% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(15)	$2,992,500	$2,935,933	$3,003,722
second lien senior secured notes, 10.94% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(6)(15)	10,000,000	9,805,957	9,950,000
Total Healthcare		$12,741,890	$12,953,722	3.3%

IT Consulting
Unitek Global Services, Inc.
first lien senior secured tranche B term loan, 10.20% (LIBOR + 8.50%), (1.00% floor) due January 13, 2019(4)(5)(15)	$2,638,748	$2,627,442	$2,665,135
Total IT Consulting		$2,627,442	$2,665,135	0.7%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 6.07% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(16)	$10,573,496	$10,555,951	$10,406,118
Total Logistics		$10,555,951	$10,406,118	2.7%

Printing and Publishing
Merrill Communications, LLC
first lien senior secured notes, 6.63% (LIBOR + 5.25%), (1.00% floor ) due June 01, 2022(4)(5)(6)(15)	$11,374,901	$11,300,971	$11,431,776
Total Printing and Publishing		$11,300,971	$11,431,776	2.9%

Software
ECI Software Solutions, Inc.
second lien senior secured notes, 9.69% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(15)	$15,000,000	$14,898,256	$14,925,000

Help/Systems Holdings, Inc.
second lien senior secured notes, 11.19% (LIBOR + 9.50%), (1.00% floor) due October 8, 2022(4)(5)(15)	10,000,000	9,719,036	9,841,700
Total Software		$24,617,292	$24,766,700	6.4%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2017

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes – (continued)
Telecommunications Services
Aricent Technologies, Inc.
second lien senior secured notes, 9.97% (LIBOR + 8.50%), (1.00% floor) due April 14, 2022(4)(5)(16)	$14,000,000	$14,007,813	$14,077,000

Birch Communications, Inc.
first lien senior secured notes, 8.60% (LIBOR + 7.25%), (1.00% floor) due July 17, 2020(4)(5)(6)(14)(15)	21,171,285	20,571,906	20,112,721

Global Tel Link Corp.
second lien senior secured notes, 9.94% (LIBOR + 8.25%), (1.25% floor) due November 23, 2020(4)(5)(15)	17,000,000	16,906,033	16,978,750
Total Telecommunication Services		$51,485,752	$51,168,471	13.2%
Total Senior Secured Notes		$243,277,580	$242,164,468	62.4%

Subordinated Debt
IT Consulting
Unitek Global Services, Inc.
Holdco PIK Debt Cash 0.00%, 15.00% PIK, due July 13, 2019(3)(5)	$778,766	$776,917	$786,554
Total IT Consulting		$776,917	$786,554	0.2%
Total Subordinated Debt		$776,917	$786,554	0.2%

Collateralized Loan Obligation – Debt Investments
Structured Finance
Catamaran CLO 2012-1 Ltd.
CLO secured class F notes, 7.88% (LIBOR + 6.25%), due December 20, 2023(4)(5)(11)(12)(15)	$1,250,000	$1,185,390	$1,250,000

Jamestown CLO V Ltd.
CLO secured class F notes, 7.20% (LIBOR + 5.85%), due January 17, 2027(4)(5)(11)(12)(15)	4,000,000	3,308,060	3,470,000
Total Structured Finance		$4,493,450	$4,720,000	1.2%
Total Collateralized Loan Obligation – Debt Investments		$4,493,450	$4,720,000	1.2%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC CLO XI, Ltd.
CLO subordinated notes, estimated yield 5.02% due October 30, 2023(9)(11)(12)(17)	$6,000,000	$3,677,571	$3,180,000

AMMC CLO XII, Ltd.
CLO subordinated notes, estimated yield 15.85% due November 10, 2030(9)(11)(12)(17)	12,921,429	6,771,090	6,848,357

Ares XXV CLO Ltd.
CLO subordinated notes, estimated yield 0.00% due January 17, 2024(9)(10)(11)(12)(17)	15,500,000	317,125	—

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2017

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Ares XXVI CLO Ltd.
CLO subordinated notes, estimated yield 0.60% due April 15, 2025(9)(10)(11)(12)(17)	$17,630,000	$3,939,835	$1,969,952

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 21.86% due January 18, 2029(9)(11)(12)(17)	9,250,000	5,714,900	6,485,378

Catamaran CLO 2012-1 Ltd.
CLO subordinated notes, estimated yield -3.04% due December 20, 2023(9)(11)(12)(17)	23,000,000	9,100,628	4,140,000

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 14.01% due March 09, 2025(9)(11)(12)(17)	18,000,000	13,720,760	13,320,000

Cedar Funding VI CLO, Ltd.
CLO subordinated notes, estimated yield 13.91% due October 20, 2028(9)(11)(12)(17)	7,700,000	6,979,156	6,776,000

CIFC Funding 2012-1, Ltd.
CLO subordinated notes, estimated yield 0.00% due August 14, 2024(9)(10)(11)(12)(17)	12,750,000	213,307	223,125

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 11.67% due July 22, 2026(9)(11)(12)(17)	10,000,000	6,865,057	6,200,000

Galaxy XVII CLO, Ltd.
CLO subordinated notes, estimated yield 35.05% due July 15, 2026(9)(11)(12)(17)	2,000,000	887,235	815,304

GoldenTree Loan Opportunities VII, Ltd.
CLO subordinated notes, estimated yield 12.95% due April 25, 2025(9)(11)(12)(17)	4,670,000	2,567,366	2,521,800

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -4.73% due October 18, 2026(9)(11)(12)(17)	5,000,000	2,710,747	1,500,000

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 17.49% due October 20, 2029(9)(11)(12)(17)	10,800,000	8,973,086	8,053,212

Jamestown CLO V Ltd.
CLO subordinated notes, estimated yield 9.42% due January 17, 2027(9)(11)(12)(17)	8,000,000	4,841,345	2,880,000

KVK CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 19.78% due January 15, 2026(9)(11)(12)(17)	14,200,000	6,731,819	5,254,000

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2017

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 13.35% due January 22, 2028(9)(11)(12)(17)	$5,422,500	$5,300,799	$6,127,425

Mountain Hawk III CLO, Ltd.
CLO M notes due April 18, 2025(11)(12)(13)	2,389,676	—	73,526

Regatta V Funding, Ltd.
CLO subordinated notes, estimated yield 20.45% due October 25, 2026(9)(11)(12)(17)	3,000,000	1,834,823	1,920,000

Steele Creek CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 21.88% due August 21, 2026(9)(11)(12)(17)	6,000,000	4,309,580	4,320,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield 17.45% due July 17, 2026(9)(11)(12)(17)	14,447,790	9,548,557	8,090,762

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 30.14% due July 17, 2024(9)(11)(12)(17)	11,350,000	7,468,980	6,810,000

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 19.95% due April 17, 2025(9)(11)(12)(17)	28,500,000	18,258,468	16,267,667

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 17.23% due August 28, 2029(9)(11)(12)(17)	5,250,000	3,324,796	2,835,000

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 19.92% due July 15, 2026(9)(11)(12)(17)	6,200,000	4,196,382	3,919,298

Venture XXIV CLO, Ltd.
CLO subordinated notes, estimated yield 15.98% due October 20, 2028(9)(11)(12)(17)	3,750,000	3,331,706	3,375,000

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 17.01% due January 20, 2029(9)(11)(12)(17)	13,475,000	11,931,713	11,319,000

West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 27.80% due July 18, 2026(9)(11)(12)(17)	9,250,000	6,472,541	6,290,000

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield 13.19% due January 15, 2024(9)(11)(12)(17)	7,500,000	4,823,259	4,105,937

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2017

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 21.30% due July 15, 2029(9)(11)(12)(17)	$10,500,000	$8,408,861	$9,030,000

CLO Equity Side Letter Related Investments(11)(12)(13)		125,000	1,353,363
Total Structured Finance		$173,346,492	$156,004,106	40.2%
Total Collateralized Loan Obligation – Equity Investments		$173,346,492	$156,004,106	40.2%

Common Stock
IT Consulting
Unitek Global Services, Inc.
common equity(7)	1,244,188	$684,960	$3,048,261
Total IT Consulting		$684,960	$3,048,261	0.8%
Total Common Stock		$684,960	$3,048,261	0.8%

Preferred Equity
IT Consulting
Unitek Global Services, Inc.
Series A Senior Preferred Equity(7)	3,002,455	$2,762,421	$3,272,675
Series A Preferred Equity(7)	5,706,866	3,677,000	8,446,162
Total IT Consulting		$6,439,421	$11,718,837	3.0%
Total Preferred Equity		$6,439,421	$11,718,837	3.0%

Warrants
IT Consulting
Unitek Global Services, Inc.
Warrants to purchase common stock(7)	159,795	$—	$—
Total IT Consulting		$—	$—	0.0%
Total Warrants		$—	$—	0.0%

Other Investments
Software
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)
Earnout payments(7)(18)		500,000	—
Total Software		$500,000	$—	0.0%
Total Other Investments		$500,000	$—	0.0%

Total Investments in Securities(8)		$429,518,820	$418,442,226	107.8%

Cash Equivalents
First American Government Obligations Fund(19)		$30,013,842	$30,013,842
Total Cash Equivalents		$30,013,842	$30,013,842	7.7%
Total Investments in Securities and Cash Equivalents		$459,532,662	$448,456,068	115.5%

___________

(1)	Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2017

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Portfolio includes $6,544,207 of principal amount of debt investments which contain a PIK provision at December 31, 2017.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	Aggregate gross unrealized appreciation for federal income tax purposes is $19,352,263; aggregate gross unrealized depreciation for federal income tax purposes is $55,593,978. Net unrealized depreciation is $36,241,715 based upon a tax cost basis of $454,683,941.
(9)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(10)	The CLO equity investment was optionally redeemed. Refer to “Note 2. Summary of Significant Accounting Policies.”
(11)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, the Company held qualifying assets that represented 64.6% of its total assets.
(12)	Investment not domiciled in the United States.
(13)	Fair value represents discounted cash flows associated with fees earned from CLO equity investments.
(14)	Aggregate investments represent greater than 5% of net assets.
(15)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.
(16)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.
(17)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(18)	Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).
(19)	Represents cash equivalents held in money market accounts as of December 31, 2017.
(20)	The fair value of the investment was determined using significant unobservable inputs. Refer to “Note 3. Fair Value.”

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income – debt investments	$25,183,547	$24,561,956	$33,649,267
Income from securitization vehicles and investments	27,837,032	33,274,392	32,503,279
Other income	2,984,773	3,198,469	2,228,877
Total investment income from non-affiliated/non-control investments	56,005,352	61,034,817	68,381,423
From affiliated investments:
Interest income – debt investments	271,916	382,200	331,404
Total investment income from affiliated investments	271,916	382,200	331,404
From control investments:
Interest income – debt investments	—	—	567,219
Total investment income from control investments	—	—	567,219
Total investment income	56,277,268	61,417,017	69,280,046
EXPENSES
Interest expense	7,181,009	12,898,815	17,202,851
Base management fees	7,309,435	8,140,010	11,292,395
Professional fees	1,227,296	2,799,113	6,393,812
Compensation expense	907,995	901,472	837,343
Director’s fees	441,501	584,580	642,000
Insurance	247,178	256,956	159,573
Transfer agent and custodian fees	227,381	244,115	316,577
General and administrative	644,104	1,014,580	2,861,803
Total expenses before incentive fees	18,185,899	26,839,641	39,706,354
Net investment income incentive fees	4,585,151	3,850,646	2,795,399
Capital gains incentive fees	—	—	—
Total incentive fees	4,585,151	3,850,646	2,795,399
Total expenses	22,771,050	30,690,287	42,501,753
Net investment income	33,506,218	30,726,730	26,778,293
Net change in unrealized appreciation/depreciation on investments
Non-Affiliate/non-control investments	(36,969,481)	19,478,902	90,159,779
Affiliated investments	(2,323,867)	3,561,269	4,695,861
Control investments	—	—	5,750,000
Total net change in unrealized appreciation/depreciation on investments	(39,293,348)	23,040,171	100,605,640
Net realized (losses) gains
Non-Affiliated/non-control investments	(3,370,732)	(7,007,892)	(11,262,943)
Affiliated investments	5,241	—	—
Control investments	—	—	(3,000,000)
Extinguishment of debt	(60,752)	(3,149,338)	(2,759,227)
Total net realized losses	(3,426,243)	(10,157,230)	(17,022,170)
Net (decrease)/increase in net assets resulting from operations	$(9,213,373)	$43,609,671	$110,361,763

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENT OF OPERATIONS – (continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net increase in net assets resulting from net investment income per common share:
Basic and Diluted	$0.67	$0.60	$0.52
Net (decrease)/increase in net assets resulting from operations per common share:
Basic	$(0.19)	$0.85	$2.13
Diluted	$(0.19)	$0.83	$1.90
Weighted average shares of common stock outstanding:
Basic	49,662,157	51,479,409	51,858,313
Diluted	49,662,157	58,349,224	61,773,392

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
(Decrease)/increase in net assets from operations:
Net investment income	$33,506,218	$30,726,730	$26,778,293
Net realized losses	(3,426,243)	(10,157,230)	(17,022,170)
Net change in unrealized appreciation/depreciation on investments	(39,293,348)	23,040,171	100,605,640
Net (decrease)/increase in net assets resulting from operations	(9,213,373)	43,609,671	110,361,763
Distributions to stockholders
Distributions from net investment income	(36,151,218)	(33,752,176)	(54,740,084)
Tax return of capital distributions	(3,329,807)	(7,431,351)	(4,976,030)
Total distributions to stockholders	(39,481,025)	(41,183,527)	(59,716,114)

Capital share transactions:
Repurchase of common stock	(24,999,997)	—	(25,587,862)
Net decrease in net assets from capital share transactions	(24,999,997)	—	(25,587,862)
Total (decrease)/increase in net assets	(73,694,395)	2,426,144	25,057,787
Net assets at beginning of period	388,418,642	385,992,498	360,934,711
Net assets at end of period (including over distributed net investment income of $7,662,702 and $25,072,262 and $43,623,117, respectively)	$314,724,247	$388,418,642	$385,992,498
Capital share activity:
Shares repurchased	(3,828,450)	—	(4,917,026)
Net decrease in capital share activity	(3,828,450)	—	(4,917,026)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(9,213,373)	$43,609,671	$110,361,763)
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Accretion of discounts on investments	(613,073)	(1,003,086)	(1,158,404)
Accretion of discount on notes payable and deferred debt issuance costs	378,705	937,871	638,289
Increase in investments due to PIK	(290,600)	(229,173)	(216,674)
Payment of original discount on TICC CLO 2012-1 LLC	—	(3,575,888)	(1,373,149
Purchases of investments	(244,555,956)	(208,765,224)	(159,955,516)
Repayments of principal	131,542,140	189,159,479	103,529,757
Proceeds from the sale of investments	25,918,205	171,360,617	184,608,355
Net realized losses on investments	3,365,491	7,007,892	14,262,943
Reductions to CLO equity cost value	18,789,550	37,073,681	34,165,951
Net change in unrealized appreciation/depreciation on investments	39,293,348	(23,040,171)	(100,605,640)
Decrease in interest and distributions receivable	402,759	4,597,178	2,586,325
Decrease (increase) in other assets	191,201	474,567	(808,974)
Increase (decrease) in accrued interest payable	476,987	(1,719,490)	(408,755)
Increase (decrease) in base management fee and net investment income incentive fee payable	521,357	(967,282)	(522,520)
Decrease in accrued expenses	(127,265)	(444,308)	(2,189,544)
Net cash (used in) provided by operating activities	(33,920,524)	214,476,334	182,914,207

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of original proceeds of notes payable – TICC CLO 2012-1 LLC	—	(125,705,930)	(109,345,033)
Repayment of original proceeds of notes payable – Convertible Notes	—	(94,542,000)	(20,458,000)
Proceeds from the issuance of notes payable – 6.50% Unsecured Notes	—	64,370,225	—
Proceeds from the issuance of notes payable – Credit Facility	132,489,875	—	—
Debt issuance costs	(271,587)	(2,263,932)	—
Net realized losses on extinguishment of debt	60,752	3,149,338	2,759,227
Repayment of credit facility	(46,810,472)	—	—
Distributions paid (net of stock issued under distribution reinvestment plan of $0, $0 and $0, respectively)	(39,481,025)	(41,183,527)	(59,716,114)
Repurchase of common stock	(24,999,997)	—	(25,587,862)
Net cash provided by (used in) financing activities	20,987,546	(196,175,826)	(212,347,782)
Net (decrease) increase in cash, cash equivalents and restricted cash	(12,932,978)	18,300,508	(29,433,575)
Cash equivalents and restricted cash, beginning of period	30,013,842	11,713,334	41,146,909
Cash equivalents and restricted cash, end of period	$17,080,864	$30,013,842	$11,713,334

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS – (continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$6,325,318	$13,680,433	$16,257,290
Impairment of other assets	$4,291	$75,757	$—

NON-CASH ACTIVITIES
Securities sold not settled	$—	$—	$7,406
Non-cash investment restructuring	$—	$—	$11,613,301

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1. ORGANIZATION

Oxford Square Capital Corp. (“OXSQ” or the “Company”), formerly TICC Capital Corp., was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 and is a non-diversified, closed-end investment company. Effective March 19, 2018, TICC Capital Corp. changed its name to Oxford Square Capital Corp. The Company made this change in order to more closely align the branding of the Company with its affiliated funds. OXSQ has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, OXSQ has elected to be treated for tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with its 2003 taxable year. The Company’s investment objective is to maximize its total return, by investing primarily in corporate debt securities and collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities.

OXSQ’s investment activities are managed by Oxford Square Management, LLC (“Oxford Square Management”), formerly TICC Management, LLC. Oxford Square Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Oxford Square Management is owned by Oxford Funds, LLC (“Oxford Funds”), formerly BDC Partners, LLC, its managing member, and Charles M. Royce, a member of our Board of Directors who holds a minority, non-controlling interest in Oxford Square Management. Under the investment advisory agreement, OXSQ has agreed to pay Oxford Square Management an annual base management fee based on its gross assets as well as an incentive fee based on its performance.

The Company’s consolidated operations include the activities of its wholly-owned subsidiaries, TICC CLO 2012-1 LLC (“2012 Securitization Issuer” or “TICC CLO 2012-1”) and Oxford Square Funding, LLC (“OXSQ Funding”) for the periods in which they were held. These subsidiaries were formed for the purpose of enabling the Company to obtain debt financing and are operated solely for the investment activities of the Company, and the Company has substantial equity at risk. OXSQ Funding was formed on June 21, 2018, for the purpose of entering into a credit and security agreement with Citibank, N.A. (the “Facility”). TICC CLO 2012-1 was formed on October 23, 2012 for the purpose of investing in leveraged loans. The Company served as collateral manager to TICC CLO 2012-1 and held all subordinated notes issued by TICC CLO 2012-1. During the third quarter of 2017, TICC CLO 2012-1 repaid the remaining secured notes. During the quarter ended December 31, 2017, the Company, as collateral manager of TICC CLO 2012-1, dissolved TICC CLO 2012-1 pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in U.S. Dollars. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, TICC CLO 2012-1 and OXSQ Funding, for the periods during which they were held. All inter-company accounts and transactions have been eliminated in consolidation.

The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published in quarterly and annual reports to conform to the current period presentation for comparative purposes.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

USE OF ESTIMATES

The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates, and these differences could be material.

CONSOLIDATION

As provided under Regulation S-X and ASC Topic 946-810, Consolidation, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or a controlled operating company whose business consists of providing services to the Company. The Company consolidates OXSQ Funding in its financial statements, in accordance with ASC 946-810. TICC CLO 2012-1 would be considered an investment company but for the exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act, and was established solely for the purpose of allowing the Company to borrow funds for the purpose of making investments. The Company owned all of the equity in this entity and controlled the decision making power that drives its economic performance. Accordingly, the Company consolidated TICC CLO 2012-1 in its financial statements for the periods which it was held, and follows the accounting and reporting guidance in ASC 946-810.

CASH, CASH EQUIVALENTS AND RESTRICTED CASH

Cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. The Company places its cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Company’s Consolidated Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

Restricted cash as of December 31, 2018 represents the cash held by the trustee of OXSQ Funding. The amount held by the trustee is for payment of interest expense and operating expenses of the entity, principal repayments on borrowings, or new investments, based upon the terms of the indenture, and are not available for general corporate purposes. There was approximately $3.2 million restricted cash as of December 31, 2018. There was no restricted cash as of December 31, 2017.

INVESTMENT VALUATION

The Company fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of OXSQ’s consolidated financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXSQ believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXSQ makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXSQ considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXSQ’s investments are based upon “Level 3” inputs as of December 31, 2018.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

OXSQ’s Board of Directors determines the value of its investment portfolio each quarter. In connection with that determination, members of Oxford Square Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. Since March 2004, OXSQ has engaged third-party valuation firms to provide assistance in valuing certain of its syndicated loans and bilateral investments, including related equity investments, although OXSQ’s Board of Directors ultimately determines the appropriate valuation of each investment. Changes in fair value, as described above, are recorded in the consolidated statement of operations as net change in unrealized appreciation/(depreciation).

Syndicated Loans

In accordance with ASC 820-10, OXSQ’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which OXSQ obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments has shown attributes of illiquidity as described by ASC-820-10. During such periods of illiquidity, when OXSQ believes that the non-binding indicative bids received from agent banks for certain syndicated investments that we own may not be determinative of their fair value or when no market indicative quote is available, OXSQ may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that OXSQ owns. In addition, Oxford Square Management analyzes each syndicated loan by reviewing the company’s financial statements, covenant compliance and recent trading activity in the security (if known), and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any.

Collateralized Loan Obligations — Debt and Equity

OXSQ has acquired a number of debt and equity positions in CLO investment vehicles and CLO warehouse investments. These investments are special purpose financing vehicles. In valuing such investments, OXSQ considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXSQ also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXSQ considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. Oxford Square Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to OXSQ’s Board of Directors for its determination of fair value of these investments.

Bilateral Investments (Including Equity)

Bilateral investments for which market quotations are readily available are valued by an independent pricing agent or market maker. If such market quotations are not readily available, under the valuation procedures approved by OXSQ’s Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of OXSQ’s bilateral investments that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, after taking into

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

account any repayment of principal during the current quarter. In addition, in those instances where a third-party valuation is prepared for a portfolio investment which meets the parameters noted in (i) and (ii) above, the frequency of those third-party valuations is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. Bilateral investments which do not meet the parameters in (i) and (ii) above are not required to have a third-party valuation and, in those instances, a valuation analysis will be prepared by Oxford Square Management. Oxford Square Management also retains the authority to seek, on OXSQ’s behalf, additional third party valuations with respect to OXSQ’s bilateral portfolio securities, OXSQ’s syndicated loan investments, and CLO investment vehicles. OXSQ’s Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

INVESTMENT INCOME

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Company’s judgment, is likely to remain current. As of December 31, 2018, 2017 and 2016, the Company had no investments that were on non-accrual status.

In addition, the Company earns income from the discount on debt securities it purchases, including original issue discount (“OID”) and market discount. OID and market discounts are capitalized and amortized into income using the effective yield method, as applicable.

Income from Securitization Vehicles and Equity Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective yield method in accordance with the provisions of ASC 325-40, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Company monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period.

Payment-In-Kind

OXSQ has investments in its portfolio which contain a contractual payment-in-kind (“PIK”) provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest computed at the contractual rate is accrued into income and added to the principal balance on the capitalization date. Upon capitalization, the PIK portion of the investment is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized. To qualify for tax treatment as a RIC, this income must be paid out to stockholders in the form of distributions, even though OXSQ has not collected any cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Other Income

Other income includes prepayment, amendment, and other fees earned by the Company’s loan investments, distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Company may also earn success fees associated with its investments in certain securitization vehicles or “CLO warehouse facilities,” which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

Preferred Equity Dividends

The Company holds preferred equity investments in its portfolio that contain cumulative preferred dividends that accumulate quarterly. The Company will record cumulative preferred dividends as investment income when they are declared by the portfolio company’s board of directors or upon any voluntary or involuntary liquidation, dissolution or winding up of the portfolio company. As of December 31, 2018, approximately $3.6 million of cumulative preferred dividends had accumulated but had yet to be recorded as investment income by the Company. These dividends are considered in the estimation of fair value of these preferred equity investments.

DEFERRED DEBT ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in Interest Expense in the Company’s Consolidated Statement of Operations. Upon early termination of debt, or a credit facility, the remaining balance of unamortized fees related to such debt is accelerated into realized losses on extinguishment of debt on the Company’s consolidated statement of operations. Deferred offering costs are presented on the balance sheet as a direct deduction from the related debt liability.

EQUITY OFFERING COSTS

Equity offering costs consist of fees and expenses incurred in connection with the registration and public offer and sale of the Company’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration is no longer active.

SHARE REPURCHASES

From time to time, the Company’s Board of Directors may authorize a share repurchase program under which shares are purchased in open market transactions. Since the Company is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date.

U.S. FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXSQ is required to distribute at least 90% of its investment company taxable income annually, meet diversification requirements quarterly and file Form 1120-RIC, as defined by the Code.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Because U.S. federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Company’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Company’s 2017 tax returns. The Company identifies its major tax jurisdictions as U.S Federal and Connecticut State; however, the Company is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

For tax purposes, the cost basis of the portfolio investments as of December 31, 2018 and December 31, 2017, was approximately $502,704,197 and $454,683,941 respectively.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. Distributions received on CLO equity investments which were optionally redeemed for which the cost basis has been reduced to zero are recorded as realized gains.

NOTE 3. FAIR VALUE

The Company’s assets measured at fair value on a recurring basis as of December 31, 2018 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$—	$282.7	$282.7
Subordinated Debt	—	—	—	—
CLO Debt	—	—	0.9	0.9
CLO Equity	—	—	146.8	146.8
Equity and Other Investments	—	—	14.5	14.5
Total Investments at fair value(1)	—	—	445.0	445.0
Cash equivalents	13.9	—	—	13.9
Total	$13.9	$—	$445.0	$458.9

___________

(1)	Totals may not sum due to rounding.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3. FAIR VALUE (cont.)

The Company’s assets measured at fair value on a recurring basis as of December 31, 2017 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$—	$242.2	$242.2
Subordinated Debt	—	—	0.8	0.8
CLO Debt	—	—	4.7	4.7
CLO Equity	—	—	156.0	156.0
Equity and Other Investments	—	—	14.7	14.7
Total Investments at fair value	—	—	418.4	418.4
Cash and cash equivalents	30.0	—		30.0
Total assets at fair value	$30.0	$—	$418.4	$448.4

Significant Unobservable Inputs for Level 3 Investments

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of December 31, 2018 and 2017, respectively. The Company’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Company uses in determining fair value. If the Valuation Committee or Oxford Square Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken. The tables, therefore, are not all-inclusive, but provide information on the significant Level 3 inputs that are pertinent to the Company’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all debt related calculations and CLO equity.

	Quantitative Information about Level 3 Fair Value Measurements
Assets ($ in millions)	Fair Value as of December 31, 2018	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(1)	Impact to Fair Value from an Increase in Input(2)
Senior Secured Notes	$270.9	Market quotes	NBIB(3)	80.0% – 99.9%/96.3%	NA
	11.8	Recent transactions	Actual trade/payoff(4)	80.0%/ncm(6)	NA
CLO debt	0.9	Market quotes	NBIB(3)	91.6%/ncm(6)	NA
CLO equity	106.1	Market quotes	NBIB(3)	12.0% – 97.0%/59.9%	NA
	36.2	Yield Analysis	Discount margin	3.9% – 15.7%/10.2%	Decrease
	3.6	Recent transactions	Actual trade/payoff(4)	72.0%/ncm(6)	NA
	0.8	Discounted cash flow(7)	Discount rate(8)	8.0% – 14.4%/14.0%	Decrease
	0.1	Liquidation net asset value(5)	NBIB(1)	3.0%/ncm(6)	NA
Equity and Other Investments	14.5	Enterprise value(9)	EBITDA(10)/ Market multiple(10)	$36.1 million/ncm(6) 6.8x – 7.8x/ncm(6)	Increase Increase
Total Fair Value for Level 3 Investments(11)	$445.0

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3. FAIR VALUE (cont.)

___________

(1)	Weighted averages are calculated based on fair value of investments.
(2)	The impact on the fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in the discount rate, in isolation, would result in a decrease in a fair value measurement. Market/EBITDA multiples refer to the input (often derived from the value of a comparable company) that is multiplied by the historic and/or expected EBITDA of a company in order to estimate the company’s value. An increase in the Market/EBITDA multiple, in isolation, net of adjustments, would result in an increase in a fair value measurement.
(3)	The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (“NBIB”), on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by Oxford Square Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.
(4)	Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.
(5)	The fair value of those CLO equity positions which have been optionally redeemed are generally valued using a liquidation net asset value basis which represents the estimated expected residual value of the CLO as of the end of the period.
(6)	The calculation of weighted average for a range of values, for a single investment within a given asset category, is not considered to provide a meaningful representation (“ncm”).
(7)	The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. The Company will also consider those investments in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.
(8)	Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.
(9)	For the corporate debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by Oxford Square Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.
(10)	EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on the most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.
(11)	Total may not sum due to rounding.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3. FAIR VALUE (cont.)

	Quantitative Information about Level 3 Fair Value Measurements
Assets ($ in millions)	Fair Value as of December 31, 2017	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(1)	Impact to Fair Value from an Increase In Input(2)
Senior Secured Notes	$214.9	Market quotes	NBIB(3)	77.6% – 100.6%/98.1%	NA
	1.5	Yield Analysis	Discount Margin	10.8%/ncm(4)	Decrease
	23.1	Recent transactions	Actual trade/payoff(5)	95.0% – 100.4%/95.7%	NA
	2.7	Enterprise value(6)/ Discounted cash flow	Market multiples(7)/ Discount rate(8)	5.5x – 6.0x/ncm(4) 6.4% – 8.0%/ncm(4)	Increase Decrease
Subordinated Debt	0.8	Enterprise value(6)/ Discounted cash flow	Market multiples(7)/ Discount rate(8)	5.5x – 6.0x/ncm(4) 6.4% – 8.0%/ncm(4)	Increase Decrease
CLO debt	4.7	Market quotes	NBIB(3)	86.8% – 100.0%/89.9%	NA
CLO equity	154.6	Market quotes	NBIB(3)	1.8% – 113.0%/51.3%	NA
	1.4	Discounted cash flow(9)	Discount rate(8)	11.5% – 27.6%/15.4%	Decrease
Equity and Other Investments	14.7	Enterprise value(6)	EBITDA(7)/ Discount rate(7)	$41.6/ncm(4) 5.5x – 6.0x/ncm(4)	Increase Increase
Total Fair Value for Level 3 Investments	$418.4

___________

(1)	Weighted averages are calculated based on fair value of investments.
(2)	The impact on the fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in the discount rate, in isolation, would result in a decrease in a fair value measurement. Market/EBITDA multiples refer to the input (often derived from the value of a comparable company) that is multiplied by the historic and/or expected EBITDA of a company in order to estimate the company’s value. An increase in the Market/EBITDA multiple, in isolation, net of adjustments, would result in an increase in a fair value measurement.
(3)	The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (“NBIB”), on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by Oxford Square Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.
(4)	The calculation of weighted average for a range of values, for a single investment within a given asset category, is not considered to provide a meaningful representation (“ncm”).
(5)	Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.
(6)	For the corporate debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by Oxford Square Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3. FAIR VALUE (cont.)

(7)	EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on the most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.
(8)	Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.
(9)	The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. The Company will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2018 and the level of each financial liability within the fair value hierarchy:

($ in thousands)	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
Credit Facility(2)	$85,523	$85,679	$—	$—	$85,679
6.50% Unsecured Notes(3)	62,665	64,370	—	64,370	—
Total	$148,188	$150,049	$—	$64,370	$85,679

___________

(1)	Carrying value is net of deferred debt issuance costs. Deferred debt issuance costs associated with the Credit Facility totaled approximately $0.2 million as of December 31, 2018. Deferred debt issuance costs associated with the 6.50% Unsecured Notes totaled approximately $1.7 million as of December 31, 2018.
(2)	Fair value represents the par amount of the Facility.
(3)	For the 6.50% Unsecured Notes, fair value is based upon the closing price on the last day of the period. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol OXSQL).

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2017 and the level of each financial liability within the fair value hierarchy:

($ in thousands)	Carrying Value(1)	Fair Value(2)	Level 1	Level 2	Level 3
6.50% Unsecured Notes	$62,340	$66,546	$—	$66,546	$—
Total	$62,340	$66,546	$—	$66,546	$—

___________

(1)	The carrying value is net of deferred debt issuance costs which totaled approximately $2.0 million as of December 31, 2017.
(2)	The fair value is based upon the closing price on the last day of the period. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol TICCL as of December 31, 2017).

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the year ended December 31, 2018, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity and Other Investments	Total
Balance at December 31, 2017	$242.2	$0.8	$4.7	$156.0	$14.7	$418.4
Realized gains (losses) included in earnings	1.3	—	0.7	(5.5)	0.1	(3.4)
Unrealized depreciation included in earnings	(9.6)	—	(0.2)	(27.3)	(2.2)	(39.3)
Accretion of discount	0.6	—	—	—	—	0.6
Purchases	187.5	—	0.9	54.2	2.0	244.6
Repayments and Sales	(139.6)	(0.8)	(5.3)	(11.7)	—	(157.4)
Reductions to CLO equity cost value(1)	—	—	—	(18.8)	—	(18.8)
Payment in Kind income	0.3	—	—	—	—	0.3
Transfers in and/or (out) of level 3	—	—	—	—	—	—
Balance at December 31, 2018(2)	$282.7	$—	$0.9	$146.8	$14.5	$445.0
Net change in unrealized (losses) gains on Level 3 investments still held as of December 31, 2018(2)	$(9.5)	$—	$—	$(36.6)	$(2.3)	$(48.4)

___________

(1)	Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $46.6 million and the effective yield interest income of approximately $27.8 million.
(2)	Totals may not sum due to rounding.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the year ended December 31, 2017, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity and Other Investments	Total
Balance at December 31, 2016	$368.3	$0.7	$2.7	$200.8	$12.7	$585.2
Realized gains (losses) included in earnings	2.4	—	0.2	(12.1)	2.5	(7.0)
Unrealized appreciation included in earnings	11.3	0.1	0.3	10.5	0.8	23.0
Accretion of discount	1.0	—	—	—	—	1.0
Purchases	94.3	—	4.5	107.0	3.0	208.8
Repayments and Sales	(235.4)	—	(3.0)	(113.1)	(4.2)	(355.7)
Reductions to CLO equity cost value(1)	—	—	—	(37.1)	—	(37.1)
Payment in Kind income	0.2	—	—	—	—	0.2
Transfers in and/or (out) of level 3	—	—	—	—	—	—
Balance at December 31, 2017(2)	$242.2	$0.8	$4.7	$156.0	$14.7	$418.4
Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2017(2)	$4.5	$—	$0.3	$(4.1)	$3.2	$4.0

___________

(1)	Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $70.4 million and the effective yield interest income of approximately $33.3 million.
(2)	Totals may not sum due to rounding.

The following table shows the fair value of OXSQ’s portfolio of investments by asset class as of December 31, 2018 and 2017:

	2018		2017
($ in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Notes	$282.7	63.5%	$242.2	57.9%
Subordinated Debt	—	—%	0.8	0.2%
CLO Debt	0.9	0.2%	4.7	1.1%
CLO Equity	146.8	33.0%	156.0	37.3%
Equity and Other Investments	14.5	3.3%	14.8	3.5%
Total(1)	$445.0	100.0%	$418.4	100.0%

___________

(1)	Totals may not sum due to rounding.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 4. CASH, CASH EQUIVALENTS AND RESTRICTED CASH

At December 31, 2018 and December 31, 2017, respectively, cash, cash equivalents and restricted cash were as follows:

	December 31, 2018	December 31, 2017
Cash	$—		$—
Cash Equivalents	13,905,059		30,013,842
Total Cash and Cash Equivalents	$13,905,059		$30,013,842
Restricted Cash	$3,175,805	$

NOTE 5. BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% (or 150% effective April 6, 2019) immediately after such borrowing. As of December 31, 2018 and 2017, the Company’s asset coverage for borrowed amounts was approximately 309% and 700% respectively.

The following are the Company’s outstanding principal amounts, carrying values and fair values of the Company’s borrowings as of December 31, 2018 and December 31, 2017. The fair value of the 6.50% Unsecured Notes is based upon the closing price on the last day of the period. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol OXSQL as of December 31, 2018). The fair value of the Credit Facility represents the par amount.

	As of
	December 31, 2018			December 31, 2017
(dollars in thousands)	Principal Amount	Carrying Value(1)	Fair Value	Principal Amount	Carrying Value(1)	Fair Value
Credit Facility	$85,679	$85,523	$85,679	$—	$—	$—
6.50% Unsecured Notes	64,370	62,665	64,370	64,370	62,340	66,546
Total(1)	$150,049	$148,188	$150,049	$64,370	$62,340	$66,546

___________

(1)	Represents the aggregate principal amount outstanding less the unamortized deferred issuance costs. As of December 31, 2018, the total unamortized deferred issuance costs for Credit Facility and 6.50% Unsecured Notes was approximately $0.2 million and $1.7 million, respectively. As of December 31, 2017, the total unamortized deferred issuance costs for the 6.50% Unsecured Notes was approximately $2.0 million.

The weighted average stated interest rate and weighted average maturity on all our debt outstanding as of December 31, 2018 were 5.64% and 3.1 years, respectively, and as of December 31, 2017 were 6.50% and 6.2 years, respectively.

The table below summarizes the components of interest expense for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31, 2018
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total
Credit Facility	$2,618.2	$—	$54.0	$2,672.2
6.50% Unsecured Notes	4,184.1	—	324.7	4,508.8
Total	$6,802.3	$—	$378.7	$7,181.0

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 5. BORROWINGS (cont.)

	Year Ended December 31, 2017
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total
TICC CLO 2012-1 LLC Class A-1 Notes	$623.8	$25.4	$—	$649.2
TICC CLO 2012-1 LLC Class B-1 Notes	600.0	35.3	—	635.3
TICC CLO 2012-1 LLC Class C-1 Notes	878.4	59.4	—	937.8
TICC CLO 2012-1 LLC Class D-1 Notes	939.7	66.9	—	1,006.6
TICC CLO 2012-1 amortization of deferred debt	—	—	91.7	91.7
Convertible Notes	5,908.9	—	425.2	6,334.1
6.50% Unsecured Notes	3,010.2	—	233.9	3,244.1
Total	$11,961.0	$187.0	$750.8	$12,898.8
	Year Ended December 31, 2016
($ in thousands)	Stated Interest Expense	Note Discount	Amortization of Deferred Debt Issuance Costs	Total
TICC CLO 2012-1 LLC Class A-1 Notes	$3,819.8	$176.8	$—	$3,996.6
TICC CLO 2012-1 LLC Class B-1 Notes	852.5	54.4	—	906.9
TICC CLO 2012-1 LLC Class C-1 Notes	1,273.4	91.0	—	1,364.4
TICC CLO 2012-1 LLC Class D-1 Notes	1,376.8	102.3	—	1,479.1
TICC CLO 2012-1 amortization of deferred debt	—	—	316.1	316.1
Convertible Notes	8,526.1	—	613.7	9,139.8
Total	$15,848.6	$424.5	$929.8	$17,202.9

Notes Payable — Credit Facility

On June 21, 2018, OXSQ Funding, a special purpose vehicle and wholly-owned subsidiary of OXSQ, entered into a Credit Facility with Citibank, N.A. Subject to certain exceptions, pricing under the Credit Facility is based on the London Interbank Offered Rate for an interest period equal to three months plus a spread of 2.25% per annum payable quarterly on March 21, June 21, September 21 and December 21. Pursuant to the terms of the credit agreement governing the Credit Facility, OXSQ Funding has borrowed approximately $95.2 million. The Credit Facility has a mandatory amortization schedule such that 15.0% of the principal amount outstanding as of June 21, 2018 will be due and payable on June 21, 2019. On each payment date occurring thereafter, an additional 6.25% of the remaining principal amount outstanding will be due and payable. On June 21, 2020, all remaining principal and accrued and unpaid interest will be due and payable.

The Credit Facility is collateralized by a pool of loans initially consisting of loans sold by OXSQ to OXSQ Funding. OXSQ may sell and contribute additional loans to OXSQ Funding from time to time. OXSQ will act as the collateral manager of the loans owned by OXSQ Funding, and has retained a residual interest through its ownership of OXSQ Funding.

On September 21, 2018, approximately $7.5 million of principal outstanding under the Credit Facility was repaid by the Company. The Company recognized a net extinguishment loss of approximately $15,000, which consisted of unamortized deferred debt issuance costs. These costs are recorded within realized losses on extinguishment of debt in the consolidated statements of operations.

On October 12, 2018, OXSQ Funding amended the Credit Facility with Citibank, N.A. Under the amended Credit Facility, an additional borrowing amount of approximately $37.3 million was made under the same terms as the existing credit agreement. The Company posted additional collateral with a principal amount of approximately $76.4 million. All other existing terms of the Credit Facility remain unchanged.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 5. BORROWINGS (cont.)

On December 21, 2018, approximately $39.3 million of principal outstanding under the Credit Facility was repaid by the Company. The Company recognized a net extinguishment loss of approximately $46,000, which consisted of unamortized deferred debt issuance costs. These costs are recorded within realized losses on extinguishment of debt in the consolidated statements of operations.

As of December 31, 2018, there were 19 investments in portfolio companies with a total fair value of approximately $244.1 million, collateralizing the Credit Facility. The pool of loans in OXSQ Funding must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The aggregate accrued interest payable on the Credit Facility as of December 31, 2018 was approximately $0.5 million. Deferred debt issuance costs consisted of fees and expenses incurred in connection with the Credit Facility. As of December 31, 2018, the unamortized deferred debt issuance costs relating to the Credit Facility was approximately $0.2 million. This amount is being amortized and included in interest expense in the consolidated statements of operations over the term of the Credit Facility. The cash paid and effective annualized interest rate for the year ended December 31, 2018 was approximately $2.1 million and 4.74%, respectively.

Notes Payable — 6.50% Unsecured Notes Due 2024

On April 12, 2017, the Company completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of the 6.50% Unsecured Notes. The 6.50% Unsecured Notes mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year, payable quarterly on March 30, June 30, September 30, and December 30 of each year, which commenced June 30, 2017.

The aggregate accrued interest payable on the 6.50% Unsecured Notes as of December 31, 2018 was approximately $12,000. As of December 31, 2018, the Company had unamortized deferred debt issuance costs relating to the 6.50% Unsecured Notes of approximately $1.7 million. The deferred debt issuance costs are being amortized over the term of the 6.50% Unsecured Notes and are included in interest expense in the consolidated statements of operations. The cash paid and the effective annualized interest rate for the year ended December 31, 2018 were approximately $4.2 million and 7.00%, respectively. The cash paid and the effective annualized interest rate for the year ended December 31, 2017 were approximately $3.0 million and 6.97%, respectively.

Notes Payable — TICC CLO 2012-1 LLC

On August 23, 2012, the Company completed a $160 million debt securitization financing transaction, consisting of $120 million in secured notes and $40.0 million of the 2012 Subordinated Notes. On February 25, 2013 and May 28, 2013, TICC CLO 2012-1 issued additional secured notes totaling an aggregate of $120 million and 2012 Subordinated Notes totaling an aggregate of $40.0 million, which 2012 Subordinated Notes were purchased by OXSQ under the “accordion” feature of the debt securitization which allowed, under certain circumstances and subject to the satisfaction of certain conditions, for an increase in the amount of secured and subordinated notes. It is not necessary that the Company own all or any of the notes permitted by this feature, which may affect the accounting treatment of the debt securitization financing transaction. On August 25, 2016, November 25, 2016, February 27, 2017, and May 25, 2017, the Securitization Issuer repaid approximately $36.0 million, approximately $74.7 million, approximately $24.5 million, and approximately $31.4 million of the class A-1 notes, respectively. On August 25, 2017, the Securitization Issuer repaid, in full, the remaining secured notes (classes A-1, B-1, C-1 and D-1) outstanding of approximately $73.4 million. During the quarter ended December 31, 2017, the Company, as collateral manager of TICC CLO 2012-1, dissolved TICC CLO 2012-1 pursuant to Delaware law by filing a certificate of cancellation with the Secretary of State in Delaware.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 5. BORROWINGS (cont.)

In connection with the August 25, 2016 repayment of approximately $36.0 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $648,000, which consisted of approximately $287,000 in accelerated note discount expense and approximately $361,000 in accelerated deferred debt issuance costs.

In connection with the November 25, 2016 repayment of approximately $74.7 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $1,296,000, which consisted of approximately $574,000 in accelerated note discount expense and approximately $722,000 in accelerated deferred debt issuance costs.

In connection with the February 27, 2017 repayment of approximately $24.5 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $409,000, which consisted of approximately $181,000 in accelerated note discount expense and approximately $228,000 in accelerated deferred debt issuance costs.

In connection with the May 25, 2017 repayment of approximately $31.4 million of the Class A-1 notes, the Company incurred debt extinguishment costs of approximately $505,000, which consisted of approximately $224,000 in accelerated note discount expense and approximately $281,000 in accelerated deferred debt issuance costs.

In connection with the August 25, 2017 repayment of approximately $73.4 million of the Class A-1, B-1, C-1 and D-1 notes, the Company incurred debt extinguishment costs of approximately $2.2 million, which consisted of approximately $1.6 million in accelerated note discount expense and approximately $0.6 million in accelerated deferred debt issuance costs.

The accelerated note discount expense and accelerated deferred debt issuance costs are recorded within realized losses on extinguishment of debt in the consolidated statements of operations. The realized loss on extinguishment of debt incurred in prior periods was reclassified from interest expense in the consolidated statements of operations to conform with the current period presentation for comparative purposes. The cash paid and the effective annualized interest rate for the year ended December 31, 2017 were $3.6 million and 5.33%, respectively.

Notes Payable — Convertible Notes

On September 26, 2012, the Company issued $105.0 million aggregate principal amount of convertible notes (the “Convertible Notes”), and an additional $10.0 million aggregate principal amount of the Convertible Notes was issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. The Convertible Notes bear interest at a rate of 7.50% per year, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2013. The Convertible Notes are convertible into shares of OXSQ’s common stock based on an initial conversion rate of 87.2448 shares of its common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash distributions paid to common shares to the extent that the quarterly distribution exceeds $0.29 cents per share, subject to adjustment. Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Convertible Notes. On December 2, 2016 and December 16, 2016, the Company repurchased $12.0 million and approximately $8.5 million of the Convertible Notes, respectively. On November 1, 2017, the Convertible Notes matured and were repaid in full (approximately $94.5 million) in accordance with their terms.

In connection with the repurchase of approximately $20.5 million of the Convertible Notes in December 2016, the Company recognized a net extinguishment loss of approximately $815,000, which consisted of approximately $716,000 from repurchasing the Convertible Notes at a premium to par and approximately $99,000 in previously unamortized deferred debt issuance costs. These costs are recorded within realized losses on extinguishment of debt in the consolidated statements of operations. The realized loss on extinguishment of debt incurred in prior periods was reclassified from interest expense in the consolidated statements of operations to conform with the current period presentation for comparative purposes. The cash paid and the effective annualized interest rate for the year ended December 31, 2017 were $7.1 million and 8.07%, respectively.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from net investment income per share for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net increase in net assets resulting from net investment income per common share – basic:
Net investment income	$33,506,218	$30,726,730	$26,778,293
Weighted average common shares outstanding – basic	49,662,157	51,479,409	51,858,313
Net increase in net assets resulting from net investment income per common share – basic	$0.67	$0.60	$0.52
Net increase in net assets resulting from net investment income per common share – diluted:
Net investment income, before adjustments	$33,506,218	$30,726,730	$26,778,293
Adjustments for interest and deferred issuance costs on the Convertible Notes, and related impact on the Base Fees and net investment income incentive fees(1)	—	—	—
Net investment income, as adjusted	$33,506,218	$30,726,730	$26,778,293
Weighted average common shares outstanding – basic	49,662,157	51,479,409	51,858,313
Share adjustments for dilutive effect of the Convertible Notes(1)	—	—	—
Weighted average common shares outstanding – diluted	49,662,157	51,479,409	51,858,313
Net increase in net assets resulting from net investment income per common share – diluted(1)	$0.67	$0.60	$0.52

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6. EARNINGS PER SHARE (cont.)

The following table sets forth the computation of basic and diluted net (decrease) increase in net assets resulting from operations per share for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net increase in net assets resulting from operations per common share – basic:
Net (decrease) increase in net assets resulting from operations	$(9,213,373)	$43,609,671	$110,361,763
Weighted average common shares outstanding – basic	49,662,157	51,479,409	51,858,313
Net (decrease) increase in net assets resulting from operations per common share – basic	$(0.19)	$0.85	$2.13
Net (decrease) increase in net assets resulting from operations per common share – diluted:
Net (decrease) increase in net assets resulting from operations, before adjustments	$(9,213,373)	$43,609,671	$110,361,763
Adjustments for interest and deferred issuance costs on the Convertible Notes, and related impact on the Base Fees and net investment income incentive fees	—	4,724,234	7,157,374
Net (decrease) increase in net assets resulting from operations, as adjusted	$(9,213,373)	$48,333,905	$117,519,137
Weighted average common shares outstanding – basic	49,662,157	51,479,409	51,858,313
Share adjustments for dilutive effect of the Convertible Notes	—	6,869,815	9,915,079
Weighted average common shares outstanding – diluted	49,662,157	58,349,224	61,773,392
Net increase (decrease) in net assets resulting from operations per common share – diluted	$(0.19)	$0.83	$1.90

___________

(1)	Due to the anti-dilutive effect on the computation of diluted earnings per share for the years ended December 31, 2017, and 2016, the adjustments for interest and deferred issuance costs on the Convertible Notes, and the related impact on the Base Fees and net investment income incentive fees as well as share adjustments for dilutive effect of the Convertible Notes were excluded from the respective periods’ diluted earnings per share computation.

The following table represents the respective adjustments which were not made due to the anti-dilutive effect on the computation of diluted change in net assets resulting from net investment income per common share and the diluted change in net assets resulting from operations per common share for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net increase in net assets resulting from net investment income per common share – diluted:
Adjustments for interest and deferred issuance costs on the Convertible Notes, and related impact on the base management fees and net investment income incentive fees	$—	$4,724,234	$7,157,374
Share adjustments for dilutive effect of the Convertible Notes	—	6,869,815	9,915,079
Net increase in net assets resulting from operations per common share – diluted:
Adjustments for interest and deferred issuance costs on the Convertible Notes, and related impact on the base management fees and net investment income incentive fees	$—	$—	$—
Share adjustments for dilutive effect of the Convertible Notes	—	—	—

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 7. RELATED PARTY TRANSACTIONS

OXSQ pays Oxford Square Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee (the “Base Fee”) and an incentive fee. The cost of both the Base Fee payable to Oxford Square Management and any incentive fees earned by Oxford Square Management are ultimately borne by OXSQ’s common stockholders.

Base Management Fee

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is currently calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of OXSQ’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by the Company in connection with any share or debt issuances until such proceeds have been invested in accordance with its investment objective). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets has decreased during the quarter. The Base Fee for any partial quarter will be appropriately prorated.

The following table represents the Base Fee for the years ended December 31, 2018, 2017 and 2016, respectively:

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Base Fee	$7,309,435	$8,140,010	$11,292,395

The Base Fee payable to Oxford Square Management as of December 31, 2018 and 2017 was $2,052,373 and $1,683,444 respectively.

Incentive Fee

The incentive fee has two parts: the net investment income incentive fee and the capital gains incentive fee. The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for the calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus OXSQ’s operating expenses accrued the calendar quarter (including the Base Fee, expenses payable under a separate agreement with Oxford Funds (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Company has not yet received in cash. Oxford Square Management will not be under any obligation to reimburse OXSQ for any part of the incentive fee it received that was based on accrued income that it never received as a result of a default by an entity on the obligation that resulted in the accrual of such income. “Pre-Incentive Fee Net Investment Income” does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of Oxford Square Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to Oxford Square Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by OXSQ’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. There is no accumulation of amounts from quarter to quarter for the “Preferred Return Amount,” and accordingly there is no claw back of amounts previously paid to Oxford Square Management if the “Pre-Incentive Fee Net Investment Income” for subsequent quarters is below the quarterly “Preferred Return Amount,” and there is no delay of payment of incentive fees to Oxford Square Management if the “Pre-Incentive Fee Net Investment Income” for prior quarters is below the quarterly “Preferred Return Amount” for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, which provides that a net investment income incentive fee will not be payable to Oxford Square Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by Oxford Square Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

From January 1, 2005 through March 31, 2016, the “Pre-Incentive Fee Net Investment Income,” which was expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%. The annual hurdle rates for the 2018, 2017 and 2016 calendar years was 7.20%, 6.93%, and 6. 65% respectively.

The following table represents the net investment income incentive fees for each of the years ended December 31, 2018, 2017 and 2016, respectively:

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Net investment income incentive fee	$4,585,151	$3,850,646	$2,795,399

The net investment income incentive fee payable to Oxford Square Management as of December 31, 2018 and 2017, was approximately $1,175,083 and $1,022,655, respectively.

Capital Gains Incentive Fees

The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consists of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized gains and unrealized depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

The amount of capital gains incentive fee expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to Oxford Square Management in the event of a complete liquidation of the Company’s portfolio as of period end and the termination of the Investment Advisory Agreement on such date. Also, it should be noted that the capital gains incentive fee expense fluctuates with the Company’s overall investment results.

There were no capital gains incentive fee based on hypothetical liquidation for the years ended December 31, 2018, 2017 and 2016.

Administration Agreement

The Company has also entered into the Administration Agreement with Oxford Funds under which Oxford Funds provides administrative services for OXSQ. The Company pays Oxford Funds an allocable portion of overhead and other expenses incurred by Oxford Funds in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the chief financial officer, accounting staff and other administrative support personnel, which creates potential conflicts of interest that the Board of Directors must monitor. The Company also reimburses Oxford Funds for the costs associated with the functions performed by OXSQ’s Chief Compliance Officer that Oxford Funds pays on the Company’s behalf pursuant to the terms of an agreement between the Company and Alaric Compliance Services, LLC.

Oxford Square Management is controlled by Oxford Funds, its managing member. Charles M. Royce holds a minority, non-controlling interest in Oxford Square Management. Oxford Funds manages the business and internal affairs of Oxford Square Management. Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a Director, is the managing member of Oxford Funds. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President and Chief Operating Officer of Oxford Square Management and a member of Oxford Funds. Messrs. Cohen and Rosenthal together control the equity interests in Oxford Funds.

For the years ended December 31, 2018, 2017 and 2016, OXSQ incurred approximately $0.9 million, $0.9 million and $0.8 million, respectively, in compensation expenses for the services of employees allocated to the administrative activities of OXSQ, pursuant to the Administrative Agreement with Oxford Funds. In addition, OXSQ incurred approximately $26,000, $79,000 and $111,000 for facility costs allocated under the Administrative Agreement for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and December 31, 2017, there were no amounts payable under the Administration Agreement.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 8. INVESTMENT INCOME

The following table sets forth the components of investment income for the years ended December 31, 2018, 2017 and 2016, respectively:

	December 31, 2018	December 31, 2017	December 31, 2016
Interest Income
Stated interest income	$24,403,191	$23,640,789	$33,154,526
Original issue discount and market discount income	613,073	1,003,086	1,158,401
Payment-in-kind income	290,600	233,067	214,389
Discount income derived from unscheduled remittances at par	148,599	67,214	20,574
Total interest income	25,455,463	24,944,156	34,547,890
Income from securitization vehicles and investments	27,837,032	33,274,392	32,503,279
Other income
Fee letters	664,061	1,368,132	1,352,396
Loan prepayment and bond call fees	1,130,741	719,012	358,381
All other fees	1,189,971	1,111,325	518,100
Total other income	2,984,773	3,198,469	2,228,877
Total investment income	$56,277,268	$61,417,017	$69,280,046

The 1940 Act requires that a BDC offer significant managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the years ended December 31, 2018, 2017 and 2016, the Company received no fee income for managerial assistance.

NOTE 9. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Company to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of December 31, 2018, the Company had no commitments to purchase additional debt investments.

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its consolidated results of operations and financial condition.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 are as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value at beginning of period	$7.55	$7.50	$6.40	$8.64	$9.85
Net investment income(1)(3)	0.67	0.60	0.52	0.66	1.17
Net realized and unrealized gains (losses)(2)(3)	(0.91)	0.25	1.62	(1.85)	(1.20)
Net change in net asset value from operations	(0.24)	0.85	2.14	(1.19)	(0.03)
Distributions per share from net investment income	(0.73)	(0.66)	(1.06)	(1.14)	(1.00)
Distributions based on weighted average share impact	0.01	—	0.01	0.01	(0.03)
Tax return of capital distributions	(0.07)	(0.14)	(0.10)	—	(0.16)
Total distributions(4)	(0.79)	(0.80)	(1.15)	(1.13)	(1.19)
Effect of shares repurchased, gross	0.08	—	0.11	0.08	0.01
Net asset value at end of period	$6.60	$7.55	$7.50	$6.40	$8.64
Per share market value at beginning of period	$5.74	$6.61	$6.08	$7.53	$10.34
Per share market value at end of period	$6.47	$5.74	$6.61	$6.08	$7.53
Total return based on Market Value(5)	26.95%	(2.01)%	33.29%	(4.35)%	(17.22)%
Total return based on Net Asset Value(6)	(1.99)%	11.33%	35.31%	(12.73)%	(0.51)%
Shares outstanding at end of period	47,650,959	51,479,409	51,479,409	56,396,435	60,303,769
Ratios/Supplemental Data(8)
Net assets at end of period (000’s)	$314,724	$388,419	$385,992	$360,935	$520,813
Average net assets (000’s)	$369,258	$385,947	$343,328	$487,894	$560,169
Ratio of expenses to average net assets	6.17%	7.95%	12.38%	9.80%	8.70%
Ratio of net investment income to average net assets	9.07%	7.96%	7.80%	8.12%	12.24%
Portfolio turnover rate(7)	35.18%	43.02%	25.73%	24.96%	45.91%

___________

(1)	Represents per share net investment income for the period, based upon weighted average shares outstanding.
(2)	Net realized and unrealized gains include rounding adjustments to reconcile change in net asset value per share.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 10. FINANCIAL HIGHLIGHTS (cont.)

(3)	During the first quarter of 2015, the Company identified a non-material error in its accounting for income from CLO equity investments. Prospectively as of January 1, 2015, the Company records income from its CLO equity investments using the effective yield method in accordance with the accounting guidance in ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon an estimation of an effective yield to maturity utilizing assumed cash flows. An out-of-period adjustment to net investment income incentive fees, in the amount of $2.4 million, or $0.04 per share, is reflected in the year ended December 31, 2015. Prior period amounts are not materially affected.

During the quarter ended September 30, 2015, the Company recorded an out of period adjustment related to a miscalculation of discount accretion which increased interest income and increased investment cost, by approximately $1.4 million. For the year ended December 31, 2015, approximately $1.1 million, or $0.02 per share, of the adjustment related to prior years. The increase in the investment cost has a corresponding effect on the investment’s unrealized depreciation of the same amount. Management concluded the adjustment was not material to previously filed financial statements.

(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The ultimate tax character of the Company’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.
(5)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value per share, assuming distribution reinvestment prices obtained under the Company’s distribution reinvestment plan, excluding any discounts.
(6)	Total return based on net asset value equals the increase or decrease of ending net asset value over beginning net asset value, plus distributions, divided by the beginning net asset value.
(7)	Portfolio turnover rate is calculated using the lesser of the annual cash investment sales and debt repayments or annual cash investment purchases over the average of the total investments at fair value.
(8)	The following table provides supplemental performance ratios measured for the years ended December 31, 2018, 2017, 2016, 2015 and 2014:
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Ratio of expenses to average net assets:
Expenses before incentive fees	4.92%	6.95%	11.57%	10.00%	8.39%
Net investment income incentive fees	1.24%	1.00%	0.81%	(0.19)%	1.00%
Capital gains incentive fees	—%	—%	—%	%	(0.69)%
Ratio of expenses, excluding interest expense, to average net assets	4.21%	4.61%	7.37%	5.73%	5.17%

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 11. DISTRIBUTIONS

The following table reflects the cash distributions, including distributions reinvested, if any, per share that we have declared on our common stock since the beginning of the 2016 fiscal year:

Date Declared	Record Date	Payment Date	Total Distributions		GAAP Net Investment Income		Distributions in excess of/ (less than) GAAP net investment income
Fiscal 2019
February 22, 2019	March 15, 2019	March 29, 2019	$0.200		$—	(1)	$—	(1)
February 22, 2019	April 23, 2019	April 30, 2019	0.067		—	(1)	—	(1)
February 22, 2019	May 24, 2019	May 31, 2019	0.067		—	(1)	—	(1)
February 22, 2019	June 21, 2019	June 28, 2019	0.067		—	(1)	—	(1)
			$0.401		$—		$—

Fiscal 2018
October 26, 2018	December 17, 2018	December 31, 2018	$0.20		$0.18		$0.02
July 26, 2018	September 14, 2018	September 28, 2018	0.20		0.18		0.02
April 24, 2018	June 15, 2018	June 29, 2018	0.20		0.15		0.05
February 22, 2018	March 16, 2018	March 30, 2018	0.20		0.17		0.03
Total (2018)			$0.80	(2)	$0.67	(5)	$0.13	(5)

Fiscal 2017
October 27, 2017	December 15, 2017	December 29, 2017	$0.20		$0.15		$0.05
February 27, 2017	September 15, 2017	September 29, 2017	0.20		0.13		0.07
February 27, 2017	June 16, 2017	June 30, 2017	0.20		0.16		0.04
February 27, 2017	March 16, 2017	March 31, 2017	0.20		0.16		0.04
Total (2017)			$0.80	(3)	$0.60		$0.20

Fiscal 2016
October 26, 2016	December 16, 2016	December 30, 2016	$0.29		$0.18		$0.11
July 28, 2016	September 16, 2016	September 30, 2016	0.29		0.13		0.16
April 28, 2016	June 16, 2016	June 30, 2016	0.29		0.13		0.16
February 18, 2016	March 17, 2016	March 31, 2016	0.29		0.08		0.21
Total (2016)			$1.16	(4)	$0.52		$0.64

___________

(1)	We have not yet reported earnings for this period.
(2)	The tax characterization of cash distributions for the year ended December 31, 2018 will not be known until the tax return for such year is finalized. For the year ended December 31, 2018, the amounts and sources of distributions reported are only estimates and are not being provided for U.S. tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end and the amounts represented may be materially different from the amounts disclosed in the final Form 1099-DIV notice. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Company’s investment performance and may be subject to change based on tax regulations.
(3)	Cash distributions for the year ended December 31, 2017 includes a tax return of capital of approximately $0.50 per share for tax purposes.
(4)	Cash distributions for the year ended December 31, 2016 includes a tax return of capital of approximately $0.59 per share for tax purposes.
(5)	Totals may not sum due to rounding.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 11. DISTRIBUTIONS (cont.)

The tax character of distributions declared and paid in 2018 represented, on an estimated basis, $36,151,218 from ordinary income, and $3,329,807 from tax return of capital. GAAP requires adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net asset value per share. For 2018, the permanent differences between financial and tax reporting were due to gains from unscheduled prepayments, prepayment penalty fees and basis adjustments on the disposition of CLO equity investments, resulting in a decrease of distributions in excess of investment income of $20,054,560, an increase of accumulated net realized losses on investments and extinguishment of debt of $23,981,110, and a decrease of capital in excess of par value of $44,035,670. Certain components of net assets have been reclassified from those originally published in quarterly and annual reports to conform to the current period presentation for comparative purposes.

The tax character of distributions declared and paid in 2017 represented, on an estimated basis, $33,752,176 from ordinary income, and $7,431,351 from tax return of capital. GAAP requires adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net asset value per share. For 2017, the permanent differences between financial and tax reporting were due to gains from unscheduled prepayments, prepayment penalty fees and basis adjustments on the disposition of CLO equity investments, resulting in a decrease of distributions in excess of investment income of $21,576,301, an increase of accumulated net realized losses on investments and extinguishment of debt of $3,745,321, and a decrease of capital in excess of par value of $25,321,622. Certain components of net assets have been reclassified from those originally published in quarterly and annual reports to conform to the current period presentation for comparative purposes.

The tax character of distributions declared and paid in 2016 represented, on an estimated basis, $54,740,084 from ordinary income, and $4,976,030 from tax return of capital. GAAP requires adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net asset value per share. For 2016, the permanent differences between financial and tax reporting were due to gains from unscheduled prepayments, prepayment penalty fees and basis adjustments on the disposition of CLO equity investments, resulting in a decrease of distributions in excess of investment income of $17,278,880, an increase of accumulated net realized losses on investments of $12,569,225, and a decrease of capital in excess of par value of $4,709,655.

We have adopted an “opt out” distribution reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions. During the years ended December 31, 2018, 2017 and 2016, the Company did not issue any shares of common stock to stockholders in connection with the distribution reinvestment plan.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of December 31, 2018, the RIC Modernization long term capital loss carryforward of $25,681,808 expired. The Company has available $83,390,350 of capital losses which can be used to offset future capital gains. All of these losses are not subject to expiration under the Act, representing current year post RIC modernization long term capital loss carryforward. Under the current law, capital losses related to securities realized after October 31 and prior to the Company’s fiscal year end may be deferred as occurring the first day of the following year. For the fiscal year ended December 31, 2018, the Company has deferred such losses in the amount of $1,617,105.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 11. DISTRIBUTIONS (cont.)

As of December 31, 2018, 2017 and 2016, the estimated components of distributable earnings / (accumulated losses) on a tax basis were as follow:

	December 31,
	2018	2017	2016
Distributable ordinary income	$—	$—	$—
Distributable long-term capital gains (capital loss carry forward)	(83,390,350)	(102,612,125)	(94,026,560)
Unrealized appreciation (depreciation) on investments	(57,715,367)	(36,241,715)	(77,903,235)
Other timing differences	(1,617,105)	(2,540,061)	(1,415,144)
Total accumulated losses	$(142,722,822)	$(141,393,901)	$(173,344,939)

The amounts will be finalized before filing the federal income tax return.

NOTE 12. SHARE REPURCHASE PROGRAM

On February 5, 2018, the Board authorized a program for the purpose of repurchasing up to $25.0 million worth of the Company’s common stock. Under that repurchase program, the Company was authorized, but not obligated, to repurchase outstanding common stock in the open market from time to time through December 31, 2018, provided that repurchases comply with the prohibitions under our Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Further, any repurchases were to be conducted in accordance with the 1940 Act. During the year ended December 31, 2018, under that repurchase program, the Company repurchased 3,828,450 shares of outstanding common stock for approximately $25.0 million, while complying with the prohibitions under the Company’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. This represents a discount of approximately 1.1% of the net asset value per share as of December 31, 2018. In addition, repurchases were conducted in accordance with the 1940 Act.

The following table discloses on a monthly basis for the year ended December 31, 2018, the total number of shares repurchased (including the total number of shares repurchased under this program), the weighted average price paid per share, and the maximum number of shares (or approximate dollar value) of shares that may yet be repurchased under the program.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Cumulative Number of Shares Purchased as Part of Publicly Announced Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Program
January 1, 2018 – January 31, 2018	—	$—	—	$—
February 1, 2018 – February 28, 2018	336,921	$5.66	336,921	$23.1 million
March 1, 2018 – March 31, 2018	653,339	$6.18	990,260	$19.1 million
April 1, 2018 – April 30, 2018	100,456	$6.14	1,090,716	$18.5 million
May 1, 2018 – May 31, 2018	540,031	$6.76	1,630,747	$14.8 million
June 1, 2018 – June 30, 2018	441,053	$6.95	2,071,800	$11.7 million
July 1, 2018 – July 31, 2018	152,437	$6.98	2,224,237	$10.7 million
August 1, 2018 – August 31, 2018	108,906	$6.98	2,333,143	$9.9 million
September 1, 2018 – September 30, 2018	—	$—	2,333,143	$9.9 million
October 1, 2018 – October 31, 2018	696,450	$6.57	3,029,593	$5.3 million
November 1, 2018 – November 30, 2018	690,800	$6.65	3,720,393	$0.7 million
December 1, 2018 – December 31, 2018	108,057	$6.71	3,828,450	$—

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 12. SHARE REPURCHASE PROGRAM (cont.)

On November 5, 2015, the Board of Directors authorized a program for the purpose of repurchasing up to $75.0 million worth of the Company’s common stock. Under this repurchase program, the Company was able, but was not obligated to, repurchase outstanding common stock in the open market from time to time through June 30, 2016, provided that repurchases complied with the prohibitions under the Company’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Exchange Act, as amended, including certain price, market volume and timing constraints. Further, any repurchases were to be conducted in accordance with the 1940 Act. Additionally, under the Board of Directors’ authorization of November 5, 2015, the Company entered into a Rule 10b5-1 trading plan to undertake accretive share repurchasing on a non-discretionary basis of up to $50.0 million prior to March 4, 2016. In aggregate, under the November 5, 2015 plan, the Company repurchased 3,591,551 shares of its common stock for approximately $23.7 million at the weighted average price of approximately $6.63 per share, inclusive of commissions. This represents a premium of approximately 3.6% of the net asset value per share as of December 31, 2015.

The Board of Directors’ authorized program to repurchase up to $75.0 million worth of the Company’s common stock expired on June 30, 2016. During the six months ended June 30, 2016, the Company repurchased shares under the November 5, 2015 repurchase program totaling 4,917,026 shares of its common stock for approximately $25.6 million at the weighted average price of approximately $5.20 per share, inclusive of commissions. This represents a discount of approximately 30.7% of the net asset value per share as of December 31, 2016.

The Company did not repurchase shares of its common stock during the year ended December 31, 2017, as the program to repurchase up to $75.0 million worth of the Company’s common stock expired on June 30, 2016.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Program
January 1, 2016 – January 31, 2016	2,155,303	$5.48	2,155,303	$39.5 million
February 1, 2016 – February 29, 2016	2,562,494	$4.97	2,562,494	$26.8 million
March 1, 2016 – March 31, 2016	199,229	$5.17	199,229	$25.8 million
April 1, 2016 – December 31, 2016	—	—	—	—
Total – Year ended December 31, 2016	4,917,026		4,917,026

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended December 31, 2018
	Quarter Ended December 31	Quarter Ended September 30	Quarter Ended June 30	Quarter Ended March 31
Total Investment Income	$15,193,294	$15,218,452	$12,518,722	$13,346,800
Net Investment Income	8,482,607	8,612,504	7,688,011	8,723,096
Net (Decrease) Increase in Net Assets resulting from Operations	(34,117,656)	6,512,309	6,901,911	11,490,063
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted(1)	$0.18	$0.18	$0.15	$0.17
Net Increase in Net Assets resulting from Operations, per common share, basic and diluted(1)	$(0.71)	$0.13	$0.14	$0.22

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED) (cont.)

___________

(1)	Due to the anti-dilutive effect on the computation of diluted earnings per share, the adjustments for interest and deferred issuance costs on the Convertible Notes, and the related impact on the Base Fees and net investment income incentive fees as well as weighted average common shares outstanding adjustments for the dilutive effect of the Convertible Notes were excluded from the quarters ended December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018.
	Year Ended December 31, 2017
	Quarter Ended December 31	Quarter Ended September 30	Quarter Ended June 30	Quarter Ended March 31
Total Investment Income	$13,441,687	$14,497,697	$17,012,153	$16,465,480
Net Investment Income	7,628,828	6,767,753	8,046,907	8,283,424
Net Increase in Net Assets resulting from Operations	16,421,797	6,016,019	9,117,896	12,053,959
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted(1)	$0.15	$0.13	$0.16	$0.16
Net Increase in Net Assets resulting from Operations, per common share, basic	$0.32	$0.12	$0.18	$0.23
Net Increase in Net Assets resulting from Operations, per common share, diluted	$0.31	$0.12	$0.18	$0.23

____________

(1)  Due to the anti-dilutive effect on the computation of diluted earnings per share, the adjustments for interest and deferred issuance costs on the Convertible Notes, and the related impact on the Base Fees and net investment income incentive fees as well as weighted average common shares outstanding adjustments for the dilutive effect of the Convertible Notes were excluded from the quarters ended December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017.

	Year Ended December 31, 2016
	Quarter Ended December 31	Quarter Ended September 30	Quarter Ended June 30	Quarter Ended March 31
Total Investment Income	$18,869,245	$18,095,792	$17,046,527	$15,268,482
Net Investment Income	9,395,951	6,539,020	6,798,806	4,044,516
Net Increase (Decrease) in Net Assets resulting from Operations	36,299,055	42,912,763	48,263,840	(17,113,895)
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted(2)	$0.18	$0.13	$0.13	$0.08
Net Increase (Decrease) in Net Assets resulting from Operations, per common share, basic(1)	0.71	$0.83	$0.94	$(0.32)
Net Increase (Decrease) in Net Assets resulting from Operations, per common share, diluted(1)	$0.62	$0.72	$0.81	$(0.32)

___________

(1)	Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the year ended December 31, 2016 due to rounding.
(2)	Due to the anti-dilutive effect on the computation of diluted earnings per share, the adjustments for interest and deferred issuance costs on the Convertible Notes, and the related impact on the Base Fees and net investment income incentive fees as well as weighted average common shares outstanding adjustments for the dilutive effect of the Convertible Notes were excluded from the quarters ended September 30, 2016, June 30, 2016, and March 31, 2016.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 14. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The compliance date for the Amendments is for all filings on or after November 5, 2018. Management has adopted the amendments and included the required disclosures in the Company’s consolidated financial statements herein. Prior periods have been reclassified to conform to the current year presentation.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) to improve the effectiveness of fair value measurement disclosures. This amendment modifies the disclosure requirements of fair value measurements based on the concepts in FASB Concepts Statement, Conceptual Framework for Financial Reporting- Chapter 8: Notes to Financial Statements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and early adoption is permitted. Management has adopted the amendments in ASU 2018-13 as of September 30, 2018. The adoption did not have a material impact on the Company’s consolidated financial statements and disclosures.

In March 2017, the FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has assessed these changes and does not believe they will have a material impact on the Company’s consolidated financial statements and disclosures.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a Consensus of the Emerging Issues Task Force) (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. Management adopted the new guidance as of January 1, 2018 and upon adoption of the standard, restricted cash was included as part of beginning and ending cash and cash equivalents on the consolidated statement of cash flows for the year ended December 31, 2018, 2017 and 2016.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. Management adopted the new guidance as of January 1, 2018 and the adoption did not have a material impact on the Company’s consolidated financial statements.

NOTE 15. RISKS AND UNCERTAINTIES

The U.S. capital markets have recently experienced periods of extreme volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Company believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Company’s business, financial condition and results of operations. Adverse economic conditions could also increase the Company’s funding costs, limit the Company’s access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could limit the Company’s investment originations, limit the Company’s ability to grow and negatively impact the Company’s operating results.

Many of the companies in which the Company has made or will make investments may be susceptible to adverse economic conditions, which may affect the ability of a company to repay OXSQ’s loans or engage in a liquidity event such as a sale,

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 15. RISKS AND UNCERTAINTIES (cont.)

recapitalization, or initial public offering. Therefore, the Company’s nonperforming assets may increase, and the value of the Company’s portfolio may decrease during this period. Adverse economic conditions also may decrease the value of any collateral securing some of the Company’s loans and the value of its equity investments. Adverse economic conditions could lead to financial losses in the Company’s portfolio and a decrease in its revenues, net income, and the value of the Company’s assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that the Company holds. The Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though the Company may have structured its investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which the Company actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize the Company’s debt holding and subordinate all or a portion of the Company’s claim to that of other creditors. These events could harm the Company’s financial condition and operating results.

As a BDC, the Company is required to carry its investments at fair value as determined in good faith by or under the direction of its Board of Directors. Decreases in the fair values of the Company’s investments are recorded as unrealized depreciation. Depending on market conditions, the Company could incur substantial losses in future periods, which could have a material adverse impact on its business, financial condition and results of operations.

NOTE 16. CONCENTRATION OF CREDIT RISK

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Company’s portfolio may be concentrated in a limited number of portfolio companies, which will subject the Company to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that the Company holds or if those sectors experience a market downturn.

NOTE 17. SUBSEQUENT EVENTS

On February 22, 2019, the Board of Directors declared distributions to stockholders as shown below: The Company will pay distributions on a monthly basis beginning April 30, 2019.

Per Share Distribution Amount Declared	Record Dates	Payable Dates
$0.200	March 15, 2019	March 29, 2019
$0.067	April 23, 2019	April 30, 2019
$0.067	May 24, 2019	May 31, 2019
$0.067	June 21, 2019	June 28, 2019

On January 30, 2019, approximately $7.3 million of the principal outstanding under the Credit Facility was repaid by the Company.

The Company’s management evaluated subsequent events through the date of issuance of these Consolidated Financial Statements and noted no other events that necessitate adjustments to or disclosure in the financial statements.

SCHEDULE 12-14

OXSQ CAPITAL CORP.
INVESTMENTS IN AND ADVANCES TO AFFILIATES
(AMOUNTS IN THOUSANDS)

Name of Issuer	Title of Issue or Nature of Indebtedness	Amount of Interest or Distributions Credited to Income(2)	Value as of December 31, 2017	Gross Additions(3)	Gross Reductions(4)	Net Change in Unrealized Appreciation	Value as of December 31, 2018
AFFILIATED INVESTMENT:
Unitek Global Systems, Inc.	Senior Secured Notes	$179.1	$2,665.1	$6.7	$(2,634.6)	$(37.2)	$—
	Subordinated Debt	92.8	786.6	92.6	(869.7)	(9.5)	—
	Common Stock(1)	—	3,048.3	—	—	(2,899.0)	149.3
	Series A Super Senior Preferred Equity(1)	—	—	2,001.6	—	160.2	2,161.8
	Series A Senior Preferred Equity(1)	—	3,272.7	—	—	690.5	3,963.2
	Series A Preferred Equity(1)	—	8,446.2	—	—	(228.3)	8,217.9
	Warrants(1)	—	—	—	—	—	—
Total Affiliated Investment		271.9	18,218.9	2,100.9	(3,504.3)	(2,323.3)	14,492.2
Total Control Investment		—	—	—	—	—	—
TOTAL CONTROL AND AFFILIATED INVESTMENTS		$271.9	$18,218.9	$2,100.9	$(3,504.3)	$(2,323.3)	$14,492.2

___________

(1)	Investment is non-income producing.
(2)	Represents the total amount of interest or distributions credited to income for the portion of the year an investment was an affiliate investment.
(3)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or distributions, the amortization of discounts and fees.
(4)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs.

$42,500,000

Oxford Square Capital Corp.

6.25% Notes due 2026

_______________________________

Prospectus Supplement
March 27, 2019

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Joint Book-Running Managers

Ladenburg Thalmann            BB&T Capital Markets

Lead Managers

B. Riley FBR            Incapital

Co-Manager

National Securities Corporation